                                                        Registration No.33-77256


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ________________________


                                    FORM S-6


                         POST-EFFECTIVE AMENDMENT NO. 6
                         TO THE REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF l933
                          ___________________________


                             SEPARATE ACCOUNT THREE
                                       OF
                             THE MANUFACTURERS LIFE
                          INSURANCE COMPANY OF AMERICA
                             (Exact name of trust)

                             THE MANUFACTURERS LIFE
                          INSURANCE COMPANY OF AMERICA
                              (Name of depositor)
                          ___________________________
                             500 N. Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of depositor's principal executive offices)



       JAMES D. GALLAGHER, ESQ.
     Secretary and General Counsel
   The Manufacturers Life Insurance                    Notice to:
          Company of America             W. Randolph Thompson, Esq., Of Counsel
        500 N. Woodward Avenue             Jones & Blouch L.L.P., Suite 405W
   Bloomfield Hills, Michigan 48304        1025 Thomas Jefferson Street, N.W
(Name and Address of Agent for Service)       Washington, D.C. 20007-0805

It is proposed that this filing will become effective:


____  immediately upon filing pursuant to paragraph (b) of Rule 485
_X__  on May1, 1997 pursuant to paragraph (b) of Rule 485
____  60 days after filing pursuant to paragraph (a)(1) of Rule 485 pursuant to paragraph (a)(1) of Rule 485
____  75 days after filing pursuant to paragraph (a)(2) of Rule 485



                        Election Pursuant to Rule 24f-2
                        _______________________________

     Registrant has registered, pursuant to Rule 24f-2 under the Investment Company Act of 1940, an indefinite number of its variable life contracts for sale under the Securities Act of 1933 and filed a Rule 24f-2 Notice on February 25, 1997 for its fiscal year ended December 31, 1996.

                             SEPARATE ACCOUNT THREE
             OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                       Registration Statement on Form S-6
                             Cross-Reference Sheet


Form N-
8B-2 Item
No.                                     Caption in Prospectus
1  -----    Cover Page; General Information About Manufacturers Life of America, Separate Account Three, and NASL
            Series Trust (Manufacturers Life of America's Separate Account Three)
2  -----    Cover Page; General Information About Manufacturers Life of America, Separate Account Three, and NASL
            Series Trust (Manufacturers Life Of America And Manufacturers Life)
3  -----    *
4  -----    Miscellaneous Matters (Distribution of the Policy)
5  -----    General Information About Manufacturers Life Of America, Separate Account Three, and NASL Series
            Trust (Manufacturers Life of America's Separate Account Three)
6  -----    General Information About Manufacturers Life of America, Separate Account Three, NASL Series Trust
            (Manufacturers Life of America's Separate Account Three)
7  -----    *
8  -----    *
9  -----    Miscellaneous Matters (Pending Litigation)
10 -----    Detailed Information About The Policies
11 -----    General Information About Manufacturers Life Of America, Separate Account Three, and NASL Series
            Trust (NASL Series Trust)
12 -----    General Information About Manufacturers Life Of America, Separate Account Three, and NASL Series
            Trust (NASL Series Trust)
13 -----    Detailed Information About The Policies (Charges and Deductions)
14 -----    Detailed Information About the Policies (Premium Provisions -- Policy Issue and Initial Premium);
            Miscellaneous Matters (Responsibilities Assumed By Manufacturers Life)
15 -----    Detailed Information About The Policies (Premium Provisions -- Policy Issue and Initial Premium)
16 -----    General Information About Manufacturers Life Of America, Separate Account Three, and NASL Series
            Trust (NASL Series Trust)
17 -----    Detailed Information About The Policies (Policy Values -- Partial Withdrawals and Surrenders); Other
            Provisions -- Payment of Proceeds)
18 -----    General Information About Manufacturers Life Of America, Separate Account Three, and NASL Series Trust
19 -----    Detailed Information About The Policies (Other Provisions -- Reports To Policyowners); Miscellaneous
            Matters (Responsibilities Assumed By Manufacturers Life)
20 -----    General Information About Manufacturers Life Of America, Separate Account Three, and NASL Series
            Trust; Miscellaneous Matters (Responsibilities Assumed By Manufacturers Life)
21 -----    Detailed Information About The Policies (Policy Values -- Policy Loans)
22 -----    *
23 -----    **
24 -----    Detailed Information About the Policies (Other General Policy Provisions)
25 -----    General Information About Manufacturers Life Of America, Separate Account Three, NASL Series Trust
            (Manufacturers Life Of America And Manufacturers Life)
26 -----    *
27 -----    General Information About Manufacturers Life Of America, Separate Account Three, and NASL Series
            Trust (Manufacturers Life Of America And Manufacturers Life)
28 -----    Miscellaneous Matters (Directors And Officers Of Manufacturers Life Of America)
            29 ----- General Information About Manufacturers Life Of America, Separate Account Three, and NASL
            Series Trust (Manufacturers Life Of America And Manufacturers Life)
30 -----    *
31 -----    *
32 -----    *
33 -----    *
34 -----    *

35 -----    Miscellaneous Matters (State Regulations)
36 -----    *
37 -----    *
38 -----    Miscellaneous Matters (Distribution of the Policy; Responsibilities Assumed By Manufacturers Life)
39 -----    Miscellaneous Matters (Distribution of the Policy)
40 -----    *
41(a)---    Miscellaneous Matters (Distribution of the Policy)
41(b)---    **
41(c)---    **
42 -----    *
43 -----    *
44 -----    Detailed Information About The Policies (Policy Values -- Policy Value)
45 -----    *
46 -----    Detailed Information About The Policies (Policy Values -- Partial Withdrawals and Surrenders;
            Other Provisions -- Payment of Proceeds)
47 -----    General Information About Manufacturers Life Of America, Separate Account Three, and NASL Series
            Trust (NASL Series Trust)
48 -----    *
49 -----    *
50 -----    *
51 -----    Detailed Information About The Policies
52 -----    Detailed Information About The Policies (Miscellaneous Matters -- Portfolio Share Substitution)
53 -----    **
54 -----    *
55 -----    *
56 -----    *
57 -----    *
58 -----    *
59 -----    Financial Statements

* Omitted since answer is negative or item is not applicable.
** Omitted.

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

                                      LOGO

              PROSPECTUS

              THE MANUFACTURERS LIFE INSURANCE
              COMPANY OF AMERICA
              SEPARATE ACCOUNT THREE
              VENTURE SVUL
              FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY

This prospectus describes the Flexible Premium Survivorship Variable Life Insurance Policy (the "Policy") issued by The Manufacturers Life Insurance Company of America ("Manufacturers Life of America" or the "Company"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manufacturers Life"). The Policies are designed to provide lifetime insurance protection together with flexibility as to the timing and amount of premium payments, the investments underlying the Policy Value and the amount of insurance coverage. This flexibility allows the policyowner to pay premiums and adjust insurance coverage in light of his or her current financial circumstances and insurance needs. In this prospectus the term "policyowner" means one or more policyowners.

The Policies provide for: (1) a Net Cash Surrender Value that can be received by partial withdrawals or surrender of the Policy; (2) Policy loans; and (3) an insurance benefit payable at the last surviving life insured's death.


Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of Manufacturers Life of America's Separate Account Three (the "Separate Account") to which the policyowner allocates net premiums. The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio") of NASL Series Trust. The accompanying prospectus for NASL Series Trust, and the corresponding statements of additional information, describe the investment objectives of the Portfolios in which net premiums may be invested. The Portfolios available for allocation of net premiums are the following: Pacific Rim Emerging Markets Trust, Science & Technology Trust, International Small Cap Trust, Emerging Growth Trust, Pilgrim Baxter Growth Trust, Small/Mid Cap Trust, International Stock Trust, Worldwide Growth Trust, Global Equity Trust, Growth Trust, Equity Trust, Quantitative Equity Trust (formerly the Common Stock Fund), Equity Index Trust, Blue Chip Growth Trust, Real Estate Securities Trust, Value Trust, International Growth and Income Trust, Growth and Income Trust, Equity-Income Trust, Balanced Trust, Aggressive Asset Allocation Trust, Moderate Asset Allocation Trust, Conservative Asset Allocation Trust, High Yield Trust, Strategic Bond Trust, Global Government Bond Trust, Capital Growth Bond Trust, Investment Quality Bond Trust, U.S. Government Securities Trust, Money Market Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Growth 820 Trust, Lifestyle Balanced 640 Trust, Lifestyle Moderate 460 Trust and Lifestyle Conservative 280 Trust (collectively the "NASL Trusts"). Other sub-accounts and Portfolios may be added in the future.


Prospective purchasers should ask a Manulife Financial representative if changing, or adding to, existing insurance coverage would be advantageous. Prospective purchasers should note that it may not be advisable to purchase a Policy as a replacement for existing insurance.

BECAUSE OF THE SUBSTANTIAL NATURE OF THE SURRENDER CHARGES IN THE EARLY YEARS, THE POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. A POLICYOWNER CONTEMPLATING SURRENDER OF A POLICY SHOULD PAY SPECIAL ATTENTION TO THE SALES CHARGE LIMITATION PROVISIONS DESCRIBED IN THIS PROSPECTUS, WHICH APPLY ONLY DURING THE FIRST TWO YEARS FOLLOWING THE POLICY DATE OR FOLLOWING AN INCREASE IN FACE AMOUNT.


The Securities and Exchange Commission maintains a Web site (http:/www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the Commission.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR NASL SERIES TRUST.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Manufacturers Life Insurance
Company of America
500 North Woodward Avenue
Bloomfield Hills, Michigan 48304

Service Office:
200 Bloor Street East
Toronto, Ontario, Canada M4W 1E5
TELEPHONE: 1 (800) 827-4546
             1 (800) VARILIN(E)


THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.

                              PROSPECTUS CONTENTS


                                                                                         PAGE
                                                                                       ------
INTRODUCTION TO POLICIES...............................................................      1
GENERAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA, SEPARATE ACCOUNT THREE, AND
  NASL SERIES TRUST....................................................................      8
     Manufacturers Life of America and Manufacturers Life..............................      8
     Manufacturers Life of America's Separate Account Three............................      8
     NASL Series Trust.................................................................      9
     What Are the Investment Objectives and Certain Policies of the Portfolios?........     10
DETAILED INFORMATION ABOUT THE POLICIES................................................     14
  PREMIUM PROVISIONS...................................................................     14
     Policy Issue and Initial Premium..................................................     14
     Premium Allocation................................................................     14
     Premium Limitations...............................................................     15
     Short-Term Cancellation Right and "Free Look" Provisions..........................     15
  INSURANCE BENEFIT....................................................................     16
     The Insurance Benefit.............................................................     15
     No Lapse Guarantee................................................................     15
     No Lapse Guarantee Cumulative Premium Test........................................     16
     Death Benefit Guarantee...........................................................     17
     Death Benefit Guarantee Cumulative Premium Test...................................     17
     Death Benefit Options.............................................................     17
     Death Benefit Option Changes......................................................     18
     Face Amount Changes...............................................................     19
  POLICY VALUES........................................................................     20
     Policy Value......................................................................     20
     Transfers of Policy Value.........................................................     21
     Policy Loans......................................................................     23
     Partial Withdrawals and Surrenders................................................     25
  CHARGES AND DEDUCTIONS...............................................................     25
     Deductions from Premiums..........................................................     25
     Surrender Charges.................................................................     26
     Deferred Sales Charge.............................................................     26
     Monthly Deductions................................................................     29
     Other Charges.....................................................................     31
     Special Provisions for Group or Sponsored Arrangements............................     32
     Special Provisions for Exchanges..................................................     33
     The General Account...............................................................     33
  OTHER GENERAL POLICY PROVISIONS......................................................     34
     Policy Default....................................................................     34
     Policy Reinstatement..............................................................     34
     Miscellaneous Policy Provisions...................................................     35
  OTHER PROVISIONS.....................................................................     35
     Supplementary Benefits............................................................     35
     Payment of Proceeds...............................................................     35
     Reports to Policyowners...........................................................     36
  MISCELLANEOUS MATTERS................................................................     36
     Portfolio Share Substitution......................................................     36
     Federal Income Tax Considerations.................................................     36
     Tax Status of the Policy..........................................................     37
     Tax Treatment of Policy Benefits..................................................     38

                                                                                         PAGE
                                                                                       ------
     The Company's Taxes...............................................................     40
     Distribution of the Policy........................................................     40
     Responsibilities Assumed by Manufacturers Life....................................     40
     Voting Rights.....................................................................     41
     Executive Officers and Directors..................................................     41
     State Regulations.................................................................     42
     Pending Litigation................................................................     42
     Additional Information............................................................     43
     Legal Matters.....................................................................     43
     Experts...........................................................................     43
     Financial Statements..............................................................     44
     Appendices........................................................................     70
     A. Sample Illustrations of Policy Values, Cash Surrender Values and Death
      Benefits.........................................................................     70
     B. Definitions....................................................................     75


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF NASL SERIES TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF NASL SERIES TRUST.

You are urged to examine this prospectus carefully. The INTRODUCTION TO POLICIES will briefly describe the Flexible Premium Survivorship Variable Life Insurance Policy. More detailed information will be found within.

INTRODUCTION TO POLICIES

The following summary is intended to provide a general description of the most important features of the Policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the corridor percentage test (see "Death Benefit Options").

GENERAL. The Policy provides a death benefit at the time of the death of the last surviving life insured.


Premium payments may be made at any time and in any amount, subject to certain limitations.


After certain deductions, premiums will be allocated, according to the policyowner's instructions, to one or more of the general account and the sub-accounts of Manufacturers Life of America's Separate Account Three. Assets of the sub-accounts of Separate Account Three are invested in shares of a particular Portfolio of NASL Series Trust. Allocation instructions may be changed at any time and transfers among the accounts may be made, subject to certain restrictions (see "Transfers of Policy Value"). If the Policy is owned by two or more persons, the Company will require authorization from each policyowner before taking any action on the Policy.


The Portfolios currently offered are the: Pacific Rim Emerging Markets Trust, Science & Technology Trust, International Small Cap Trust, Emerging Growth Trust, Pilgrim Baxter Growth Trust, Small/Mid Cap Trust, International Stock Trust, Worldwide Growth Trust, Global Equity Trust, Growth Trust, Equity Trust, Quantitative Equity Trust (formerly the Common Stock Fund), Equity Index Trust, Blue Chip Growth Trust, Real Estate Securities Trust, Value Trust, International Growth and Income Trust, Growth and Income Trust, Equity-Income Trust, Balanced Trust, Aggressive Asset Allocation Trust, Moderate Asset Allocation Trust, Conservative Asset Allocation Trust, High Yield Trust, Strategic Bond Trust, Global Government Bond Trust, Capital Growth Bond Trust, Investment Quality Bond Trust, U.S. Government Securities Trust, Money Market Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Growth 820 Trust, Lifestyle Balanced 640 Trust, Lifestyle Moderate 460 Trust and Lifestyle Conservative 280 Trust (collectively the "NASL Trusts"). Other sub-accounts and Portfolios may be added in the future.


The Policy has a Policy Value reflecting premiums paid, the investment performance of the accounts to which the policyowner has allocated premiums, and certain charges for expenses and cost of insurance. The policyowner may receive a portion of the Policy Value by taking a Policy loan or a partial withdrawal, or by full surrender of the Policy.

DEATH BENEFIT

DEATH BENEFIT OPTIONS. The policyowner elects to have the Policy's death benefit determined under one of two options:

     -  a death benefit equal to the face amount of the Policy, or

     - a death benefit equal to the face amount of the Policy plus the Policy Value.

Under either option, the death benefit may have to be increased to a multiple of the Policy Value to satisfy the corridor percentage test under the definition of life insurance in the Internal Revenue Code. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "The Insurance Benefit" and "Death Benefit Options."

THE POLICYOWNER MAY CHANGE THE DEATH BENEFIT OPTION. A change in the death benefit option may be requested after the Policy has been in force for two years. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "Death Benefit Option Changes."

THE POLICYOWNER MAY INCREASE THE FACE AMOUNT. After the Policy has been in force for two years, an increase in the face amount of the Policy may be requested once per Policy Year. An increase in the face amount is subject to satisfactory evidence of insurability and will usually result in the Policy's being subject to new surrender charges. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "Face Amount Changes."


THE POLICYOWNER MAY DECREASE THE FACE AMOUNT. A decrease in the face amount may be requested once per Policy Year after the Policy has been in force for two years, except during the two-year period following any increase in face amount. In addition, during the two-year period following an increase in face amount, the policyowner may choose to decrease the increased face amount, which will result in certain surrender charges being deducted from the Policy Value. During the two-year period following an increase, the deferred sales charge for the increase is subject to the Policy's sales charge limitation provisions. A decrease in face amount may result in certain surrender charges being deducted from the Policy Value. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "Face Amount Changes."


DEATH BENEFIT GUARANTEE

As long as the Death Benefit Guarantee Cumulative Premium Test or, where applicable, the Fund Value Test is satisfied, the Company guarantees that the Policy will not go into default (i) prior to when the youngest life insured achieves or would have achieved Attained Age 100, if Death Benefit Option 1 is maintained through the life of the Policy, (ii) prior to when the youngest life insured attains or would have achieved Attained Age 85 if Death Benefit Option 2 is selected at any time regardless of the investment performance of the Funds underlying the Policy Value. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Death Benefit Guarantee."

NO LAPSE GUARANTEE

As long as the No Lapse Guarantee Cumulative Premium Test is satisfied, the Company guarantees that the Policy will not go into default during the No Lapse Guarantee Period. For lives insured with an average Issue Age of up to and including age 70, the No Lapse Guarantee Period is 10 years. For lives insured with an average Issue Age of 71 and older, the No Lapse Guarantee Period decreases by one year for each year the average age exceeds 70, until average age 77. From average age 77 to 85 the No Lapse Guarantee Period is fixed at three years. The No Lapse Guarantee is not available to lives insured whose average Issue Age exceeds 85. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "No Lapse Guarantee."

DOLLAR COST AVERAGING.

Manufacturers Life of America will offer policyowners a Dollar Cost Averaging program. Under the Dollar Cost Averaging program the policyowner will designate an amount which will be transferred at predetermined intervals from one Investment Account into any other Investment Account(s) or the Guaranteed Interest Account.

Each transfer under the Dollar Cost Averaging program must be of a minimum amount as set by Manufacturers Life of America. Once set, this minimum may be changed at any time at the discretion of Manufacturers Life of America. Currently, no charge will be made for this program if the Policy Value exceeds $15,000 on the date of transfer. Otherwise, there will be a charge of $5 for each transfer under this program. The charge will be deducted from the value of the Investment Account out of which the transfer occurs. If insufficient funds exist to effect a Dollar Cost Averaging transfer, including the charge, if applicable, the transfer will not be effected and the policyowner will be so notified.

Manufacturers Life of America reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

Asset Allocation Balancer Transfers. Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals Manufacturers

Life of America will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation.

Currently, there is no charge for this program; however, Manufacturers Life of America reserves the right to institute a charge on 90 days' notice to the policyowner.

Manufacturers Life of America reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

PREMIUM PAYMENTS ARE FLEXIBLE

The policyowner may pay premiums at any time and in any amount, subject to certain limitations. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Policy Issue" and "Premium Limitations."

The policyowner must pay at least the Initial Premium to put the Policy in force. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Policy Limitations," Insurance Benefit -- "No Lapse Guarantee" and "Death Benefit Guarantee."

After the Initial Premium is paid there is no minimum premium required. However, minimum premiums are required to maintain the Death Benefit Guarantee or the No Lapse Guarantee. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "Death Benefit Guarantee" and "No Lapse Guarantee." In addition, certain premium payments may be required to keep the Policy from lapsing. See DETAILED INFORMATION ABOUT THE POLICIES; OTHER GENERAL POLICY PROVISIONS -- "Policy Default." Certain maximum premium limitations apply to the Policy, to ensure that the Policy qualifies as life insurance under rules defined in the Internal Revenue Code. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Premium Limitations."

SUMMARY OF CHARGES AND DEDUCTIONS

Charges under the Policy are assessed as described below:

(1) Deductions from premiums

     - 2.35% of all premiums paid, for state and local taxes, and 1.25% of all premiums paid, for federal taxes, to the end of the tenth Policy Year. Currently, the Company expects this deduction to cease after the end of the tenth Policy Year.

     - a sales charge of 5.5% of the premiums paid, in the current Policy Year, up to a maximum of the Target Premium for the current Policy Year. This deduction is taken to the end of the tenth Policy Year. See DETAILED INFORMATION ABOUT THE POLICIES; CHARGES AND DEDUCTIONS -- "Deductions from Premiums."

(2) Surrender Charges

     - upon surrender, partial withdrawal in excess of the Withdrawal Tier Amount, decrease in face amount or lapse.

     -  deferred underwriting charge of $4 for each $1,000 of face amount.


     - deferred sales charge of a maximum of 100% of the lower of first-year premium or the Target Premium (but in no event will the sum of the deferred sales charge and the sales charge deducted from premiums exceed the amount that would be permitted by Section 27(a)(2) of the Investment Company Act of 1940 were such section applicable to the Policy). See DETAILED INFORMATION ABOUT THE POLICIES; CHARGES AND DEDUCTIONS -- "Surrender Charges."

(3) Monthly Deductions

     - administration charge of $.04 per $1,000 of face amount per month until the later of the end of the fifteenth Policy Year, or when the youngest life insured reaches Attained Age 55. The administration charge is 0 thereafter. This charge has a minimum of $30 per month and a maximum of $60 per month.

     -  cost of insurance charge.

     - mortality and expense risks charge of .067% deducted monthly through the later of the tenth Policy Year and the youngest life insured's Attained Age 55. It is currently expected to be .0125% thereafter.

     -  supplementary benefit(s) charge(s)

       If the Policy is still in force when the youngest of the lives insured reaches or would have reached Age 100 no further monthly deductions will be taken from the Policy Value. See DETAILED INFORMATION ABOUT THE POLICIES; CHARGES AND DEDUCTIONS -- "Monthly Deductions."

(4) Other Charges


Investment management fees paid by NASL Series Trust (excluding the Lifestyle Trusts) range from .25% to 1.10% of the assets of the Portfolios. Maximum expenses range from .15% to .75% of the assets of the Portfolios (excluding the Lifestyle Trusts). Because each Lifestyle Trust will invest in shares of Underlying Portfolios (all of the Portfolios except the Lifestyle Trusts) each will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios.



     For all policies:


     - transfer fee of $25 per transfer if the policyowner elects to exercise the option to make more than twelve transfers in any Policy Year. (multiple requests received at the same time are treated as a single transfer).

     - transfer fee of $5 for each transfer under the Dollar Cost Averaging program when Policy Value does not exceed $15,000.

Manufacturers Life of America reserves the right to charge or establish a provision for any federal, state, or local taxes that may be attributable to the Separate Account or the operations of the Company with respect to the Policies in addition to the deductions for state, local, and federal taxes currently being made. See DETAILED INFORMATION ABOUT THE POLICIES; CHARGES AND DEDUCTIONS -- "Other Charges."

INVESTMENT OPTIONS

After deductions from premiums for federal, state and local taxes and the premium charge, Net Premiums will be allocated, according to the policyowner's instructions, to any combination of the general account or one or more of the sub-accounts of Manufacturers Life of America's Separate Account Three.

Each sub-account of Separate Account Three invests its assets in the shares of one of the following:

-  Pacific Rim Emerging Markets Trust         -  Equity-Income Trust
-  Science & Technology Trust                 -  Balanced Trust
-  International Small Cap Trust              -  Aggressive Asset Allocation Trust
-  Emerging Growth Trust                      -  Moderate Asset Allocation Trust
-  Pilgrim Baxter Growth Trust                -  Conservative Asset Allocation Trust
-  Small/Mid Cap Trust                        -  High Yield Trust
-  International Stock Trust                  -  Strategic Bond Trust
-  Worldwide Growth Trust                     -  Global Government Bond Trust
-  Global Equity Trust                        -  Capital Growth Bond Trust
-  Growth Trust                               -  Investment Quality Bond Trust
-  Equity Trust                               -  U.S. Government Securities Trust
-  Quantitative Equity Trust                  -  Money Market Trust
-  Equity Index Trust                         -  Lifestyle Aggressive 1000 Trust
-  Blue Chip Growth Trust                     -  Lifestyle Growth 820 Trust
-  Real Estate Securities Trust               -  Lifestyle Balanced 640 Trust
-  Value Trust                                -  Lifestyle Moderate 460 Trust
-  International Growth and Income Trust      -  Lifestyle Conservative 280 Trust
-  Growth and Income Trust


The policyowner may change the allocation of Net Premiums among the general account and the sub-accounts at any time. See GENERAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA, SEPARATE ACCOUNT THREE AND NASL SERIES TRUST and DETAILED INFORMATION ABOUT THE POLICIES; Premium Provisions -- "Premium Allocation" and Policy Values -- "Policy Value."

THE POLICY VALUE

The Policy has a Policy Value which reflects the following: premium payments made; investment performance of the sub-accounts to which amounts have been allocated; interest credited by the Company to amounts allocated to the general account; partial withdrawals; and deduction of charges described under "Charges and Deductions."

The Policy Value is the sum of the values in the Investment Accounts, the Guaranteed Interest Account and the Loan Account.

INVESTMENT ACCOUNT. An Investment Account is established under the Policy for each sub-account of the Separate Account to which Net Premiums or transfer amounts have been allocated. An Investment Account measures the interest of the Policy in the corresponding sub-account.

The value of each Investment Account under the Policy varies each Business Day and reflects the investment performance of the Portfolio shares held in the corresponding sub-account. See DETAILED INFORMATION ABOUT THE POLICIES; Policy Values -- "Policy Value."

GUARANTEED INTEREST ACCOUNT. The Guaranteed Interest Account consists of that portion of the Policy Value based on net premiums allocated to, and amounts transferred to, the general account of the Company.

Manufacturers Life of America credits interest on amounts in the Guaranteed Interest Account at an effective annual rate guaranteed to be at least 4%. See DETAILED INFORMATION ABOUT THE POLICIES AND THE GENERAL ACCOUNT.

LOAN ACCOUNT. When a Policy loan is made, Manufacturers Life of America will establish a Loan Account under the Policy and will transfer an amount from the Investment Accounts and the Guaranteed Interest Account to the Loan Account.

The Company will credit interest to amounts in the Loan Account at an effective annual rate of at least 4%. The actual rate credited on loan amounts will be the rate charged on loan amounts less an interest rate differential. See DETAILED INFORMATION ABOUT THE POLICIES; Policy Values -- "Policy Loans."

TRANSFERS ARE PERMITTED. A policyowner may make transfers among Investment Accounts and the Guaranteed Interest Account, subject to certain restrictions.

Twelve transfers per Policy Year may be made at no cost to the policyowner; excess transfers will be permitted at a cost of $25 per transfer. All transfer requests received at the same time are treated as a single transfer request. The maximum that may be transferred out of the Guaranteed Interest Account in any one Policy Year is the greater of $500 or 15% of the value in the Guaranteed Interest Account as of the previous Policy Anniversary.

Certain restrictions may apply to transfer requests. See DETAILED INFORMATION ABOUT THE POLICIES; Policy Values -- "Policy Value."

USING THE POLICY VALUE

BORROWING AGAINST THE POLICY VALUE. The policyowner may borrow against the Policy Value. In most states the minimum loan amount is $500.

Loan interest will be charged on a fixed basis at an effective annual rate of 5.75%. See DETAILED INFORMATION ABOUT THE POLICIES; Policy Values -- "Policy Loans."

A Policyowner May Make a Partial Withdrawal of the Policy Value. After a Policy has been in force for two years the policyowner may make a partial withdrawal of the Policy Value. In most states the minimum withdrawal amount is $500. The policyowner may specify that the withdrawal is to be made from a specific Investment Account or the Guaranteed Interest Account.

A partial withdrawal may result in a reduction in the face amount of the Policy and may also result in the assessment of a portion of the surrender charges to which the Policy is subject. See DETAILED INFORMATION ABOUT THE POLICIES; Policy Values -- "Partial Withdrawals and Surrenders" and Charges and Deductions -- "Surrender Charges."

The Policy May Be Surrendered for Its Net Cash Surrender Value. The Net Cash Surrender Value is equal to the Policy Value less surrender charges, outstanding monthly deductions due and the value of the Loan Account. Surrender of a Policy during the Surrender Charge Period will usually result in assessment of surrender charges. See DETAILED INFORMATION ABOUT THE POLICIES; Policy Values -- "Partial Withdrawals and Surrenders" and Charges and Deductions --"Surrender Charges."

SUPPLEMENTARY BENEFITS

A policyowner may choose to add certain supplementary benefits to the Policy. These supplementary benefits include an estate preservation rider and a policy split option.

The cost of any supplementary benefits will be deducted from the Policy Value monthly. See DETAILED INFORMATION ABOUT THE POLICIES; Other Provisions -- "Supplementary Benefits."

DEFAULT

Unless the Death Benefit Guarantee or No Lapse Guarantee is in effect, the Policy will go into default if the Net Cash Surrender Value at the beginning of any Policy Month would go below zero after deducting the monthly charges then due. The Policy will not go into default if the Policy qualifies for the Death Benefit Guarantee or No Lapse Guarantee. The Company will notify the policyowner in the event the Policy goes into default, and will allow a grace period in which the policyowner may make a premium payment sufficient to bring the Policy out of default. If the required premium is not paid during the grace period the Policy will terminate. See DETAILED INFORMATION ABOUT THE POLICIES; Premium Provisions -- "Policy Default."

REINSTATEMENT

A terminated policy may be reinstated by the policyowner within either the 21-day or five-year period following the date of termination, providing certain conditions are met. See DETAILED INFORMATION ABOUT THE POLICIES; Premium Provisions -- "Policy Reinstatement."

FREE LOOK

A Policy may be returned for a refund of premium within the latest of:

     -  10 days after it is received

     -  45 days after the application for the Policy is signed

     - 10 days after Manufacturers Life of America mails or delivers a notice of this right of withdrawal.

If a policyowner requests an increase in face amount which results in new surrender charges, the "free look" provision will also apply to the increase. See DETAILED INFORMATION ABOUT THE POLICIES; Premium Provisions -- "Short-Term Cancellation Right" and "Free Look" Provisions.

FEDERAL TAX MATTERS

Manufacturers Life of America believes that a Policy issued on a standard risk class basis should meet the definition of a life insurance contract as set forth in Section 7702 of the Internal Revenue Code of 1986. With respect to a Policy issued on a substandard basis, there is less guidance available to determine if such a Policy would satisfy the Section 7702 definition of a life insurance contract, particularly if the policyowner pays the full amount of premiums permitted under such a Policy.

Assuming that a Policy qualifies as a life insurance contract for federal income tax payments, a policyowner should not be deemed to be in constructive receipt of Policy Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds. See Miscellaneous Matters -- "Federal Income Tax Considerations" (Tax Status of the Policy).

Under certain circumstances, a Policy may be treated as a "Modified Endowment Contract." If the Policy is a Modified Endowment Contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of investment in the Policy. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax. See Miscellaneous Matters -- "Federal Income Tax Considerations" (Tax Treatment of Policy Benefits).

If the Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of investment in the Policy and then a disbursement of taxable income. Moreover, loans will not be treated as distributions. A policyowner considering the use of systematic Policy loans as one element of a comprehensive retirement income plan should consult his or her personal tax adviser regarding the potential tax consequences if such loans were to so reduce Policy Value that the Policy would lapse, in absence of additional payments. The premium payment necessary to avert lapse would increase with the average age of the lives insured. Finally, neither distributions nor loans under a Policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. See Miscellaneous Matters -- "Federal Income Tax Considerations" (Distributions from Policies Not Classified as Modified Endowment Contracts).

The United States Congress has in the past considered, and in the future may consider legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, or adopt new interpretations of existing laws, state tax laws or, if the policyowner is not a United States resident, foreign tax laws, may affect the tax consequences to him or her, the lives insured or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have a retroactive effect regardless of the date of enactment. The Company suggests that a tax adviser be consulted.

ESTATE AND GENERATION-SKIPPING TAXES

The proceeds of this life insurance policy may be taxable under Estate and Generation-Skipping Tax provisions of the Internal Revenue Code. The policyowner should consult his or her tax adviser regarding these taxes.

GENERAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA, SEPARATE ACCOUNT THREE, AND NASL SERIES TRUST

MANUFACTURERS LIFE OF AMERICA AND MANUFACTURERS LIFE


Manufacturers Life of America, a wholly-owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("Manufacturers USA"), is a stock life insurance company organized under the laws of Pennsylvania on April 11, 1977 and redomesticated under the laws of Michigan on December 9, 1992. It is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Manufacturers USA, a life insurance company organized in 1955 under the laws of Maine and redomesticated under the laws of Michigan on December 30, 1992, is a wholly-owned subsidiary of Manulife Reinsurance Corporation (U.S.A.), a life insurance company organized in 1983 under the laws of Michigan which in turn is a wholly-owned subsidiary of Manufacturers Life, a mutual life insurance company based in Toronto, Canada. Manufacturers Life and its subsidiaries, together, constitute one of the largest life insurance companies in North America and rank among the 60 largest life insurers in the world as measured by assets. Manufacturers Life and Manufacturers Life of America have received the following ratings from independent rating agencies:
Standard and Poor's Insurance Rating Service -- AA+ (for claims paying ability), A.M. Best Company -- A++ (for financial strength), Duff & Phelps Credit Rating Co. -- AAA (for claims paying ability), and Moody's Investors Service, Inc. -- Aa3 (for financial strength). However, neither Manufacturers Life of America nor Manufacturers Life guarantees the investment performance of the Separate Account.


MANUFACTURERS LIFE OF AMERICA'S SEPARATE ACCOUNT THREE

Manufacturers Life of America established its Separate Account Three on August 22, 1986 as a separate account under Pennsylvania law. Since December 9, 1992 the Separate Account has been operated under Michigan law. The Separate Account holds assets that are segregated from all of Manufacturers Life of America's other assets. The Separate Account is currently used only to support variable life insurance policies.

Manufacturers Life of America is the legal owner of the assets in the Separate Account. The income, gains and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains or losses of Manufacturers Life of America. Manufacturers Life of America will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business Manufacturers Life of America conducts. However, all obligations under the variable life insurance policies are general corporate obligations of Manufacturers Life of America.

The Separate Account is registered with the Securities and Exchange Commission ("S.E.C.") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the S.E.C. of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manufacturers Life of America.

NASL SERIES TRUST

Each sub-account of the Separate Account will purchase shares only of a particular NASL Trust. NASL Series Trust is registered under the 1940 Act as an open-end management investment company. The Separate Account will purchase and redeem shares of NASL Trusts at net asset value. Shares will be redeemed to the extent necessary for Manufacturers Life of America to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes consistent with the Policies. Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

NASL Series Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company. Manufacturers Life of America will also purchase shares through its general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying NASL Series Trust prospectus.

NASL Series Trust receives investment advisory services from NASL Financial Services, Inc. NASL Financial Services, Inc. is a registered investment adviser under the Investment Advisers Act of 1940. NASL Series Trust also employs subadvisers. The following subadvisers provide investment subadvisory services to the indicated portfolios:


                  PORTFOLIO                                     SUBADVISER
---------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH PORTFOLIOS
     Pacific Rim Emerging Markets Trust      Manufacturers Adviser Corporation*
     Science & Technology Trust              T. Rowe Price Associates, Inc.
     International Small Cap Trust           Founders Asset Management, Inc.
     Emerging Growth Trust                   Warburg, Pincus Counsellors, Inc.
     Pilgrim Baxter Growth Trust             Pilgrim Baxter & Associates, Ltd.
     Small/Mid Cap Trust                     Fred Alger Management, Inc.
     International Stock Trust               Rowe Price-Fleming International, Inc.
GROWTH PORTFOLIOS
     Worldwide Growth Trust                  Founders Asset Management, Inc.
     Global Equity Trust                     Morgan Stanley Asset Management Inc.
     Growth Trust                            Founders Asset Management, Inc.
     Equity Trust                            Fidelity Management Trust Company
     Quantitative Equity Trust               Manufacturers Adviser Corporation*
     (formerly Common Stock Fund)
     Equity Index Trust                      Manufacturers Adviser Corporation*
     Blue Chip Growth Trust                  T. Rowe Price Associates, Inc.
     Real Estate Securities Trust            Manufacturers Adviser Corporation*
GROWTH & INCOME PORTFOLIOS
     Value Trust                             Miller Anderson & Sherrerd, LLP
     International Growth and Income Trust   J.P. Morgan Investment Management Inc.
     Growth and Income Trust                 Wellington Management Company
     Equity-Income Trust                     T. Rowe Price Associates, Inc.
BALANCED PORTFOLIOS
     Balance Trust                           Founders Asset Management, Inc.
     Aggressive Asset Allocation Trust       Fidelity Management Trust Company
     Moderate Asset Allocation Trust         Fidelity Management Trust Company
     Conservative Asset Allocation Trust     Fidelity Management Trust Company

                  PORTFOLIO                                     SUBADVISER
---------------------------------------------------------------------------------------------
BOND PORTFOLIOS
     High Yield Trust                        Miller Anderson & Sherrerd, LLP
     Strategic Bond Trust                    Salomon Brothers Asset Management Inc
     Global Government Bond Trust            Oechsle International Advisors, L.P.
     Capital Growth Bond Trust               Manufacturers Adviser Corporation*
     Investment Quality Bond Trust           Wellington Management Company
     U.S. Government Securities Trust        Salomon Brothers Asset Management Inc
MONEY MARKET PORTFOLIOS
     Money Market Trust                      Manufacturers Adviser Corporation*
LIFESTYLE PORTFOLIOS
     Lifestyle Aggressive 1000 Trust         Manufacturers Adviser Corporation*
     Lifestyle Growth 820 Trust              Manufacturers Adviser Corporation*
     Lifestyle Balanced 640 Trust            Manufacturers Adviser Corporation*
     Lifestyle Moderate 460                  Manufacturers Adviser Corporation*
     Lifestyle Conservative 280 Trust        Manufacturers Adviser Corporation*


* Manufacturers Adviser Corporation is an indirect wholly-owned subsidiary of Manufacturers Life.

WHAT ARE THE INVESTMENT OBJECTIVES AND CERTAIN POLICIES OF THE PORTFOLIOS?

The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met.

AGGRESSIVE GROWTH PORTFOLIOS


PACIFIC RIM EMERGING MARKETS TRUST. The investment objective of the Pacific Rim Emerging Markets Trust is to achieve long-term growth of capital. Manufacturers Adviser Corporation ("MAC") manages the Pacific Rim Emerging Markets Trust and seeks to achieve this investment objective by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries of the Pacific Rim region.



SCIENCE & TECHNOLOGY TRUST. The investment objective of the Science & Technology Trust is long-term growth of capital. Current income is incidental to the portfolio's objective. T. Rowe Price Associates, Inc. manages the Science & Technology Trust.



INTERNATIONAL SMALL CAP TRUST. The investment objective of the International Small Cap Trust is to seek long-term capital appreciation. Founders Asset Management, Inc. ("Founders") manages the International Small Cap Trust and will pursue this objective by investing primarily in securities issued by foreign companies which have total market capitalizations or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.



EMERGING GROWTH TRUST. The investment objective of the Emerging Growth Trust is maximum capital appreciation. Warburg, Pincus Counsellors, Inc. manages the Emerging Growth Trust and will pursue this objective by investing primarily in a portfolio of equity securities of domestic companies. The Emerging Growth Trust ordinarily will invest at least 65% of its total assets in common stocks or warrants of emerging growth companies that represent attractive opportunities for maximum capital appreciation.



PILGRIM BAXTER GROWTH TRUST. The investment objective of the Pilgrim Baxter Growth Trust is capital appreciation. Pilgrim Baxter & Associates, Ltd. ("PBHG") manages the Pilgrim Baxter Growth Trust and seeks to achieve its objective by investing in companies believed by PBHG to have an outlook for strong earnings growth and the potential for significant capital appreciation.

SMALL/MID CAP TRUST. The investment objective of the Small/Mid Cap Trust is to seek long term capital appreciation. Fred Alger Management, Inc. manages the Small/Mid Cap Trust and will pursue this objective by investing at least 65% of the portfolio's total assets (except during temporary defensive periods) in small/mid cap equity securities.



INTERNATIONAL STOCK TRUST. The investment objective of the International Stock Trust is to achieve long-term growth of capital. Rowe Price-Fleming International, Inc. manages the International Stock Trust and seeks to obtain this objective by investing primarily in common stocks of established, non-U.S. companies.



GROWTH PORTFOLIOS



WORLDWIDE GROWTH TRUST. The investment objective of the Worldwide Growth Trust is long-term growth of capital. Founders manages the Worldwide Growth Trust and seeks to attain this objective by normally investing at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world.



GLOBAL EQUITY TRUST. The investment objective of the Global Equity Trust is long-term capital appreciation. Morgan Stanley Asset Management Inc. manages the Global Equity Trust and intends to pursue this objective by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.



GROWTH TRUST. The investment objective of the Growth Trust is to seek long-term growth of capital. Founders manages the Growth Trust and will pursue this objective by investing, under normal market conditions, at least 65% of its total assets in common stocks of well-established, high-quality growth companies that Founders believes have the potential to increase earnings faster than the rest of the market.



EQUITY TRUST. The principal investment objective of the Equity Trust is growth of capital. Current income is a secondary consideration although growth of income may accompany growth of capital. Fidelity Management Trust Company manages the Equity Trust and seeks to attain the foregoing objective by investing primarily in common stocks of United States issuers or securities convertible into or which carry the right to buy common stocks.



QUANTITATIVE EQUITY TRUST (FORMERLY COMMON STOCK FUND). The investment objective of the Quantitative Equity Trust is to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above-average rate of return. MAC manages the Quantitative Equity Trust.



EQUITY INDEX TRUST. The investment objective of the Equity Index Trust is to achieve investment results which approximate the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. MAC manages the Equity Index Trust.



BLUE CHIP GROWTH TRUST. The primary investment objective of the Blue Chip Growth Trust is to provide long-term growth of capital. Current income is a secondary objective, and many of the stocks in the Portfolio are expected to pay dividends. T. Rowe Price Associates, Inc. manages the Blue Chip Growth Trust.



REAL ESTATE SECURITIES TRUST. The investment objective of the Real Estate Securities Trust is to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities. MAC manages the Real Estate Securities Trust.



GROWTH & INCOME PORTFOLIOS



VALUE TRUST. The investment objective of the Value Trust is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Miller Anderson & Sherrerd, LLP ("MAS") manages the Value Trust and seeks to attain this objective by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.



INTERNATIONAL GROWTH AND INCOME TRUST. The investment objective of the International Growth and Income Trust is to seek long-term growth of capital and income. The portfolio is designed for investors with a long-term investment horizon who want to take advantage of investment opportunities outside the United States. J.P. Morgan Investment Management Inc. manages the International Growth and Income Trust.



GROWTH AND INCOME TRUST. The investment objective of the Growth and Income Trust is to provide long-term growth of capital and income consistent with prudent investment risk. Wellington Management Company manages the Growth and Income Trust and seeks to achieve the Trust's objective by investing primarily in a diversified portfolio of common stocks of U.S. issuers which Wellington Management Company believes are of high quality.



EQUITY-INCOME TRUST. The investment objective of the Equity-Income Trust (prior to December 31, 1996, the "Value Equity Trust") is to provide substantial dividend income and also long term capital appreciation. T. Rowe Price Associates, Inc. manages the Equity-Income Trust and seeks to attain this objective by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.



BALANCED PORTFOLIOS



BALANCED TRUST. The investment objective of the Balanced Trust is current income and capital appreciation. Founders Asset Management, Inc. is the manager of the Balanced Trust and seeks to attain this objective by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities.



AUTOMATIC ASSET ALLOCATION TRUSTS (AGGRESSIVE, MODERATE AND CONSERVATIVE). The investment objective of each of the Automatic Asset Allocation Trusts is to realize the highest potential total return consistent with a specified level of risk tolerance -- conservative, moderate or aggressive. The amount of each Portfolio's assets invested in each category of securities -- debt, equity, and money market -- is dependent upon the judgment of Fidelity Management Trust Company as to what percentages of each Portfolio's assets in each category will contribute to the limitation of risk and the achievement of its investment objective.



BOND PORTFOLIOS



HIGH YIELD TRUST. The investment objective of High Yield Trust is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. MAS manages the High Yield Trust and seeks to attain this objective by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.



STRATEGIC BOND TRUST. The investment objective of the Strategic Bond Trust is to seek a high level of total return consistent with preservation of capital. The Strategic Bond Trust seeks to achieve its objective by giving its Subadviser, Salomon Brothers Asset Management Inc. ("SBAM") broad discretion to deploy the Strategic Bond Trust's assets among certain segments of the fixed-income market as SBAM believes will best contribute to the achievement of the portfolio's objective.



GLOBAL GOVERNMENT BOND TRUST. The investment objective of the Global Government Bond Trust is to seek a high level of total return by placing primary emphasis on high current income and the preservation of capital. Oechsle International Advisors, L.P. manages the Global Government Bond Trust and intends to pursue this objective by investing primarily in a selected global portfolio of high-quality, fixed-income securities of foreign and U.S. governmental entities and supranational issuers.



CAPITAL GROWTH BOND TRUST. The investment objective of the Capital Growth Bond Trust is to achieve growth of capital by investing in medium-grade or better debt securities, with income as a secondary consideration. MAC manages the Capital Growth Bond Trust. The Capital Growth Bond Trust differs from most "bond" funds in that its primary objective is capital appreciation, not income.



INVESTMENT QUALITY BOND TRUST. The investment objective of the Investment Quality Bond Trust is to provide a high level of current income consistent with the maintenance of principal and liquidity. Wellington Management Company manages the Investment Quality Bond Trust and seeks to achieve the Trust's objective by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities.



U.S. GOVERNMENT SECURITIES TRUST. The Investment objective of the U.S. Government Securities Trust is to obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. SBAM manages the U.S. Government Securities Trust and seeks to attain its objective by investing a substantial portion of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.



MONEY MARKET PORTFOLIO



MONEY MARKET TRUST. The investment objective of the Money Market Trust is to obtain maximum current income consistent with preservation of principal and liquidity. MAC Manages the Money Market Trust and seeks to achieve this objective by investing in high quality, U.S. dollar denominated money market instruments.



LIFESTYLE PORTFOLIOS



LIFESTYLE AGGRESSIVE 1000 TRUST. The investment objective of the Lifestyle Aggressive 1000 Trust is to provide long term growth of capital. Current income is not a consideration. MAC seeks to achieve this objective by investing approximately 100% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in equity securities.



LIFESTYLE GROWTH 820 TRUST. The investment objective of the Lifestyle Growth 820 Trust is to provide long term growth of capital with consideration also given to current income. MAC seeks to achieve this objective by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.



LIFESTYLE BALANCED 640 TRUST. The investment objective of the Lifestyle Growth 640 Trust is to provide a balance between high level of current income and growth of capital with a greater emphasis given to capital growth. MAC seeks to achieve this objective by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.



LIFESTYLE MODERATE 460 TRUST. The investment objective of the Lifestyle Moderate 460 Trust is to provide a balance between a high level of current income and growth of capital with a greater emphasis given to high income. MAC seeks to achieve this objective by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.



LIFESTYLE CONSERVATIVE 280 TRUST. The investment objective of the Lifestyle Conservative 280 Trust is to provide a high level of current income with some consideration also given to growth of capital. MAC seeks to achieve this objective by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.


A full description of the NASL Series Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying NASL Series Trust prospectus, which should be read together with this prospectus.

DETAILED INFORMATION ABOUT THE POLICIES

PREMIUM PROVISIONS

POLICY ISSUE AND INITIAL PREMIUM

To purchase a Policy, an applicant must submit a completed application. Manufacturers Life of America will issue a Policy only if it has a face amount of at least $250,000. A Policy will generally be issued to persons between ages 0 and 90. In certain circumstances the Company may at its sole discretion issue a Policy to persons above age 90. Before issuing a Policy, Manufacturers Life of America will require evidence of insurability satisfactory to it. Each life insured will have a risk class of preferred/non-smoker, preferred/smoker, standard/non-smoker or standard/smoker as determined by underwriting rules. Persons failing to meet standard underwriting requirements may be eligible to purchase a Policy provided an additional rating is assigned. Acceptance of an application is subject to the Company's insurance underwriting rules.

Each Policy is issued with an Effective Date and a Policy Date. The Effective Date is the date we become obligated under this Policy and when we take the first Monthly Deductions, other than for backdated policies (which are described below). It is the later of the date the Company's underwriters approve issuance of the Policy, or the date at least the Initial Premium is received at the Manufacturers of America Service Office. The lives insured may be covered under the terms of a conditional insurance agreement between the Policy Date and the Effective Date.

Under certain circumstances a Policy may be issued with a backdated Policy Date. A Policy will not be backdated more than six months (12 months where required by state regulation) before the date of the application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated.

All premiums received for backdated Policies prior to the Effective Date of a Policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust. As of the effective date, the premiums paid plus interest credited, net of deductions for federal, state and local taxes, and the premium charge, will be allocated among the Investment Accounts and/or the Guaranteed Interest Account in accordance with the policyowner's instructions.

All premiums received on or after the Effective Date of the Policy will be allocated among the Investment Accounts or the Guaranteed Interest Account as of the date the premiums were received at the Manufacturers Life of America Service Office.

The Policy Date is the date used to calculate the insurance age. It is the date from which Policy Months, Policy Years, and Policy Anniversaries are all determined. If the application accepted by the Company is accompanied by a check for at least the Initial Premium, the Policy Date is the date the application and check were received at the Manufacturers Life of America Service Office. If the application accepted by the Company is not accompanied by a check for at least the Initial Premium, the Policy Date is calculated as seven days after issuance of the Policy (which is also the "Issue Date"). Monthly deductions are made as of the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date on a backdated policy, they will be made as of the Effective Date instead of the dates they were due, as described above.

The Initial Premium must be received within 60 days after the Policy Date; however, the Initial Premium may be required within 30 days on Policies with Additional Ratings. If the Initial Premium is not paid or if the application is rejected, the Policy will be cancelled.

PREMIUM ALLOCATION

Net Premiums may be allocated to either the Guaranteed Interest Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Guaranteed Interest Account are made as a percentage of the Net Premium. The percentage allocation to any account may be any whole number between zero and 100, provided the total percentage allocations equal 100. A policyowner may change the way in which Net Premiums are allocated at any time without charge. The change will take effect as of the date a written or telephone request for change, in a format which is satisfactory to the Company, is received at the Manufacturers Life of America Service Office.

PREMIUM LIMITATIONS

After the payment of the Initial Premium, premiums may be paid at any time and in any amount during the lifetime of any of the lives insured subject to certain limitations. After the Initial Premium, all premiums must be paid to the Manufacturers Life of America Service Office. Unlike traditional insurance, premiums are not payable at specified intervals or in specified amounts. A Policy will be issued with a Planned Premium which is based on the amount of premium the policyowner wishes to pay. It is recommended that a premium amount that will satisfy the requirements of the No Lapse Guarantee Cumulative Premium Test or the Death Benefit Guarantee Cumulative Premium Test (see Insurance Benefit -- "No Lapse Guarantee" and "Death Benefit Guarantee") be paid into the Policy as the Planned Premium. Manufacturers Life of America will send notices to the policyowner setting forth the Planned Premium at the payment interval selected by the policyowner, unless payment is being made pursuant to a pre-authorized payment plan. However, the policyowner is under no obligation to make the indicated payment. See Premium Provisions -- "Policy Default."

Manufacturers Life of America will not accept any premium payment which is less than $50, unless the premium is payable pursuant to a pre-authorized payment plan. In that case the Company will accept a payment of as little as $10. Manufacturers Life of America may change these minimums as of 90 days after written notice is sent to the policyowner. The Policies also limit the sum of the premiums that may be paid at any time, in order to preserve the qualification of the Policies as life insurance for federal tax purposes. These limitations are set forth in each Policy. Manufacturers Life of America reserves the right to refuse or refund any premium payments that may cause the Policy to fail to qualify as life insurance under applicable tax law.

SHORT-TERM CANCELLATION RIGHT AND "FREE LOOK" PROVISIONS

A Policy may be returned for a refund of the premium within 10 days after it is received, within 45 days after the application for the Policy is signed, or within 10 days after Manufacturers Life of America mails or delivers a notice of right of withdrawal, whichever is latest. The Policy can be mailed or delivered to the Manufacturers Life of America agent who sold it or to the Manufacturers Life of America Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, Manufacturers Life of America will refund any premium paid. Manufacturers Life of America reserves the right to delay the refund of any premium paid by check until the check has cleared.

If a policyowner requests an increase in face amount which results in new surrender charges, he or she will have the same rights as described above to cancel the increase. If the increase is cancelled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. A policyowner may request a refund of all or any portion of premiums paid during the free look period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

INSURANCE BENEFIT

THE INSURANCE BENEFIT

If the Policy is in force at the time of the last surviving life insured's death, Manufacturers Life of America will pay, upon receipt of due proof of death, an insurance benefit based on the death benefit option selected by the policyowner. The amount payable will be the death benefit under the selected option, plus any amounts payable under any supplementary benefits added to the Policy, less the value of the Loan Account at the date of death. The insurance benefit will be paid in one sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, Manufacturers Life of America will pay interest from the date of death to the date of payment. If the last surviving life insured should die after the Company's receipt of a request for surrender, no insurance benefit will be payable, and Manufacturers Life of America will pay only the Net Cash Surrender Value.

NO LAPSE GUARANTEE

In those states where it is permitted and if elected by the policyowner, as long as the No Lapse Guarantee Cumulative Premium Test (see below) is satisfied during the No Lapse Guarantee Period, as described below, Manufacturers Life of America will guarantee that the Policy will not go into default (see Other General Policy Provisions -- "Policy Default"), even if a combination of Policy loans, adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a Policy Month.

The No Lapse Guarantee Period is the first 10 Policy Years for lives insured with an average issue age up to and including 70. For lives insured with an average issue age of 71 and older, the No Lapse Guarantee Period decreases by one year for each year the average issue age exceeds 70, until the average Issue Age reaches 77. For lives insured with an average Issue Age between 77 and 85, the No Lapse Guarantee Period is three years. The No Lapse Guarantee is not offered to lives insured whose average Issue Age exceeds 85.

While the No Lapse Guarantee is in effect, Manufacturers Life of America will determine at the beginning of each Policy Month whether the No Lapse Guarantee Cumulative Premium Test, described below, has been met. If it has not been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which the policyowner may make a premium payment sufficient to keep the No Lapse Guarantee in effect. This required payment, as described in the notification to the policyowner, will be equal to the outstanding premium requirement as of the date the No Lapse Guarantee was not satisfied plus the Monthly No Lapse Guarantee Premium due for the next two Policy Months. If the required payment is not received by the end of the grace period, or if a death benefit option change occurs, the No Lapse Guarantee will terminate, and the Policy may go into default. A death benefit option change will also terminate the No Lapse Guarantee if it is in effect at the time of the change. The No Lapse Guarantee cannot be reinstated after it has been terminated. See Other General Policy Provisions -- "Policy Default," and Insurance Benefit "Death Benefit Option Changes."

NO LAPSE GUARANTEE CUMULATIVE PREMIUM TEST

The No Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month, the sum of all premiums paid to date less any partial withdrawals and less any Policy Debt is at least equal to the sum of the Monthly No Lapse Guarantee Premiums due since the Policy Date, as follows:

The Policy will satisfy the No Lapse Guarantee Cumulative Premium Test if (a) is greater than or equal to (b), where:

(a) is the sum of all premiums paid, less any partial withdrawals and less any Policy Debt; and

(b) is the sum of the Monthly No Lapse Guarantee Premiums due since the Policy Date.

The Monthly No Lapse Guarantee Premium is one-twelfth of the No Lapse Guarantee Premium.

The No Lapse Guarantee Premium is equal to the Target Premium and any Additional Rating, if applicable. The No Lapse Guarantee Premium is set forth in the Policy. It is subject to change if the face amount of the Policy is changed (see Insurance Benefit -- "Face Amount Changes"); or if there is any change in the supplementary benefits added to the Policy or in the risk class of any life insured.

DEATH BENEFIT GUARANTEE

Where permitted by state law and elected by the policyowner, if the Death Benefit Guarantee Cumulative Premium Test (see below) is satisfied any time before the Death Benefit Guarantee terminates, Manufacturers Life of America will guarantee that the Policy will not go into default (See Other General Policy Provisions -- "Policy Default") even if a combination of Policy loans, adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a Policy Month.

If after the tenth Policy Year the Death Benefit Guarantee Cumulative Premium Test is not satisfied but the Fund Value Test (see below) is satisfied, Manufacturers Life of America will keep the Death Benefit Guarantee in effect.

This Death Benefit Guarantee will expire at the end of a Policy Year specified in the Policy, currently (i) the year in which the youngest life insured reaches or would have reached Attained Age 100 if death benefit Option 1 is maintained throughout the life of the Policy and (ii) the year in which the youngest life insured reaches or would have reached Attained Age 85 if death benefit Option 2 is selected at any time. While the Death Benefit Guarantee is in effect, Manufacturers Life of America will determine at the beginning of each Policy Month whether the Death Benefit Guarantee Cumulative Premium Test or the Fund Value Test has been satisfied. If neither has been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which the policyowner may make a premium payment sufficient to keep the Death Benefit Guarantee in effect. The required payment stated in the notice to the policyowner will be equal to the outstanding premium required to meet the Death Benefit Guarantee Cumulative Premium Test or the Fund Value Test at the date neither test was satisfied, plus the Monthly Minimum Death Benefit Guarantee Premium due for the next two Policy Months. If the required payment is not received by the end of the grace period, the Death Benefit Guarantee will terminate, and the Policy may go into default. Once the Death Benefit Guarantee is terminated, it cannot be reinstated.

DEATH BENEFIT GUARANTEE CUMULATIVE PREMIUM TEST

The Death Benefit Guarantee Cumulative Premium Test will be satisfied if (a) is greater than or equal to (b), where:

(a) is the sum of all premiums paid, less any partial withdrawals and less any Policy Debt; and

(b) is the sum of the Monthly Death Benefit Guarantee Premiums due since the Policy Date.

The Death Benefit Guarantee Premium is set forth in the Policy. It is subject to change if the face amount of the Policy or the death benefit option is changed (see Insurance Benefit -- "Death Benefit Option Changes" and "Face Amount Changes") or if there is any change in the supplementary benefits added to the Policy or in the risk class of any life insured.

FUND VALUE TEST. The Fund Value Test is applicable after the end of the tenth year of the Policy. The Fund Value Test is satisfied, if at the beginning of the Policy Month, the Net Policy Value is greater than or equal to the Gross Single Premium.

DEATH BENEFIT OPTIONS

The Policy permits the policyowner to select one of two death benefit options -- Option 1 and Option 2. Under Option 1 the death benefit is the face amount of the Policy or, if greater, the Policy Value multiplied by the applicable percentage in the table set forth below. Under Option 2 the death benefit is the face amount of the Policy plus the Policy Value or, if greater, the Policy Value multiplied by the applicable percentage in the following table.

Age in the table below refers to the Age of the youngest life insured or the Age such person would have reached.

                 CORRIDOR
    AGE         PERCENTAGE
 40 & below        250%
     41            243
     42            236
     43            229
     44            222
     45            215
     46            209
     47            203
     48            197
     49            191
     50            185

                 CORRIDOR
    AGE         PERCENTAGE
     51            178%
     52            171
     53            164
     54            157
     55            150
     56            146
     57            142
     58            138
     59            134
     60            130
     61            128
                 CORRIDOR
    AGE         PERCENTAGE
     62            126%
     63            124
     64            122
     65            120
     66            119
     67            118
     68            117
     69            116
     70            115
     71            113
     72            111
                 CORRIDOR
    AGE         PERCENTAGE
     73            109%
     74            107
   75-90           105
     91            104
     92            103
     93            102
     94            101
 95 & above        100

Regardless of which death benefit option is in effect, the relationship of Policy Value to death benefit will change whenever the "corridor percentages" are used to determine the amount of the death benefit. This will occur whenever multiplying the Policy Value by the applicable percentage set forth in the above table results in a greater death benefit than would otherwise apply under the selected option. For example, assume the youngest life insured under a Policy with a face amount of $400,000 is currently Age 40. If Option 1 is in effect, the corridor percentage will produce a greater death benefit whenever the Policy Value exceeds $160,000 (250% X $160,000 = $400,000). If the Policy Value is less than $160,000, an incremental change in Policy Value will have no effect on the death benefit. If the Policy Value is greater than $160,000, an incremental change in Policy Value will result in a change in the death benefit by a factor of 2.5. Thus, if the Policy Value were to increase to $160,010, the death benefit would be increased to $400,025 (250% X $160,010 = $400,025).

If Option 2 were in effect in the above example, the corridor percentage would produce a greater death benefit whenever the Policy Value exceeded $266,667 (250% X $266,667 = $666,667). At that point the death benefit produced by multiplying the Policy Value by 250% would result in a greater amount than adding the Policy Value to the face amount of the Policy. If the Policy Value is less than $266,667, an incremental change in Policy Value will have a dollar-for-dollar effect on the death benefit. If the Policy Value is greater than $266,667, an incremental change in Policy Value will result in a change in the death benefit by a factor of 2.5 in the same manner as would be the case under Option 1 when the corridor percentage determined the death benefit.

DEATH BENEFIT OPTION CHANGES

The death benefit option is selected initially by the policyowner in the application. After the Policy has been in force for two years the death benefit option may be changed effective as of the next Policy Anniversary following a request. Written requests for a change must be received by Manufacturers Life of America at least 30 days prior to a Policy Anniversary in order to become effective on that date. The Company reserves the right to limit a request for change if the change would cause the Policy to fail to qualify as life insurance for tax purposes.

A change in death benefit option will result in a change in the Policy's face amount in order for the amount of the death benefit to remain exactly the same immediately after the change.

If the change in death benefit is from Option 1 to Option 2, the new face amount will be equal to the face amount prior to the change minus the Policy Value on the Effective Date of the change. Thereafter, the death benefit will vary with changes in the Policy Value. A change to Option 2 will not be allowed if it would cause the face amount of the Policy to go below the minimum face amount of $250,000.

If the change in death benefit is from Option 2 to Option 1, the new face amount will be equal to the face amount prior to the change plus the Policy Value on the Effective Date of the change. The increase in face amount resulting from a change to Option 1 will not affect the amount of surrender charges to which a Policy may be subject. The Company has the right to require satisfactory evidence of insurability before permitting a change from Option 2 to Option 1. The Company does not currently require evidence of insurability when making this change.



A death benefit option change will terminate the No Lapse Guarantee, if it is in effect at the time of the death benefit option change. See Insurance Benefit -- "No Lapse Guarantee." A change from Option 1 to Option 2 will also shorten the Death Benefit Guarantee Period to the year in which the lives insured reach average Attained Age 85.


Policyowners who wish to have level insurance coverage should generally select Option 1. Under Option 1 increases in Policy Value usually will reduce the net amount of risk under a Policy which will reduce cost of insurance charges. This means that favorable investment performance should result in a faster increase in Policy Value than would occur under an identical Policy with Option 2 in effect. However, the larger Policy Value which may result under Option 1 will not affect the amount of the death benefit unless the corridor percentages are used to determine the death benefit.

Policyowners who want to have the Policy Value reflected in the death benefit so that any increases in Policy Value will increase the death benefit should generally select Option 2. Under Option 2 the net amount at risk will remain level unless the corridor percentages are used to determine death benefit, in which case increases in Policy Value will increase the net amount at risk.

FACE AMOUNT CHANGES

Subject to certain limitations, a policyowner may, upon written request, increase or decrease the face amount of the Policy. A change in face amount may affect the Death Benefit Guarantee Premium and the No Lapse Guarantee Premium, the Guideline Single Premium, Guideline Level Premium, the monthly deductions and surrender charges (see "Charges and Deductions"). Currently, each face amount increase or decrease (other than a decrease resulting from a partial withdrawal or an increase or decrease for a corporate-owned Policy), must be at least $100,000. Manufacturers Life of America reserves the right to modify this minimum requirement as of 90 days after written notice is sent to the policyowner. The Company also reserves the right to limit a change in face amount to the extent necessary to prevent the Policy from failing to qualify as life insurance for tax purposes.

INCREASES. Increases in face amount are subject to satisfactory evidence of insurability. Increases may be made only once per Policy Year and only after the second Policy Anniversary, except for corporate-owned Policies, in which case increases may be made in any Policy Year, with no minimum amount requirement. An increase will become effective at the beginning of the next Policy Month following the date Manufacturers Life of America approves the requested increase. The Company reserves the right to refuse a requested increase if the Attained Age of any of the lives insured still living at the effective date of the increase would be greater than the maximum issue age for new Policies at that time. In addition, subject to certain conditions as set forth in the Policy, the policyowner may be entitled to increase the face amount of the Policy by a certain amount without further evidence of insurability if there is an increase in federal estate taxes within three years of the Policy Date. The policyowner is entitled to this benefit if both insureds are standard risks and under age 75 at time of issue. If the policyowner is considered a substandard risk in accordance with Manufacturers Life of America's normal underwriting practices, the benefit may not be available.

An increase in face amount will usually result in the Policy's being subject to new surrender charges. The new surrender charges will be computed as if a new Policy were being purchased for the increase in face amount.

For purposes of determining the new deferred sales charge, a portion of the Policy Value at the time of the increase, and a portion of the premiums paid on or subsequent to the increase, will be deemed to be premiums attributable to the increase. See Charges and Deductions -- "Surrender Charges." Any increase in face amount, following a prior decrease in face amount to a level less than the highest face amount previously in effect will have no effect on the surrender charges to which the Policy is subject. This is because surrender charges, if applicable, will have been assessed in connection with the prior decrease in face amount. The insurance coverage eliminated by the decrease of the oldest face amount will be deemed to be restored first. As with the purchase of a Policy, a policyowner will have free look and sales charge limitation rights with respect to any increase resulting in new surrender charges.

An additional premium may be required for a face amount increase, and new Death Benefit Guarantee Premiums, No Lapse Guarantee Premiums, Guideline Annual Premium, and Target Premium will be determined.


DECREASES. A decrease in the face amount may be requested only once per Policy Year and only after the Policy has been in force for two years, except for corporate-owned Policies, in which case decreases may be made in any Policy Year, with no minimum amount requirement. In addition, during the two-year period following an increase in face amount, the policyowner may choose to decrease the increased face amount and have the deferred sales charge for the increase reduced by applicable limitations on sales charges attributable to the increase. A decrease in face amount will become effective at the beginning of the next Policy Month following the receipt of a properly executed request. A decrease will not be allowed if it would cause the face amount to go below the minimum face amount of $250,000.


A decrease in face amount during the Surrender Charge Period will usually result in surrender charges being deducted from the Policy Value. See Charges and Deductions -- "Surrender Charges." For purposes of determining surrender and cost of insurance charges, a decrease will reduce face amount in the following order: (a) the face amount provided by the most recent increase, then (b) the face amounts provided by the next most recent increases successively, and finally (c) the initial face amount.

POLICY VALUES

POLICY VALUE

A Policy has a Policy Value, a portion of which is available to the policyowner by making a Policy loan or partial withdrawal or upon surrender of the Policy. See "Policy Loans" and "Partial Withdrawals and Surrenders" below. The Policy Value may also affect the amount of the death benefit. See Insurance Benefit -- "Death Benefit Options." The Policy Value at any time is equal to the sum of the Values in the Investment Accounts, the Guaranteed Interest Account and the Loan Account. The following discussion relates only to the Investment Accounts. Policy loans are discussed under "Policy Loans" and the Guaranteed Interest Account is discussed under "The General Account." The portion of the Policy Value based on the Investment Accounts is not guaranteed and will vary each Business Day with the investment performance of the underlying Portfolios.

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are redeemed whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or redeemed for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit as of the end of the Business Day on which the transaction occurs. The number of units credited or redeemed will be based on the applicable unit values as of the Business Day on which the premium or transaction request is received at the Manufacturers Life of America Service Office or other office or entity so designated by Manufacturers Life of America.

Units are valued as of the end of each Business Day. When an order involving the crediting or redemption of units is received after the end of a Business Day or on a day which is not a Business Day, the order will be processed on the basis of unit values determined as of the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made as of the next Business Day.

The value of a unit of each sub-account was initially fixed at $10. For each subsequent Business Day the unit value is determined by multiplying the unit value for the preceding Business Day by the "net investment factor" for the particular sub-account for such subsequent Business Day. The net investment factor for a sub-account for any Business Day is equal to (a) divided by (b), where:

(a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any Policy transactions are made for that day;

(b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all Policy transactions have been made for that day.

Manufacturers Life of America reserves the right to adjust the above formula for any taxes determined by it to be attributable to the operations of the sub-account.

TRANSFERS OF POLICY VALUE

A policyowner may transfer amounts from one or more Investment Accounts or the Company's general account to other Investment Accounts and/or the Company's general account. A policyowner is permitted to make twelve transfers each Policy Year free of charge. Additional transfers may be made at a cost of $25 per transfer. This charge will be allocated among the Investment Accounts and the Guaranteed Interest Account in the same proportion as the amount transferred from each bears to the total amount transferred. For this purpose all transfer requests received by Manufacturers Life of America on the same Business Day are treated as a single transfer request.

The maximum amount that may be transferred from the Guaranteed Interest Account in any one Policy Year is the greater of $500 or 15% of the Guaranteed Interest Account value as of the previous Policy Anniversary.

Any transfer which involves a transfer out of the Guaranteed Interest Account may not involve a transfer to the Investment Account for the Money Market Trust. Transfer request formats must be satisfactory to Manufacturers Life of America and in writing or by telephone, if a currently valid telephone transfer authorization form is on file.

Although failure to follow reasonable procedures may result in Manufacturers Life of America's liability for any losses arising from unauthorized or fraudulent telephone transfers, Manufacturers Life of America will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Manufacturers Life of America will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming a valid telephone authorization form is on file, tape recording all telephone transactions and providing written confirmation thereof.

The policyowner may effectively convert his or her Policy to a fixed benefit Policy by transferring the Policy Value in all of the Investment Accounts to the Guaranteed Interest Account and by changing his or her allocation of net premiums entirely to the Guaranteed Interest Account. As long as the entire Policy Value is allocated to the Guaranteed Interest Account and remains in the Guaranteed Interest Account, the Policy Value, other values based thereon and the death benefit will be determinable and guaranteed. That is, future values and minimum levels of benefits can be computed using guaranteed charges, guaranteed interest rate and the guaranteed Mortality Table for a given death benefit option, Face Amount of insurance and premium payment. Actual values will never be less than the minimum guaranteed values provided the entire Policy Value remains in the Guaranteed Interest Account.

The Investment Account values to be transferred to the Guaranteed Interest Account will be determined as of the Business Day on which Manufacturers Life of America receives the request for conversion. There will be no change in the Issue Age, risk class of the Lives Insured or face amount as a result of the conversion. A transfer of any or all of the Policy Value to the Guaranteed Interest Account can be made at any time, even if a prior transfer has been made during the Policy Month. After the conversion has been effected, the policyholder may again transfer all or part of the Policy Value back into the Investment Accounts and/or allocate net premiums to the Investment Accounts. The Policy will then cease to be considered a fixed-benefit Policy. Transfers from the Guaranteed Interest Account will be subject to the limitations stated above.


LIMITATIONS. To the extent that total surrenders, partial withdrawals and transfers out of a sub-account exceed total net premium allocations and transfers into that sub-account, portfolio securities of the underlying Portfolio may have to be sold. Excessive sales of the investment portfolio securities in such a situation could be detrimental to that Portfolio and to policyowners with Policy Values allocated to sub-accounts investing in that Portfolio. To protect the interests of policyowners, the Policy's transfer privilege is limited as described below.



So long as effecting net transfers out of the Equity Index Sub-account as of a particular Business Day would not reduce the number of shares of the underlying Equity Index Trust outstanding at the close of the prior Business Day by more than 5%, all such transfers will be effected. However, net transfers out of that sub-account greater than 5% would be permitted only if, and to the extent that, in the judgment of Manufacturers Adviser Corporation, they would not result in detriment to the underlying Equity Index Trust or to the interests of policyowners or others with assets allocated to that Portfolio. If and when transfers must be limited to avoid such detriment, some requests will not be effected. In determining which requests will be effected, transfers pursuant to the Dollar Cost Averaging program will be effected first, followed by Asset Allocation Balancer transfers, written requests next and telephone requests last. Within each such group, requests will be processed in the order received, to the extent possible. Policyowners whose transfer requests are not effected will be so notified. Current S.E.C. rules preclude the Company from processing at a later date those requests that were not effected. Accordingly, a new transfer request would have to be submitted in order to effect a transfer that was not effected because of the limitations described in this paragraph. Manufacturers Life of America may be permitted to limit transfers in certain other circumstances. See Other Provisions -- "Payment of Proceeds."


DOLLAR COST AVERAGING. Manufacturers Life of America will offer policyowners a Dollar Cost Averaging program. Under the Dollar Cost Averaging program the policyowner will designate an amount which will be transferred at predetermined intervals from one Investment Account into any other Investment Account(s) or the Guaranteed Interest Account. Each transfer under the Dollar Cost Averaging program must be of a minimum amount as set by Manufacturers Life of America. Once set, this minimum may be changed at any time at the discretion of Manufacturers Life of America. Currently, no charge will be made for this program if the Policy Value exceeds $15,000 on the date of transfer. Otherwise, there will be a charge of $5 for each transfer under this program. The charge will be deducted from the value of the Investment Account out of which the transfer occurs. If insufficient funds exist to effect a Dollar Cost Averaging transfer, including the charge, if applicable, the transfer will not be effected and the policyowner will be so notified.

Manufacturers Life of America reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

ASSET ALLOCATION BALANCER TRANSFERS. Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, Manufacturers Life of America will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs Manulife of America otherwise or has elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, Manufacturers Life of America reserves the right to institute a charge on 90 days' written notice to the policyowner.

Manufacturers Life of America reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS

While the Policy is in force and has a loan value the policyowner may borrow against the Policy Value of his or her Policy. The Policy serves as the only security for the loan. In most states the minimum amount of any loan is $500. The maximum loan amount is the amount which would cause the Modified Policy Debt, as described below, to equal the loan value of the Policy as of the date of the loan. The loan value is the Policy's Cash Surrender Value less the monthly deductions due to the next Policy Anniversary. The Modified Policy Debt as of any date is the Policy Debt (the aggregate amount of policy loans, including borrowed interest, less any loan repayments) plus the amount of interest to be charged to the next Policy Anniversary, all discounted from the next Policy Anniversary to such date at an annual rate of 4%. When a loan has been taken out, or when loan interest charges are borrowed, an amount equal to the Modified Policy Debt is transferred to the Loan Account to ensure that a sufficient amount will be available to pay interest on the Policy Debt at the next Policy Anniversary.

For example, assume a Policy with a loan value of $5,000, no outstanding Policy loans and a loan interest rate of 5.75%. The maximum amount that can be borrowed is an amount that will cause the Modified Policy Debt to equal $5,000. If the loan is made on a Policy Anniversary, the maximum loan will be $4,917. This amount at 5.75% interest will equal $5,200 one year later; $5,200 discounted to the date of the loan at 4% (the Modified Policy Debt) equals $5,000. Because the minimum rate of interest credited to the Loan Account is 4%, $5,000 must be transferred to the Loan Account to ensure that $5,200 will be available as of the next Policy Anniversary to cover the interest accrued on the Policy Debt. The current credited Interest Rate to the Loan Account is 4.5%.

When a loan is made, Manufacturers Life of America will deduct from the Investment Accounts or the Guaranteed Interest Account, and transfer to the Loan Account, an amount which will result in the Loan Account value's being equal to the Modified Policy Debt. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Guaranteed Interest Account bears to the Net Policy Value.

A Policy loan may result in a Policy's failing to satisfy the Death Benefit Guarantee Cumulative Premium Test and/or the No Lapse Guarantee Cumulative Premium Test, since the Policy Debt is subtracted from the sum of the premiums paid in determining whether these tests are satisfied. As a result, the Death Benefit Guarantee and/or No Lapse Guarantee may terminate. See Insurance Benefit -- "Death Benefit Guarantee," "No Lapse Guarantee," and Other General Policy Provisions -- "Policy Default." Moreover, if the Death Benefit Guarantee or No Lapse Guarantee is not in force, a Policy loan may cause a Policy to be more susceptible to going into default, since a Policy loan will be reflected in the Net Cash Surrender Value. See Other General Policy Provisions -- "Policy Default." A Policy loan will also affect future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Funds selected by the policyowner or increasing in value at the rate of interest credited for amounts allocated to the Guaranteed Interest Account. Policy loans may have tax consequences. A policyowner considering the use of systematic Policy loans as one element of a comprehensive retirement income plan should consult his or her personal tax adviser regarding the potential tax consequences if such loans were to so reduce Policy Value that the Policy would lapse, absent additional payments. The premium payment necessary to avert lapse would increase with the age of the insured. See Miscellaneous Matters -- "Federal Income Tax Considerations" (Tax Treatment of Policy Benefits). Finally, a Policy loan will affect the amount payable on the death of the last surviving life insured, since the death benefit is reduced by the value of the Loan Account at the date of death in arriving at the insurance benefit.

INTEREST CHARGED ON POLICY LOANS. Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be fixed at an effective annual rate of 5.75%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.

INTEREST CREDITED TO THE LOAN ACCOUNT. Manufacturers Life of America will credit interest to any amount in the Loan Account at an effective annual rate of at least 4%. The actual rate credited is the rate of interest charged on the Policy loan less an interest rate differential, currently 1.25%.

LOAN ACCOUNT ADJUSTMENTS. When a loan is first taken out, and at specified events thereafter, the value of the Loan Account is adjusted. Whenever the Loan Account is adjusted, the difference between (i) the Loan Account before any adjustment and (ii) the Modified Policy Debt at the time of adjustment, is transferred between the Loan Account and the Investment Accounts or the Guaranteed Interest Account. The amount transferred to or from the Loan Account will be such that the value of the Loan Account is equal to the Modified Policy Debt after the adjustment.

The specified events which cause an adjustment to the Loan Account are (i) a Policy Anniversary, (ii) a partial or full loan repayment, (iii) a new loan being taken out, or (iv) when an amount is needed to meet a monthly deduction. A loan repayment may be implicit in that Policy Debt is effectively repaid upon termination (i.e., upon death of the last surviving life insured, surrender or lapse of the policy). In each of these instances, the Loan Account will be adjusted so that any excess of the Loan Account over the Modified Policy Debt after the repayment will be included in the termination proceeds.

Except as noted below in the Loan Repayments section, amounts transferred from the Loan Account will be allocated to the Investment Accounts and the Guaranteed Interest Account in the same proportion as the value in the corresponding "loan sub-account" bears to the value of the Loan Account. A "loan sub-account" exists for each Investment Account and for the Guaranteed Interest Account. Amounts transferred to the Loan Account are allocated to the appropriate loan sub-account to reflect the account from which the transfer was made.

LOAN ACCOUNT ILLUSTRATION. (Dollar amounts in this illustration have been rounded to the nearest dollar).

The operation of the Loan Account may be illustrated by consideration of a Policy with a loan value of $5,000, a loan interest rate of 5.75%, and a maximum loan amount on a Policy Anniversary of $4,917. If a loan in the maximum amount of $4,917 is made, an amount equal to the Modified Policy Debt, $5,000, is transferred to the Loan Account. At the next Policy Anniversary the value of the Loan Account will have increased to $5,225 ($5,000 x 1.045), reflecting interest credited at an effective annual rate of 4.5%. At that time the loan will have accrued interest charges of $283 ($4,917 x .0575) bringing the Policy Debt to $5,200.

If the accrued interest charges are paid on the Policy Anniversary, the Policy Debt will continue to be $4,917, and the Modified Policy Debt, reflecting interest for the next Policy Year and discounting the Policy Debt and such interest at 4%, will be $5,000. An amount will be transferred from the Loan Account to the Guaranteed Interest Account or the Investment Accounts so that the Loan Account value will equal the Modified Policy Debt. Since the Loan Account value was $5,225, a transfer of $225 will be required ($5,225-$5,000).

If, however, the accrued interest charges of $283 are borrowed, an amount will be transferred from the Investment Accounts and the Guaranteed Interest Account so that the Loan Account value will equal the Modified Policy Debt recomputed at the Policy Anniversary. The new Modified Policy Debt is the Policy Debt, $5,200, plus loan interest to be charged to the next Policy Anniversary, $299 ($5,200 X
 .0575), discounted at 4%, which results in a figure of $5,288. Since the value of the Loan Account was $5,225, a transfer of $63 will be required. This amount is equivalent to the 1.25% interest rate differential on the $5,000 transferred to the Loan Account on the previous Policy Anniversary.

LOAN REPAYMENTS. Policy Debt may be repaid in whole or in part at any time prior to the death of the last surviving life insured provided the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and a transfer is made to the Guaranteed Interest Account or the Investment Accounts so that the Loan Account at that time equals the Modified Policy Debt. Loan repayments will first be allocated to the Guaranteed Interest Account until the associated loan sub-account is reduced to zero. Loan repayments will then be allocated to each Investment Account in the same proportion as the value in the corresponding loan sub-account bears to the value of the Loan Account. Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums.

PARTIAL WITHDRAWALS AND SURRENDERS

After a Policy has been in force for two Policy Years, the policyowner may make a partial withdrawal of the Net Cash Surrender Value. In most states the minimum amount that may be withdrawn is $500. The policyowner should specify the portion of the withdrawal to be taken from each Investment Account and the Guaranteed Interest Account. In the absence of instructions the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. No more than one partial withdrawal may be made in any one Policy Month.

A partial withdrawal made during the Surrender Charge Period will usually result in the assessment of a portion of the surrender charges to which the Policy is subject (see Charges and Deductions -- "Surrender Charges") if the withdrawal is in excess of the Withdrawal Tier Amount. The Withdrawal Tier Amount is equal to 10% of the Net Cash Surrender Value determined as of the previous Policy Anniversary. The portion of a partial withdrawal that is considered to be in excess of the Withdrawal Tier Amount includes all previous partial withdrawals that have occurred in the current Policy Year. If the Option 1 death benefit is in effect under a Policy from which a partial withdrawal is made, the face amount of the Policy will be reduced by the amount of the partial withdrawal and any surrender charges. If the death benefit is equal to the face amount at the time of withdrawal, the face amount will be reduced by the amount of the withdrawal plus the portion of the surrender charges assessed. If the death benefit is based upon the Policy Value times the corridor percentage set forth under Insurance Benefit -- "Death Benefit Options" above, the face amount will be reduced only to the extent that the amount of the withdrawal plus the portion of the surrender charges assessed exceeds the difference between the death benefit and the face amount. Reductions in face amount resulting from partial withdrawals will not incur any surrender charges above the surrender charges applicable to the withdrawal. When the face amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in face amount, i.e. against the face amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial face amount. If there has been a prior increase in face amount, then the face amount will be decreased in the same order as if the policyowner had requested the decrease. See Charges and Deductions -- "Surrender Charges" (Charges on Partial Withdrawals).

A Policy may be surrendered for its Net Cash Surrender Value at any time while at least one of the lives insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the value of the Policy Debt. The Net Cash Surrender Value will be determined as of the end of the Business Day on which Manufacturers Life of America receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate. Surrender of a Policy during the Surrender Charge Period will usually result in the assessment by Manufacturers Life of America of surrender charges. See Charges and Deductions -- "Surrender Charges."

CHARGES AND DEDUCTIONS

Charges under the Policy are assessed as (i) deductions from premiums, (ii) surrender charges upon surrender, partial withdrawals, decreases in face amount or lapse, (iii) monthly deductions, and (iv) other charges. These charges are described below.

DEDUCTIONS FROM PREMIUMS

Manufacturers Life of America deducts a charge of 2.35% of each premium payment for state and local taxes. State and local taxes differ from state to state. The 2.35% rate is expected to be sufficient, on average, to pay state and local taxes where required.

Manufacturers Life of America also deducts a charge of 1.25% of each premium payment for federal taxes related to premium payments, an amount which is also expected to be sufficient to pay federal taxes.

Currently, it is the Company's intent to cease these deductions at the end of the tenth Policy Year. However, Manufacturers Life of America may continue these deductions beyond the tenth Policy Year. In addition, if any other taxes are incurred, it may make a charge for those taxes in addition to the deductions for federal, state or local taxes currently being made from premium payments. Manufacturers Life of America also deducts a sales charge of 5.5% of the premiums paid in each Policy Year, up to a maximum of the Target Premium in the then current Policy Year. This deduction is guaranteed to cease at the end of the tenth Policy Year, or 10 years after a face increase.

SURRENDER CHARGES

Manufacturers Life of America will assess surrender charges upon surrender, a partial withdrawal of Policy Value in excess of the Withdrawal Tier Amount, a requested decrease in face amount, or lapse. The charges will be assessed if any of the above transactions occurs within the Surrender Charge Period unless the charges have been previously deducted. There are two surrender charges -- a deferred underwriting charge and a deferred sales charge. The charges will never exceed the allowable maximums under standard non-forfeiture law.

DEFERRED UNDERWRITING CHARGE. The deferred underwriting charge is $4 for each $1,000 of face amount of life insurance coverage initially purchased or added by increase. The charge applies only to the first $1,000,000 of face amount initially purchased or the first $1,000,000 of each subsequent increase in face amount. Thus, the charge made in connection with any one underwriting will not exceed $4,000.

The deferred underwriting charge is designed to cover the administrative expenses associated with underwriting and Policy issue, including the costs of processing applications, conducting medical examinations, determining each life insured's risk class and establishing Policy records. Manufacturers Life of America does not expect to recover from the deferred underwriting charge any amount in excess of its expenses associated with underwriting and Policy issue, including the costs of processing applications, conducting medical examinations, determining the risk classes of the lives insured and establishing Policy records.

DEFERRED SALES CHARGE


The maximum deferred sales charge is equal to the premiums paid in the first Policy Year up to a maximum of the Target Premium, multiplied by the percentages shown in Table 1 below (but in no event will the sum of the deferred sales charge and the sales charge deducted from premiums exceed the amount that would be permitted by Section 27(a)(2) of the Investment Company Act of 1940 were such section applicable to the Policy).



This charge compensates the Company for some of the expenses of selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature. The deferred sales charge deducted in any Policy Year is not specifically related to sales expenses incurred in that year. Instead, the Company expects that the major portion of the sales expenses attributable to a Policy will be incurred during the first Policy Year, although the deferred sales charge might be deducted up to fifteen years later. Manufacturers Life of America anticipates that the aggregate amounts received under the Policies for sales charges will be insufficient to cover aggregate sales expenses. To the extent that sales expenses exceed sales charges, Manufacturers Life of America will pay the excess from its other assets or surplus, including amounts derived from the mortality and expense risks charge described below. Manufacturers Life of America may forego deducting a portion of the deferred sales charge if the Policy is surrendered for its Net Cash Surrender Value at any time during the first two years following issuance or following an increase in face amount or if the increase is cancelled during the two-year period following any increase. Where such sales charge limitation is applicable, the deferred sales charge assessable under the Policy will increase at the beginning of the third policy year. See Surrender Charges -- "Sales Charge Limitation" below.


The Target Premium for the initial face amount is specified in the Policy. A Target Premium will be computed for each increase in face amount above the highest face amount of coverage previously in effect, except for an increase in face amount which results from a change in the death benefit option, and the policyowner will be advised of each new Target Premium. Target Premiums depend upon the face amount of insurance provided at issue or by an increase, except those increases attributable to a death benefit option change, and the issue age and sex (unless unisex rates are required by law) of each life insured.

Except for surrenders to which the sales charge limitation provisions described below apply, the maximum deferred sales charge will be in effect for at least the first six years of the Surrender Charge Period for lives insured with either an Average Issue Age (or an Average Attained Age at time of face increase) of 0-75. For Average Ages higher than 75, the portion of the deferred sales charge that remains in effect will grade down at a rate that also varies according to Table 1 as described below.

In order to determine the deferred sales charge applicable to a face amount increase, Manufacturers Life of America will treat a portion of the Policy Value on the date of increase as a premium attributable to the increase. In addition, a portion of each premium paid on or subsequent to the increase will be attributed to the increase. In each case, the portion attributable to the increase will be the ratio of the "Guideline Annual Premium" for the increase to the sum of the guideline annual premiums for the initial face amount and all increases including the requested increase.


A "Guideline Annual Premium" is a hypothetical amount based on S.E.C. rules that is used by the Company to measure the maximum amount of the deferred sales charge that may be imposed upon surrender, partial withdrawal, a decrease in face amount or lapse during the first two years after issuance or after an increase in face amount.


TABLE 1: THE DEFERRED UNDERWRITING CHARGE AND THE SURRENDER CHARGE GRADING PERCENTAGES DURING THE SURRENDER CHARGE PERIOD (APPLICABLE TO THE INITIAL FACE AMOUNT AND SUBSEQUENT INCREASES)

                                     AVERAGE AGE AND PERCENTAGE OF CHARGES**
SURRENDER CHARGE PERIOD*                           AVERAGE AGE:
------------------------     --------------------------------------------------------
                               0-75        76        77        78        79       80+
            12                 100%      100%      100%      100%      100%      100%
            24                 100%      100%      100%      100%      100%       90%
            36                 100%      100%      100%      100%       90%       80%
            48                 100%      100%      100%       90%       80%       70%
            60                 100%      100%       90%       80%       70%       60%
            72                 100%       90%       80%       70%       60%       50%
            84                  90%       80%       70%       60%       50%       40%
            96                  80%       70%       60%       50%       40%       30%
           108                  70%       60%       50%       40%       30%       20%
           120                  60%       50%       40%       30%       20%       10%
           132                  50%       40%       30%       20%       10%        0%
           144                  40%       30%       20%       10%        0%
           156                  30%       20%       10%        0%
           168                  20%       10%        0%
           180                   0%        0%

* Periods shown are after end of Policy Month. Policy Months not shown may be calculated by linear extrapolation.

**Average Age refers to the average rated Issue Age of the lives insured when the Policy is first issued, or their average Attained Age at the time of a subsequent face amount increase.

The following example illustrates how deferred underwriting and sales charges are calculated using data from Table 1 above.

Assume a 42-year-old male and a 42-year-old female (standard risks), whose Policy was issued at an average Issue Age 35 and who have paid $9,000 in premiums in equal installments under a Policy with a Target

Premium of $505 and a face amount of $250,000, surrender their Policy during the last month of the seventh Policy Year.

A deferred underwriting charge of $900 would be assessed. The maximum deferred underwriting charge of $1,000 ($4 per $1,000 of face amount x 250) would be multiplied by the 90% listed in Table 1 as applicable to surrenders during the last month of the seventh Policy Year (90% X ($4 X 250) = $900).

A deferred sales charge of $454.50 would be assessed. The deferred sales charge is equal to the lower of premiums paid in the first Policy Year (or first year after a face increase), in our example $9,000/7 = $1,285.71, or the Target Premium ($505). Therefore the deferred sales charge is $505. Because the surrender occurs during the last month of the seventh Policy Year, only 90% (from Table 1) of the maximum sales charge remains applicable [.90 X $505 = $454.50].

SALES CHARGE LIMITATION. The maximum sales charge that may be taken under the Policy is 9% of 20 guideline annual premiums (GAPs) or, if the insureds' joint life expectancy is less than 20 years, then the number of years of life expectancy would replace 20 GAPs in determining the maximum sales charge. However, if a Policy is surrendered or lapsed, or a face amount decrease is requested at any time during the first two years after issuance or after an increase in face amount, Manufacturers Life of America will forego taking that part of the deferred sales charge with respect to "premiums" paid for the initial face amount or such increase (including the portion of Policy Value treated as premiums for the increase, as described above), whichever is applicable, which exceeds the sum of (i) 30% of the premiums paid up to the lesser of one guideline annual premium or the cumulative premiums paid to the surrender date plus (ii) 10% of the premiums paid in excess of one guideline annual premium, up to the lesser of two guideline annual premiums or the cumulative premiums paid to the surrender date, plus (iii) 9% of the premiums paid in excess of two guideline annual premiums.

The operation of the sales charge limitation that applies in the first two years after issuance, or after an increase in face amount, is illustrated by the following example. A 37-year-old male non-smoker and a 37-year-old female non-smoker purchased a Policy with a face amount in excess of $250,000 when their average Issue Age was 35. They have paid $2,000 in premiums in equal installments under the Policy and it has a guideline annual premium (GAP) of $1,614 and a Target Premium (TP) of $505. They surrender the Policy during the second Policy Year. In the absence of the sales charge limitation, the maximum deferred sales charge would be $505 as described in Charges and Deductions -- "Deferred Sales Charge."

However, under the formula described above, the maximum sales charge allowable would be $523. This is calculated as the sum of:

(i)   30% of one GAP, or $484 [.30 X $1,614 = $484], because one GAP ($1,614) is less than premiums paid ($2,000);

     plus

(ii) 10% of premiums paid in excess of one GAP, or $39 (.1 X $386 = $39) because premiums paid in excess of one GAP ($2,000 - $1,614 = $386) are less than the amount of a second GAP ($1,614);

     plus

(iii) $0, because no premiums in excess of two GAPs were paid.

     Thus, (i) $484 plus (ii) $39 plus (iii) $0 equals $523.

Thus after applying the sales charge limitation calculation, the maximum allowable sales charge is $523. However, since Manufacturers Life of America has already deducted from premiums the sum of $27.78 (5.5% of $505) this amount is deducted from $523 to arrive at a maximum deferred sales charge of $495.22. The maximum deferred sales charge allowable is $495.22 which is equal to the smaller of the deferred sales charge ($505) and the maximum sales charge limitation ($495.22).

Since a deferred sales charge is deducted when a Policy terminates for failure to make the required payment following the Policy's going into default, the sales charge limitation will apply if the termination occurs during the two-year period following issuance or any increase in face amount. If the Policy terminates during the two years after a face amount increase, the sales charge limitation will relate only to the sales charges applicable to the increase.

CHARGES ON PARTIAL WITHDRAWALS. Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal of Policy Value in excess of the Withdrawal Tier Amount, the Policy's remaining surrender charges will be reduced by the amount of the charges taken. The surrender charges not assessed as a result of the 10% free withdrawal provision remain in effect under the Policy and may be assessed upon surrender or lapse, other partial withdrawals in excess of the Withdrawal Tier Amount in each Policy Year, or a requested decrease in face amount. The portion of the surrender charges assessed will be based on the ratio of the amount of the withdrawal in excess of the Withdrawal Tier Amount to the Net Cash Surrender Value of the Policy less the Withdrawal Tier Amount immediately prior to the withdrawal. The surrender charges will be deducted from each Investment Account and the Guaranteed Interest Account in the same proportion as the amount of the withdrawal taken from such account bears to the total amount of the withdrawal. If the amount in the account is insufficient to pay the portion of the surrender charges allocated to that account, then the portion of the withdrawal allocated to that account will be reduced so that the withdrawal plus the portion of the surrender charges allocated to that account equal the value of that account. Units equal to the amount of the partial withdrawal taken, and surrender charges deducted, from each Investment Account will be redeemed based on the value of such units determined as of the end of the Business Day on which Manufacturers Life of America receives a written request for withdrawal at its Service Office.

CHARGES ON DECREASES IN FACE AMOUNT. As with partial withdrawals, a portion of a Policy's surrender charges will be deducted upon a decrease, or a cancellation of an increase (other than by means of a Free Look), in face amount requested by the policyowner. Since surrender charges are determined separately for the initial face amount and each face amount increase, and since a decrease in face amount will have a different impact on each level of insurance coverage, the portion of the surrender charges to be deducted with respect to each level of insurance coverage will be determined separately. Such portion will be the same as the ratio of the amount of the reduction in such coverage to the amount of such coverage prior to the reduction. As noted under "Insurance Benefit -- Face Amount Changes," decreases are applied to the most recent increase first and thereafter to the next most recent increases successively. The charges will be deducted from the Policy Value, and the amount so deducted will be allocated among the Investment Accounts and the Guaranteed Interest Account in the same proportion as the Policy Value in each bears to the Net Policy Value. Whenever a portion of the surrender charges are deducted as a result of a decrease in face amount, the Policy's remaining surrender charges will be reduced by the amount of the charges taken.

CHARGES REMAINING AFTER FACE AMOUNT DECREASES OR PARTIAL WITHDRAWALS. Each time a portion of the deferred underwriting charge or a portion of the deferred sales charge for a face amount decrease or for a partial withdrawal is deducted, the remaining deferred underwriting charge and deferred sales charge will be reduced as described below.

The remaining deferred underwriting and sales charge will be calculated using Table 1 above. The actual remaining charges will be the result of (a) multiplied by (b), where:

(a) is the grading percentage applicable as per Table 1, and

(b) is the remaining deferred sales charge prior to the last face amount decrease or partial withdrawal less the deferred sales charge deducted for that face amount decrease or partial withdrawal.

MONTHLY DEDUCTIONS

Each month a deduction consisting of an administration charge, a charge for the cost of insurance, a charge for mortality and expense risks, and charge(s) for any supplementary benefit(s) (see Other Provisions -- "Supplementary Benefits") is deducted from Policy Value. The monthly deduction will be allocated among the Investment Accounts and (other than the mortality and expense risks charge) the Guaranteed Interest Account in the same proportion as the Policy Value in each bears to the Net Policy Value. Monthly

Deductions due prior to the Effective Date will be taken as of the Effective Date instead of the dates they were due. Monthly deductions are due until the youngest of the lives insured attains or would have Attained Age 100.

ADMINISTRATION CHARGE. The monthly administration charge is $.04 per $1,000 of face amount until the later of the youngest living life insured's Attained Age 55 or the end of the fifteenth Policy Year. Thereafter, the charge is 0. This charge has a minimum of $30 per month and a maximum of $60 per month.


The charge is designed to cover certain administrative expenses associated with the Policy, including maintaining Policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under a Policy.


COST OF INSURANCE CHARGE. The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month. The cost of insurance rate is based on each life insured's Issue Age, the duration of the coverage, sex (unless unisex rates are required by law or are requested), risk class, and, in the case of certain Policies issued in group or sponsored arrangements providing for reduction in cost of insurance charges (see "Special Provisions for Group or Sponsored Arrangements"), the face amount of the Policy. The rate is determined separately for the initial face amount and for each increase in face amount. Cost of insurance rates will generally increase with the Attained Age of the lives insured. Any Additional Ratings as indicated in the Policy will be added to the cost of insurance rate.

The cost of insurance rates used by Manufacturers Life of America reflect its expectations as to future mortality experience as based on current experience. The rates may be changed from time to time on a basis which does not unfairly discriminate within the class of life insured. In no event will the cost of insurance rate exceed the guaranteed rate set forth in the Policy except to the extent that an extra rate is imposed because of an Additional Rating applicable to any life insured or if simplified underwriting is granted in a group or sponsored arrangement (see "Special Provisions for Group or Sponsored Arrangements"). The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables, except in the case of Group or Sponsored Arrangements, where the guaranteed rates are based on the 1980 Commissioners Extended Term Mortality Table.

If requested by the applicant, Manufacturers Life of America may offer the Policy with provisions based on actuarial tables that do not differentiate on the basis of sex to such prospective purchase(s) in states where the unisex version of the Policy has been approved.

Currently, the State of Montana prohibits the issuance of policies with assumptions that distinguish between men and women in determining premiums and Policy benefits for Policies issued on the life of any of its residents. Consequently, Policies issued to Montana residents will have premiums and benefits which do not differentiate on the basis of sex.

The net amount at risk to which the cost of insurance rate is applied is the difference between the death benefit, divided by 1.0032737 (a factor which reduces the net amount at risk for cost of insurance charge purposes by taking into account assumed monthly earnings at an annual rate of 4%), and the Policy Value. Because different cost of insurance rates may apply to different levels of insurance coverage, the net amount at risk will be calculated separately for each level of insurance coverage. When the Option 1 death benefit is in effect, for purposes of determining the net amount at risk applicable to each level of insurance coverage, the Policy Value is attributed first to the initial face amount and then, if the Policy Value is greater than the initial face amount, to each increase in face amount in the order made.

Because the calculation of the net amount at risk is different under the death benefit options when more than one level of insurance coverage is in effect, a change in the death benefit option may result in a different net amount at risk for each level of insurance coverage than would have occurred had the death benefit option not been changed. Since the cost of insurance is calculated separately for each level of insurance coverage, any change in the net amount at risk for a level of insurance coverage resulting from a change in the death benefit option may affect the amount of the charge for the cost of insurance. Partial withdrawals and decreases in face amount will also affect the manner in which the net amount at risk for each level of insurance coverage is calculated.


MORTALITY AND EXPENSE RISKS CHARGE. Manufacturers Life of America deducts a monthly charge from the Policy Value for the mortality and expense risks it assumes under the Policies. This charge is made at the beginning of each Policy Month at a rate of .067% through the later of the tenth Policy Year and the youngest life insured's Attained Age 55. Currently, it is expected that this charge will reduce to .0125 per month thereafter. This drop in the Mortality and Expense Risks Charge is not guaranteed. It is assessed against the value of the policyowner's Investment Accounts by redemption of units in the same proportion as the value of each Investment Account bears to the total value of the Investment Accounts. The mortality risk assumed is that the lives insured may live for a shorter period of time than the Company estimated when it set the maximum mortality rates in the Policy. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than the Company estimated when it set the guaranteed administration charge in the Policy. Manufacturers Life of America will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies.


OTHER CHARGES

Currently, Manufacturers Life of America makes no charge against the Separate Account for federal, state or local taxes that may be attributable to the Separate Account or to the operations of the Company with respect to the Policies. However, if Manufacturers Life of America incurs any such taxes, it may make a charge therefor, in addition to the deductions for federal, state or local taxes currently being made from premium payments.

Charges will be imposed on certain Transfers of Policy Values, including a $25 charge for each transfer in excess of twelve in a Policy Year and a $5 charge for each Dollar Cost Averaging transfer when Policy Value does not exceed $15,000. See Policy Values -- "Transfers of Policy Value."


The Separate Account purchases shares of the Portfolios at net asset value. The net asset value of those shares reflects the following investment management fees and other expenses:

                                                                      INVESTMENT
                                                                      MANAGEMENT      EXPENSES
                                                                         FEES         OF UP TO
                                                                      ----------     ----------
Pacific Rim Emerging Markets Trust................................       .850%           .75%
Science & Technology Trust........................................      1.100%           .50%
International Small Cap Trust.....................................      1.100%           .75%
Emerging Growth Trust.............................................      1.050%           .50%
Pilgrim Baxter Growth Trust.......................................      1.050%           .50%
Small/Mid Cap Trust...............................................      1.000%           .50%
International Stock Trust.........................................      1.050%           .75%
Worldwide Growth Trust............................................      1.000%           .75%
Global Equity Trust...............................................       .900%           .75%
Growth Trust......................................................       .850%           .50%
Equity Trust......................................................       .750%           .50%
Quantitative Equity Trust*........................................       .700%           .50%
Equity Index Trust................................................       .250%           .15%
Blue Chip Growth Trust............................................       .925%           .50%
Real Estate Securities Trust*.....................................       .700%           .50%
Value Trust.......................................................       .800%           .50%
International Growth and Income Trust.............................       .950%           .75%
Growth and Income Trust...........................................       .750%           .50%
Equity-Income Trust...............................................       .800%           .50%
Balanced Trust....................................................       .800%           .50%
Aggressive Asset Allocation Trust.................................       .750%           .50%
Moderate Asset Allocation Trust...................................       .750%           .50%
Conservative Asset Allocation Trust...............................       .750%           .50%
High Yield Trust..................................................       .775%           .50%
Strategic Bond Trust..............................................       .775%           .50%
Global Government Bond Trust......................................       .800%           .75%
Capital Growth Bond Trust*........................................       .650%           .50%
Investment Quality Bond Trust.....................................       .650%           .50%
U.S. Government Securities Trust..................................       .650%           .50%
Money Market Trust................................................       .500%           .50%
Lifestyle Aggressive 1000 Trust...................................      None**         N/A***
Lifestyle Growth 820 Trust........................................      None**         N/A***
Lifestyle Balanced 640 Trust......................................      None**         N/A***
Lifestyle Moderate 460 Trust......................................      None**         N/A***
Lifestyle Conservative 280 Trust..................................      None**         N/A***



* NASL Financial Services, Inc. has voluntarily agreed to waive fees payable to it and/or to reimburse expenses for a period of one year beginning January 1, 1997 to the extent necessary to prevent the total of advisory fees and expenses for the Quantitative Equity Trust, Real Estate Securities Trust and Capital Growth Bond Trust for such period from exceeding .50% of average net assets.



** Because each Lifestyle Trust will invest in shares of Underlying Portfolios each will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios.



*** The Adviser has agreed to pay the expenses of each of the Lifestyle Trusts
    (other than the expenses of the Underlying Portfolios) for a period of one year commencing January 1, 1997. After this one year period, this expense reimbursement may be terminated at any time.



Detailed information concerning such fees and expenses is set forth under the caption "Management of The Trust" in the Prospectus for the NASL Series Trust that accompanies this Prospectus.



SPECIAL PROVISIONS FOR GROUP OR SPONSORED ARRANGEMENTS


Where permitted by state insurance laws, Policies may be purchased under group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases Policies covering a group of individuals on a group basis. In California all participants of group arrangements will be individually underwritten. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

The charges and deductions described above may be reduced for Policies issued in connection with group or sponsored arrangements. Such arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents, immediate family members of the foregoing, and employees of agents of Manufacturers Life and its subsidiaries. Manufacturers Life of America will reduce or eliminate the above charges and deductions in accordance with its rules in effect as of the date an application for a Policy is approved. To qualify for such a reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size of the group, expected number of participants and anticipated premium payments from the group. Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on such factors as the size of the group or sponsored arrangement, the purposes for which Policies are purchased and certain characteristics of its members. The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups and sponsored arrangements.

Manufacturers Life of America may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policyowners and all other policyowners funded by the Separate Account.

In addition, groups and persons purchasing under a sponsored arrangement may request increases in face amount within the first Policy Year, and decreases in face amount within one year of an increase in face amount. See Charges and Deductions -- "Cost of Insurance Charge."

In addition, groups and persons purchasing under a sponsored arrangement may apply for simplified underwriting. If simplified underwriting is granted, the cost of insurance charge may increase as a result of higher anticipated mortality experience.

SPECIAL PROVISIONS FOR EXCHANGES

Manufacturers Life of America will permit owners of certain life insurance policies issued either by the Company or Manufacturers Life to exchange their policies for the Policies described in this prospectus. Owners of certain policies may be entitled to convert their policies to the Policies described in this prospectus. If they elect to convert, they may receive a credit upon conversion in an amount up to their first-year premium. Charges under the policies being exchanged or the Policies issued in exchange therefor may be reduced or eliminated. Policy loans made under policies being exchanged may, in some circumstances, be carried over to the new Policies without repayment at the time of exchange. Policyowners considering an exchange should consult their tax advisers as to the tax consequences of an exchange.

THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in the general account of Manufacturers Life of America have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the S.E.C. has not reviewed the disclosures in this prospectus relating to the general account.

Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

The general account of Manufacturers Life of America consists of all assets owned by the Company other than those in its separate accounts. Subject to applicable law, Manufacturers Life of America has sole discretion over the investment of the assets of the general account.

A policyowner may elect to allocate net premiums to the Guaranteed Interest Account or to transfer all or a portion of the Policy Value to the Guaranteed Interest Account from the Investment Accounts. Transfers from the Guaranteed Interest Account to the Investment Accounts are subject to restrictions. See Policy Values -- "Transfers of Policy Value."

Manufacturers Life of America will hold the reserves required for any portion of the Policy Value allocated to the Guaranteed Interest Account in its general account.

However, an allocation of Policy Value to the Guaranteed Interest Account does not entitle the policyowner to share in the investment experience of the general account. Instead, Manufacturers Life of America guarantees that the Policy Value in the Guaranteed Interest Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. The Company may, at its sole discretion, credit a higher rate of interest, although it is not obligated to do so. The policyowner assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year.

OTHER GENERAL POLICY PROVISIONS

POLICY DEFAULT

Unless the Death Benefit Guarantee or the No Lapse Guarantee is in effect, a Policy will go into default if the Policy's Net Cash Surrender Value at the beginning of any Policy Month would go below zero after deducting the monthly deductions then due. Manufacturers Life of America will notify the policyowner of the default and will allow a 61-day grace period in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero as of the date of default, plus the monthly deductions due as of the date of default and as of the beginning of each of the two Policy Months thereafter, based on the Policy Value as of the date of default. If the required payment is not received by the end of the grace period, the Policy will terminate and the Net Cash Surrender Value (subject to any applicable limitation on surrender charges; see Charges and Deductions -- "Surrender Charges") as of the date of default less the monthly deductions then due will be paid to the policyowner. If the last surviving life insured should die during the grace period following a Policy's going into default, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit payable will be reduced by any outstanding monthly deductions due as of the time of death.

POLICY REINSTATEMENT

A policyowner can reinstate a Policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

(a) All lives insured's risk classes are standard or preferred, and

(b) All lives insured's Attained Ages are less than 46.

A policyowner can reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

(a) The Policy must not have been surrendered for its Net Cash Surrender Value at the request of the policyowner;

(b) Evidence of all lives insured's insurability satisfactory to Manufacturers Life of America is furnished to it;

(c) A premium equal to the payment required during the 61-day grace period following default to keep the Policy in force is paid to Manufacturers Life of America; and

(d) An amount equal to any amounts paid by Manufacturers Life of America in connection with the termination of the Policy is repaid to Manufacturers Life of America.

If the reinstatement is approved, the date of reinstatement will be the later of the date of the policyowner's written request or the date the required payment is received at the Manufacturers Life of America Service Office.

MISCELLANEOUS POLICY PROVISIONS

BENEFICIARY. One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes -- primary, secondary and final.

Thereafter the beneficiary may be changed by the policyowner during the last surviving life insured's lifetime by giving written notice to Manufacturers Life of America in a form satisfactory to it unless an irrevocable designation has been elected. If the last surviving life insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if one of the policyowners is the last surviving life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the last surviving life insured, the Company will pay the insurance benefit as if the beneficiary had died before the last surviving life insured.

INCONTESTABILITY. Manufacturers Life of America will not contest the validity of a Policy after it has been in force during the lifetime of the last surviving life insured for two years from the Issue Date. It will not contest the validity of an increase in face amount or the addition of a supplementary benefit after such increase or addition has been in force during the lifetime of the last surviving life insured for two years. If a Policy has been reinstated and been in force for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX. If any life insured's stated Age or sex or both in the Policy are incorrect, Manufacturers Life of America will change the face amount of insurance so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have bought for the correct Age and sex (unless unisex rates are required by law, or are requested).

SUICIDE EXCLUSION. Except for the last to die, if any of the lives insured die by suicide within two years after the Issue Date, whether each life insured is sane or insane, the Company will re-issue this Policy. The new policy(ies) on the survivor(s) will be any single life permanent policy that is available at time of re-issue. The suicide provision for any new policy(ies) will be effective as of the original Issue Date.

If the last surviving life insured, whether sane or insane, dies by suicide within two years from the Policy Date, Manufacturers Life of America will pay only the premiums paid less any partial withdrawals of the Net Cash Surrender Value and any amount in the Loan Account. If the last surviving life insured should die by suicide within two years after a face amount increase, the death benefit for the increase will be limited to the monthly deductions for the increase.

ASSIGNMENT. Manufacturers Life of America will not be bound by an assignment until it receives a copy of it at its Service Office. Manufacturers Life of America assumes no responsibility for the validity or effects of any assignment.

OTHER PROVISIONS

SUPPLEMENTARY BENEFITS


Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including the Estate Preservation Rider, which provides additional term insurance at no extra charge during the first four policy years to protect against application of the "three year contemplation of death rule," and an option to split the Policy into two individual life policies upon divorce or certain federal tax law changes without evidence of insurability ("Policy Split Option"). More detailed information concerning supplementary benefits may be obtained from an authorized agent of the Company. The cost of any supplementary benefits will be deducted as part of the monthly deduction. See Charges and Deductions -- "Monthly Deductions."


PAYMENT OF PROCEEDS

As long as the Policy is in force, Manufacturers Life of America will ordinarily pay any Policy loans, partial withdrawals, Net Cash Surrender Value or any insurance benefit within seven days after receipt at the Manufacturers Life of America Service Office of all the documents required for such a payment.

The Company may delay the payment of any Policy loans, partial withdrawals, Net Cash Surrender Value or the portion of any insurance benefit that depends on the Guaranteed Interest Account value for up to six months; otherwise the Company may delay payment for any period during which (i) the New York Stock Exchange is closed for trading (except for normal holiday closings) or trading on the Exchange is otherwise restricted; or (ii) an emergency exists as defined by the S.E.C. or the S.E.C. requires that trading be restricted; or (iii) the S.E.C. permits a delay for the protection of policyowners. Also, Transfers may be denied under the circumstances stated in clauses (i), (ii) and (iii) above and under the circumstances previously set forth. See Policy Values -- "Transfers of Policy Value."

REPORTS TO POLICYOWNERS

Within 30 days after each Policy Anniversary, Manufacturers Life of America will send the policyowner a statement showing, among other things, the amount of the death benefit, the Policy Value and its allocation among the Investment Accounts, the Guaranteed Interest Account and the Loan Account, the value of the units in each Investment Account to which the Policy Value is allocated, any Loan Account balance and any interest charged since the last statement, the premiums paid and Policy transactions made during the period since the last statement and any other information required by law.

Within seven days after any transaction involving purchase, sale, or transfer of units of Investment Accounts, a confirmation statement will be sent.

Each policyowner will also be sent an annual and a semi-annual report for NASL Series Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

MISCELLANEOUS MATTERS

PORTFOLIO SHARE SUBSTITUTION

Although Manufacturers Life of America believes it to be highly unlikely, it is possible that in the judgment of its management, one or more of the Trusts may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, Manufacturers Life of America may seek to substitute the shares of another Trust or of an entirely different mutual fund. Before this can be done, the approval of the S.E.C. and one or more state insurance departments may be required.


Manufacturers Life of America also reserves the right to create new Separate Accounts, combine other separate accounts with the Separate Account, to establish additional sub-accounts within the Separate Account, to operate the Separate Account as a management investment company or other form permitted by law, to transfer assets from this Separate Account to another separate account and from another separate account to this Separate Account, to de-register the Separate Account under the 1940 Act, and to eliminate Sub-Accounts. Any such change would be made only if permissible under applicable federal and state laws.


The investment objectives of the Separate Account will not be changed materially without first filing the change with the Insurance Commissioner of the State of Michigan. Policyowners will be advised of any such change at the time it is made.

FEDERAL INCOME TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Service. WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICIES.

The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, executive bonus plans, retiree medical benefit plans, charitable remainder trusts, and others, including split dollar insurance plans, with respect to which Manufacturers Life took the lead in establishing the method to be used to calculate the economic benefit arising from the death benefit component of survivorship split dollar arrangements with the "Greenberg to Greenberg" letter in 1983. The tax consequences of all such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies under such arrangement, the value of which depends in part on its tax consequences, is contemplated, a qualified tax adviser should be consulted for advice on the tax attributes of the particular arrangement.

TAX STATUS OF THE POLICY

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"), sets forth a definition of a life insurance contract for federal tax purposes. The Secretary of Treasury (the "Treasury") is authorized to prescribe regulations to implement Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company has a reasonable belief (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5,
1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus, it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through NASL Series Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how NASL Series Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

In certain circumstances, owners of variable life insurance Policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular subaccounts without being treated as owners of the underlying assets."


The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has many more portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in a policyowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent a policyowner from being considered the policyowner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the beneficiary under
Section 101(a)(1) of the Code.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary. Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether the Policy is or is not a Modified Endowment Contract.

MODIFIED ENDOWMENT CONTRACTS. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

Because of the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay test"). The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. If a premium is received which would cause the Policy to become a Modified Endowment Contract (MEC) within 23 days of the next policy anniversary, the Company will not apply the portion of the premium which would cause MEC status (excess premium) to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the first day of the next anniversary.

If a premium is received which would cause the Policy to become a MEC more than 23 days prior to the next policy anniversary, the Company will refund any excess premium to the policyowner. The portion of the premium which is not excess will be applied as of the date received. The policyowner will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.

If, in connection with the application or issue of the Policy, the policyowner acknowledges that the Policy is or will become a MEC, excess premiums that would cause MEC status will be credited as of the date received.


Further, if a transaction occurs which reduces the face amount of the Policy, the Policy will be retested, retroactive to the date of purchase, to determine compliance with the seven-pay test based on the lower face amount. Failure to comply would result in classification as a Modified Endowment Contract regardless of any efforts by the Company to provide a payment schedule that will not violate the seven-pay test.



The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a Modified Endowment Contract.



DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts will be subject to the following tax rules. First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by such a Policy are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan. Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions upon surrender) from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the policyowner attains age 59 1/2, is attributable to the policyowner becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.


DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. A distribution from a Policy that is not a Modified Endowment Contract is generally treated as a tax-free recovery by the policyowner of the investment in the Policy (described below) to the extent of such investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the investment in the Policy. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a Modified Endowment Contract are subject to the 10% additional tax.


POLICY LOAN INTEREST. Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by that taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceeds $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.



For policies issued after June 20, 1986 and prior to January 1, 1994 a transition rule permits all or a portion of the interest paid on policy debt incurred before January 1, 1996 to be deducted. For policies issued in 1994 or 1995 the transition rule applies to indebtedness incurred before January 1, 1997. To be deducted the interest must be paid or accrued prior to January 1, 1999, and must meet other rules contained in Section 264 of the Code and section 501 of the Health Insurance Portability and Accountability Act of 1996.



INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which has been excluded from gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount has been excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount has been included in the gross income of the policyowner.

MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by the Company (or its affiliates) to the same policyowner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the gross income under Section 72(e) of the Code.

TAXATION OF POLICY SPLIT OPTION. This option permits a Policy to be split into two other individual Policies upon the occurrence of a divorce of the lives insured or certain changes in federal estate tax law. The purchase and exercise of the policy split option could have adverse tax consequences. For example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code.

If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. It is also not clear whether the cost of the policy split option, which is deducted monthly from Policy Value, will be treated as a taxable distribution. Before purchasing the policy split option or exercising rights provided by the policy split option, please consult with a competent tax adviser regarding the possible consequences.

THE COMPANY'S TAXES

As a result of the Omnibus Budget Reconciliation Act of 1990, insurance companies are generally required to capitalize and amortize certain Policy acquisition expenses over a 10-year period rather than currently deducting such expenses. This treatment applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for the Company. The Company makes a charge to premiums to compensate it for the anticipated higher corporate income taxes.

At the present time, the Company makes no charge to the Separate Account for any federal, state or local taxes that the Company incurs that may be attributable to such Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

DISTRIBUTION OF THE POLICY

ManEquity, Inc., an indirect wholly-owned subsidiary of Manufacturers Life, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manufacturers Life of America. ManEquity, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Policies will be sold by registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized by state insurance departments to do so. In the first Policy Year after issue (or after a face amount increase), a registered representative will receive first-year commissions not to exceed 65% of premiums paid up to the Target Premium and 2% of premiums in excess thereof. In years 2 through 5 inclusive (following issue or face amount increase), a commission of 2% of premiums paid in that period will be paid. Beginning with the first Policy year end's Anniversary, 0.15% of the previous unloaned Policy Value will be paid. In addition, registered representatives will be eligible for bonuses of up to 90% of first-year commissions. Registered representatives who meet certain standards with regard to the sale of the Policies and certain other policies issued by Manufacturers Life of America or Manufacturers Life will be eligible for additional compensation.

RESPONSIBILITIES ASSUMED BY MANUFACTURERS LIFE


Manufacturers Life and Manufacturers USA have entered into an agreement with ManEquity, Inc. pursuant to which Manufacturers Life or Manufacturers USA, on behalf of ManEquity, Inc., will pay the sales commissions in respect of the Policies and certain other policies issued by Manufacturers Life of America, prepare and maintain all books and records required to be prepared and maintained by ManEquity, Inc. with respect to the Policies and such other policies, and send all confirmations required to be sent by ManEquity, Inc. with respect to the Policies and such other policies. ManEquity, Inc. will promptly reimburse Manufacturers Life and Manufacturers USA for all sales commissions paid by Manufacturers Life and Manufacturers USA and will pay Manufacturers Life and Manufacturers USA for their other services under the agreement in such amounts and at such times as agreed to by the parties.


Manufacturers Life and Manufacturers USA have also entered into a Service Agreement with Manufacturers Life of America pursuant to which Manufacturers Life and Manufacturers USA will provide to Manufacturers Life of America all issue, administrative, general services and recordkeeping functions on behalf of Manufacturers Life of America with respect to all of its insurance policies including the Policies.

Finally, Manufacturers USA has entered into a Stop Loss Reinsurance Agreement with Manufacturers Life of America under which Manufacturers USA reinsures all aggregate claims in excess of 110% of the expected claims for all flexible premium variable life insurance policies issued by Manufacturers Life of America. Under the agreement Manufacturers Life of America will automatically reinsure the risk for any lives insured up to a maximum of $15,000,000 ($10,000,000 if either insured is over age 70), except in the case of aviation risks where the maximum will be $5,000,000. However, Manufacturers Life of America may also consider reinsuring any non-aviation risks in excess of $15,000,000 and any aviation risk in excess of $5,000,000.

VOTING RIGHTS

As stated above, all of the assets held in the sub-accounts of the Separate Account will be invested in shares of a particular Portfolio of NASL Series Trust. Manufacturers Life of America is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manufacturers Life of America will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts.

Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to Policies, will be voted by Manufacturers Life of America in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manufacturers Life of America to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding NASL Trust. The number will be determined as of a date chosen by Manufacturers Life of America, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting date.

Manufacturers Life of America may, if required by state insurance officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, Manufacturers Life of America itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that Manufacturers Life of America reasonably disapproves such changes in accordance with applicable federal regulations. If Manufacturers Life of America does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

EXECUTIVE OFFICERS AND DIRECTORS

The directors and executive officers of Manufacturers Life of America, together with their principal occupations during the past five years, are as follows:


                                     POSITION WITH
                                   MANUFACTURERS LIFE
            NAME                       OF AMERICA                             PRINCIPAL OCCUPATION
----------------------------  ----------------------------   -------------------------------------------------------
Sandra M. Cotter (34)         Director                       Attorney 1989-present, Dykema Gossett
James D. Gallagher (42)       Director, Secretary, and       Vice President, Secretary and General Counsel --
                              General Counsel                January 1997-present, ManUSA; Vice President, Legal
                                                             Services U.S. Operations -- January 1996-present, The
                                                             Manufacturers Life Insurance Company; Vice President,
                                                             Secretary and General Counsel -- 1994-present, North
                                                             American Security Life; Vice President and Associate
                                                             General Counsel -- 1991-1994, The Prudential Insurance
                                                             Company of America
Bruce Gordon (53)             Director                       Vice President, U.S. Operations -- Pensions --
                                                             1990-present, The Manufacturers Life Insurance Company

                                     POSITION WITH
                                   MANUFACTURERS LIFE
            NAME                       OF AMERICA                             PRINCIPAL OCCUPATION
----------------------------  ----------------------------   -------------------------------------------------------
Donald A. Guloien (40)        Director and President         Senior Vice President, Business Development
                                                             1994-present, The Manufacturers Life Insurance Company;
                                                             Vice President, U.S. Individual Business -- 1990-1994,
                                                             The Manufacturers Life Insurance Company
Theodore Kilkuskie, Jr. (41)  Director                       Vice President, U.S. Individual Insurance -- January
                                                             1997-present, ManUSA; Vice President, U.S. Individual
                                                             Insurance -- June 1995-present, The Manufacturers Life
                                                             Insurance Company; Executive Vice President, Mutual
                                                             Funds -- January 1995-May 1995, State Street Research;
                                                             Vice President, Mutual Funds -- 1987-1994, Metropolitan
                                                             Life Insurance Company
Joseph J. Pietroski (58)      Director                       Senior Vice President, General Counsel and Corporate
                                                             Secretary -- 1988-present, The Manufacturers Life
                                                             Insurance Company
John D. Richardson (59)       Chairman and Director          Senior Vice President and General Manager, U.S.
                                                             Operations 1995-present, The Manufacturers Life
                                                             Insurance Company; Senior Vice President and General
                                                             Manager, Canadian Operations 1992-1994, The
                                                             Manufacturers Life Insurance Company; Senior Vice
                                                             President, Financial Services 1992, The Manufacturers
                                                             Life Insurance Company; Executive Vice Chairman and CFO
                                                             -- 1989-1991, Canada Trust
John R. Ostler (44)           Vice President, Chief          Financial Vice President -- 1992-present, The
                              Actuary and Treasurer          Manufacturers Life Insurance Company; Vice President,
                                                             Insurance Products -- 1990-1992, The Manufacturers Life
                                                             Insurance Company
Douglas H. Myers (42)         Vice President, Finance and    Assistant Vice President and Controller, U.S.
                              Compliance Controller          Operations -- 1988-present, The Manufacturers Life
                                                             Insurance Company
Joseph Mounsey (48)           Senior Vice President          Senior Vice President, Investment -- 1994-present, The
                                                             Manufacturers Life Insurance Company; Senior Vice
                                                             President, International Investments -- 1991-1994, The
                                                             Manufacturers Life Insurance Company
Victor Apps (48)              Senior Vice President and      Senior Vice President and General Manager, Greater
                              General Manager                China Division -- 1995-present, The Manufacturers Life
                                                             Insurance Company; Vice President and General Manger,
                                                             Greater China Division -- 1993-1995, The Manufacturers
                                                             Life Insurance Company; International Vice President --
                                                             1988-1993, Asia Pacific Division, The Manufacturers
                                                             Life Insurance Company
Robert A. Cook (42)           Vice President                 Vice President, Product Management -- 1996-present, The
                                                             Manufacturers Life Insurance Company; Sales and
                                                             Marketing Director, U.S. Division 1994-1995, The
                                                             Manufacturers Life Insurance Company; Vice President,
                                                             Corporation Strategic Review -- 1992-1993, The
                                                             Manufacturers Life Insurance Company


STATE REGULATIONS

Manufacturers Life of America is subject to regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

Manufacturers Life of America is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

PENDING LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or NASL Series Trust.

ADDITIONAL INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the S.E.C. relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the S.E.C.'s principal office in Washington, D.C. upon payment of the prescribed fee.

For further information you may also contact Manufacturers Life of America's Service Office, the address and telephone number of which are on the cover page of this prospectus.

LEGAL MATTERS

The legal validity of the policies has been passed on by James D. Gallagher, Esq., Secretary and General Counsel of Manufacturers Life of America. Jones & Blouch L.L.P., Washington, D.C., has passed on certain matters relating to the federal securities laws.

EXPERTS


The financial statements of The Manufacturers Life Insurance Company of America and Separate Account Three of The Manufacturers Life Insurance Company of America appearing in this prospectus for the period ended December 31, 1996 have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their reports thereon also appearing elsewhere herein. Such financial statements have been included herein in reliance upon such reports given upon the authority of such firm as experts in auditing and accounting.

                              Financial Statements

                           Separate Account Three of
                        The Manufacturers Life Insurance
                               Company of America

                     Years ended December 31, 1996 and 1995
                      with Report of Independent Auditors

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors
  THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

We have audited the accompanying statement of assets and liabilities of Separate Account Three of The Manufacturers Life Insurance Company of America (comprising, respectively, the Emerging Growth Sub-Account, Quantitative Equity Sub-Account, Real Estate Securities Sub-Account, Balanced Sub-Account, Capital Growth Bond Sub-Account, Money Market Sub-Account, International Stock Sub-Account, Pacific Rim Emerging Markets Sub-Account, Equity Index Sub-Account, Equity Sub-Account, Value Equity Sub-Account, Growth and Income Sub-Account, U.S. Government Securities Sub-Account, Conservative Asset Allocation Sub-Account, Moderate Asset Allocation Sub-Account and Aggressive Asset Allocation Sub-Account) as of December 31, 1996, the related statements of operations and the statements of changes in net assets for each of the periods presented herein. These financial statements are the responsibility of The Manufacturers Life Insurance Company of America's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Separate Account Three of The Manufacturers Life Insurance Company of America at December 31, 1996, the results of its operations and the changes in its net assets for each of the periods presented herein, in conformity with generally accepted accounting principles.

                                                                            LOGO
                                                               ERNST & YOUNG LLP

Philadelphia, Pennsylvania
January 31, 1997

                           SEPARATE ACCOUNT THREE OF
              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1996

                                              EMERGING     QUANTITATIVE  REAL ESTATE                   CAPITAL        MONEY
                                               GROWTH        EQUITY      SECURITIES     BALANCED     GROWTH BOND     MARKET
                                             SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                             -----------   -----------   -----------   -----------   -----------   -----------
Investment in NASL Series Trust--
 at market value:
Emerging Growth Trust,
 2,619,974 shares (cost $55,611,958).......  $53,971,458
Quantitative Equity Trust,
 1,617,518 shares (cost $26,496,634).......                $28,031,594
Real Estate Securities Trust,
 1,020,004 shares (cost $15,133,997).......                              $17,289,060
Balanced Trust,
 2,031,951 shares (cost $32,386,268).......                                            $33,344,309
Capital Growth Bond Trust,
 1,359,960 shares (cost $15,046,731).......                                                          $14,823,560
Money Market Trust,
 1,842,541 shares (cost $19,340,111).......                                                                        $18,425,387
International Stock Trust,
 831,576 shares (cost $9,087,616)..........
Pacific Rim Emerging Markets Trust,
 532,063 shares (cost $5,731,675)..........
Equity Index Trust,
 606,779 shares (cost $6,533,366)..........
Equity Trust,
 374,464 shares (cost $7,974,684)..........
Value Equity Trust,
 365,253 shares (cost $5,263,661)..........
Growth and Income Trust,
 288,150 shares (cost $5,178,782)..........
U.S. Government Securities Trust,
 125,924 shares (cost $1,638,379)..........
Conservative Asset Allocation Trust,
 31,838 shares (cost $364,033).............
Moderate Asset Allocation Trust,
 42,595 shares (cost $508,051).............
Aggressive Asset Allocation Trust,
 60,480 shares (cost $770,148).............
                                             -----------   -----------   -----------   -----------   -----------   -----------
Net assets.................................  $59,971,458   $28,031,594   $17,289,060   $33,344,309   $14,823,560   $18,425,387
                                             ============= ============= ============= ============= ============= =============
Units outstanding..........................   1,466,499     1,059,105       519,424     1,496,377       760,910     1,112,023
                                             ============= ============= ============= ============= ============= =============
Net asset value per unit...................  $    36.80    $    26.47    $    33.29    $    22.28    $    19.48    $    16.57
                                             ============= ============= ============= ============= ============= =============

                                                           PACIFIC RIM
                                             INTERNATIONAL  EMERGING       *EQUITY
                                                STOCK        MARKETS        INDEX
                                             SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                             -----------   -----------   -----------
Investment in NASL Series Trust--
 at market value:
Emerging Growth Trust,
 2,619,974 shares (cost $55,611,958).......
Quantitative Equity Trust,
 1,617,518 shares (cost $26,496,634).......
Real Estate Securities Trust,
 1,020,004 shares (cost $15,133,997).......
Balanced Trust,
 2,031,951 shares (cost $32,386,268).......
Capital Growth Bond Trust,
 1,359,960 shares (cost $15,046,731).......
Money Market Trust,
 1,842,541 shares (cost $19,340,111).......
International Stock Trust,
 831,576 shares (cost $9,087,616)..........   $9,538,181
Pacific Rim Emerging Markets Trust,
 532,063 shares (cost $5,731,675)..........                 $5,799,488
Equity Index Trust,
 606,779 shares (cost $6,533,366)..........                               $6,486,468
Equity Trust,
 374,464 shares (cost $7,974,684)..........
Value Equity Trust,
 365,253 shares (cost $5,263,661)..........
Growth and Income Trust,
 288,150 shares (cost $5,178,782)..........
U.S. Government Securities Trust,
 125,924 shares (cost $1,638,379)..........
Conservative Asset Allocation Trust,
 31,838 shares (cost $364,033).............
Moderate Asset Allocation Trust,
 42,595 shares (cost $508,051).............
Aggressive Asset Allocation Trust,
 60,480 shares (cost $770,148).............
                                             -----------   -----------   -----------
Net assets.................................   $9,538,181    $5,799,488    $6,486,468
                                             ============= ============= =============
Units outstanding..........................     795,586       500,740       564,720
                                             ============= ============= =============
Net asset value per unit...................   $   11.99     $   11.58     $   11.49
                                             ============= ============= =============


* Reflects the period from commencement of operations February 14, 1996 through December 31, 1996.

See accompanying notes.

                           SEPARATE ACCOUNT THREE OF
              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                               December 31, 1996

                                                                                          *U.S.
                                                                           *GROWTH     GOVERNMENT     *CONSERVATIVE
                                             *EQUITY     *VALUE EQUITY   AND INCOME    SECURITIES    ASSET ALLOCATION
                                           SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT
                                           -----------   -------------   -----------   -----------   ----------------
Investment in NASL Series Trust at market
 value
 Emerging Growth Trust,
   2,619,974 shares (cost $55,611,958)...
 Quantitative Equity Trust,
   1,617,518 shares (cost $26,496,634)...
 Real Estate Securities Trust,
   1,020,004 shares (cost $15,133,997)...
 Balanced Trust,
   2,031,951 shares (cost $32,386,268)...
 Capital Growth Bond Trust,
   1,359,960 shares (cost $15,046,731)...
 Money Market Trust,
   1,842,541 (cost $19,340,111)..........
 International Stock Trust,
   831,576 shares (cost $9,087,616)......
 Pacific Rim Emerging Markets Trust,
   532,063 shares (cost $5,731,675)......
 Equity Index Trust,
   606,779 shares (cost $6,533,366)......
 Equity Trust,
   374,464 shares (cost $7,974, 684).....   $8,470,370
 Value Equity Trust,
   365,253 shares (cost $5,263,661)......                  $5,628,544
 Growth and Income Trust,
   288,150 shares (cost $5,178,782)......                                 $5,584,340
 U.S. Government Securities Trust,
   125,924 shares (cost $1,638,379)......                                               $1,677,307
 Conservative Asset Allocation Trust,
   31,838 shares (cost $364,033).........                                                                $370,599
 Moderate Asset Allocation Trust,
   42,595 shares (cost $508,051).........
 Aggressive Asset Allocation Trust,
   60,480 shares (cost $770,148).........
                                           -----------   -------------   -----------   -----------        -------
Net assets...............................   $8,470,370     $5,628,544     $5,584,340    $1,677,307       $370,599
                                           ============= =============== ============= ============= =================
Units outstanding........................     745,076        495,450        475,437       163,795          35,223
                                           ============= =============== ============= ============= =================
Net asset value per unit.................   $   11.37      $   11.36      $   11.75     $   10.24        $  10.52
                                           ============= =============== ============= ============= =================


                                              *MODERATE         *AGGRESSIVE
                                           ASSET ALLOCATION   ASSET ALLOCATION
                                             SUB-ACCOUNT        SUB-ACCOUNT         TOTAL
                                           ----------------   ----------------   -----------
Investment in NASL Series Trust at market
 value
 Emerging Growth Trust,
   2,619,974 shares (cost $55,611,958)...                                        $53,971,458
 Quantitative Equity Trust,
   1,617,518 shares (cost $26,496,634)...                                         28,031,594
 Real Estate Securities Trust,
   1,020,004 shares (cost $15,133,997)...                                         17,289,060
 Balanced Trust,
   2,031,951 shares (cost $32,386,268)...                                         33,344,309
 Capital Growth Bond Trust,
   1,359,960 shares (cost $15,046,731)...                                         14,823,560
 Money Market Trust,
   1,842,541 (cost $19,340,111)..........                                         18,425,387
 International Stock Trust,
   831,576 shares (cost $9,087,616)......                                          9,538,181
 Pacific Rim Emerging Markets Trust,
   532,063 shares (cost $5,731,675)......                                          5,799,488
 Equity Index Trust,
   606,779 shares (cost $6,533,366)......                                          6,486,468
 Equity Trust,
   374,464 shares (cost $7,974, 684).....                                          8,470,370
 Value Equity Trust,
   365,253 shares (cost $5,263,661)......                                          5,628,544
 Growth and Income Trust,
   288,150 shares (cost $5,178,782)......                                          5,584,340
 U.S. Government Securities Trust,
   125,924 shares (cost $1,638,379)......                                          1,677,307
 Conservative Asset Allocation Trust,
   31,838 shares (cost $364,033).........                                            370,599
 Moderate Asset Allocation Trust,
   42,595 shares (cost $508,051).........      $532,018                              532,018
 Aggressive Asset Allocation Trust,
   60,480 shares (cost $770,148).........                         $813,460           813,460
                                                -------            -------       -----------
Net assets...............................      $532,018           $813,460       $210,786,143
                                           =================  =================  =============
Units outstanding........................        49,710             74,456
                                           =================  =================
Net asset value per unit.................      $  10.70           $  10.93
                                           =================  =================


*Reflects the period from commencement of operations February 14, 1996 through December 31, 1996.

See accompanying notes.

                           SEPARATE ACCOUNT THREE OF
              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                            STATEMENT OF OPERATIONS
                          Year ended December 31, 1996

                                          EMERGING     QUANTITATIVE  REAL ESTATE                   CAPITAL
                                           GROWTH        EQUITY      SECURITIES     BALANCED     GROWTH BOND   MONEY MARKET
                                         SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                         -----------   -----------   -----------   -----------   -----------   ------------
Investment income:
 Dividend income.......................  $7,702,014     $4,240,752    $2,776,056   $4,478,042     $ 864,430     $1,505,315
                                         ----------    ----------    ----------    ----------    ----------     ----------
Realized and unrealized gain (loss) on
 investments:
 Realized and unrealized gain (loss)
   from security transactions:
   Proceeds from sales.................   4,088,127     1,222,403       660,261     1,836,560     1,292,420     17,344,859
   Cost of securities sold.............   3,518,688       976,262       631,891     1,674,031     1,363,232     16,936,049
                                         ----------    ----------    ----------    ----------    ----------     ----------
 Net realized gain (loss)..............     569,439       246,141        28,370       162,529       (70,812)       408,810
                                         ----------    ----------    ----------    ----------    ----------     ----------
 Unrealized appreciation (depreciation)
   of investments:
   Beginning of year...................   4,794,911     2,295,941       748,034     2,693,376       153,798        233,720
   End of year.........................  (1,640,500)    1,534,960     2,155,063       958,041      (223,171)      (914,724)
                                         ----------    ----------    ----------    ----------    ----------     ----------
 Net unrealized (depreciation)
   appreciation during the year........  (6,435,411)     (760,981)    1,407,029    (1,735,335)     (376,969)    (1,148,444)
                                         ----------    ----------    ----------    ----------    ----------     ----------
 Net realized and unrealized (loss)
   gain on investments.................  (5,865,972)     (514,840)    1,435,399    (1,572,806)     (447,781)      (739,634)
                                         ----------    ----------    ----------    ----------    ----------     ----------
Net increase in net assets derived from
 operations............................  $1,836,042     $3,725,912    $4,211,455   $2,905,236     $ 416,649     $  765,681
                                         ==========    ==========    ==========    ==========    ==========     ==========

                                                       PACIFIC RIM
                                         INTERNATIONAL  EMERGING       *EQUITY
                                            STOCK        MARKETS        INDEX
                                         SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                         -----------   -----------   -----------
Investment income:
 Dividend income.......................   $ 248,736     $ 239,201     $ 449,782
                                         ----------    ----------    ----------
Realized and unrealized gain (loss) on
 investments:
 Realized and unrealized gain (loss)
   from security transactions:
   Proceeds from sales.................     298,302       443,740       231,179
   Cost of securities sold.............     250,445       374,390       214,759
                                         ----------    ----------    ----------
 Net realized gain (loss)..............      38,857        69,350        16,420
                                         ----------    ----------    ----------
 Unrealized appreciation (depreciation)
   of investments:
   Beginning of year...................      99,777        88,856            --
   End of year.........................     450,565        67,813       (46,898)
                                         ----------    ----------    ----------
 Net unrealized (depreciation)
   appreciation during the year........     350,788       (21,043)      (46,898)
                                         ----------    ----------    ----------
 Net realized and unrealized (loss)
   gain on investments.................     389,645        48,307       (30,478)
                                         ----------    ----------    ----------
Net increase in net assets derived from
 operations............................   $ 638,381     $ 287,508     $ 419,304
                                         ==========    ==========    ==========

*Reflects the period from commencement of operations February 14, 1996 through December 31, 1996.


See accompanying notes.

                           SEPARATE ACCOUNT THREE OF
              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                      STATEMENT OF OPERATIONS (CONTINUED)
                          Year ended December 31, 1996

                                                                                  *U.S.
                                                                   *GROWTH     GOVERNMENT     *CONSERVATIVE        *MODERATE
                                     *EQUITY     *VALUE EQUITY   AND INCOME    SECURITIES    ASSET ALLOCATION   ASSET ALLOCATION
                                   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT
                                   -----------   -------------   -----------   -----------   ----------------   ----------------
Investment income:
  Dividend income................   $  26,181      $   8,790      $   1,952     $  26,995        $  8,660           $  2,105
                                   -----------   -------------   -----------   -----------        -------            -------
Realized and unrealized gain
  (loss on investments:
  Realized and unrealized gain
    (loss) from security
    transactions:
    Proceeds from sales..........      54,581        438,548         82,474       141,134          30,301             45,521
    Cost of securities sold......      56,756        417,223         77,312       149,988          31,365             45,706
                                   -----------   -------------   -----------   -----------        -------            -------
  Net realized gain (loss).......      (2,175)        21,325          5,162        (8,854)         (1,064)              (185)
                                   -----------   -------------   -----------   -----------        -------            -------
  Unrealized appreciation
    (depreciation) of
    investments:
    Beginning of year............          --             --             --            --              --                 --
    End of year..................     495,686        364,883        405,558        38,928           6,566             23,967
                                   -----------   -------------   -----------   -----------        -------            -------
  Net unrealized (depreciation)
    appreciation during the
    year.........................     495,686        364,883        405,558        38,928           6,566             23,967
                                   -----------   -------------   -----------   -----------        -------            -------
  Net realized and unrealized
    (loss) gain on investments...     493,511        386,208        410,720        30,074           5,502             23,782
                                   -----------   -------------   -----------   -----------        -------            -------
Net increase in net assets
  derived from operations........   $ 519,692      $ 394,998      $ 412,672     $  57,069        $ 14,162           $ 25,887
                                   ==========    ===========     ==========    ==========    =============      =============


                                     *AGGRESSIVE
                                   ASSET ALLOCATION
                                     SUB-ACCOUNT        TOTAL
                                   ----------------   ----------
Investment income:
  Dividend income................      $ 11,072       $22,590,083
                                        -------       ----------
Realized and unrealized gain
  (loss on investments:
  Realized and unrealized gain
    (loss) from security
    transactions:
    Proceeds from sales..........        79,723       28,281,133
    Cost of securities sold......        82,946       26,801,043
                                        -------       ----------
  Net realized gain (loss).......        (3,223)       1,480,090
                                        -------       ----------
  Unrealized appreciation
    (depreciation) of
    investments:
    Beginning of year............            --       11,108,413
    End of year..................        43,313        3,720,050
                                        -------       ----------
  Net unrealized (depreciation)
    appreciation during the
    year.........................        43,313       (7,388,363)
                                        -------       ----------
  Net realized and unrealized
    (loss) gain on investments...        40,090       (5,908,273)
                                        -------       ----------
Net increase in net assets
  derived from operations........      $ 51,162       $16,681,810
                                   =============      ==========

*Reflects the period from commencement of operations February 14, 1996 through December 31, 1996.


See accompanying notes.

                           SEPARATE ACCOUNT THREE OF
              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                      STATEMENTS OF CHANGES IN NET ASSETS
                     Years ended December 31, 1996 and 1995

                              EMERGING GROWTH         QUANTITATIVE EQUITY     REAL ESTATE SECURITIES           BALANCED
                                SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
                          -----------------------   -----------------------   -----------------------   -----------------------
                          YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                          DEC. 31/96   DEC. 31/95   DEC. 31/96   DEC. 31/95   DEC. 31/96   DEC. 31/95   DEC. 31/96   DEC. 31/95
                          ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
From operations
Net investment income...  $7,702,014   $  721,489   $4,240,752   $       --   $2,776,056   $  142,066   $4,478,042   $   24,806
Net realized gain
 (loss).................     569,439      206,155      246,141       (6,193)      28,370      (18,103)     162,529      (29,726)
Net unrealized
 (depreciation)
 appreciation of
 investments during the
 year...................  (6,435,411)   4,716,823     (760,981)   2,734,230    1,407,029    1,028,578   (1,735,335)   3,757,506
                          -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net increase in net
 assets derived from
 operations.............   1,836,042    5,644,467    3,725,912    2,728,037    4,211,455    1,152,541    2,905,236    3,752,586
                          -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
From capital
 transactions
Additions (deductions)
 from:
Transfer of net
 premiums...............  22,504,630   15,025,111    9,633,477    6,620,667    4,465,307    4,344,151   10,619,657    7,806,794
Transfer on death.......          --     (202,957)          --           --           --           --           --           --
Transfer of
 terminations...........  (4,593,540)  (3,281,049)  (2,214,864)  (1,485,111)  (1,347,117)  (1,139,201)  (2,563,981)  (1,853,986)
Transfer of policy
 loans..................    (610,713)    (390,119)    (113,064)    (349,518)     (65,858)     (80,626)    (355,780)    (304,332)
Net interfund
 transfers..............     (11,484)   3,663,152    1,337,385    2,202,823      467,823       42,920     (394,561)   1,681,177
                          -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
                          17,288,893   14,814,138    8,642,934    6,988,861    3,520,155    3,167,244    7,305,335    7,329,653
                          -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net increase in net
 assets.................  19,124,935   20,458,605   12,368,846    9,716,898    7,731,610    4,319,785   10,210,571   11,082,239
Net assets
Beginning of year.......  34,846,523   14,387,918   15,662,748    5,945,850    9,557,450    5,237,665   23,133,738   12,051,499
                          -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
End of year.............  $53,971,458  $34,846,523  $28,031,594  $15,662,748  $17,289,060  $9,557,450   $33,344,309  $23,133,738
                          ===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========

                              CAPITAL GROWTH             MONEY MARKET
                             BOND SUB-ACCOUNT             SUB-ACCOUNT
                          -----------------------   -----------------------
                          YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                          DEC. 31/96   DEC. 31/95   DEC. 31/96   DEC. 31/95
                          ----------   ----------   ----------   ----------
From operations
Net investment income...  $  864,430   $  726,517   $1,505,315   $      468
Net realized gain
 (loss).................     (70,812)     (31,655)     408,810      215,301
Net unrealized
 (depreciation)
 appreciation of
 investments during the
 year...................    (376,969)     696,780   (1,148,444)     308,730
                          -----------  -----------  -----------  ----------
Net increase in net
 assets derived from
 operations.............     416,649    1,391,642      765,681      524,499
                          -----------  -----------  -----------  ----------
From capital
 transactions
Additions (deductions)
 from:
Transfer of net
 premiums...............   4,480,626    3,332,849   23,926,029   17,598,898
Transfer on death.......          --           --           --           --
Transfer of
 terminations...........  (1,205,581)    (716,686)  (2,399,186)  (1,962,294)
Transfer of policy
 loans..................     (27,779)    (159,472)     (34,484)     (66,223)
Net interfund
 transfers..............     685,493    1,564,644   (16,858,040) (10,196,735)
                          -----------  -----------  -----------  ----------
                           3,932,759    4,021,335    4,634,319    5,373,646
                          -----------  -----------  -----------  ----------
Net increase in net
 assets.................   4,349,408    5,412,977    5,400,000    5,898,145
Net assets
Beginning of year.......  10,474,152    5,061,175   13,025,387    7,127,242
                          -----------  -----------  -----------  ----------
End of year.............  $14,823,560  $10,474,152  $18,425,387  $13,025,387
                          ===========  ===========  ===========  ==========

*Reflects the period from commencement of operations February 14, 1996 through December 31, 1996.

See accompanying notes.

                           SEPARATE ACCOUNT THREE OF
              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                     Years ended December 31, 1996 and 1995

                                                                                         *EQUITY                        *VALUE
                                     INTERNATIONAL STOCK      PACIFIC RIM EMERGING        INDEX         *EQUITY         EQUITY
                                         SUB-ACCOUNT           MARKETS SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                   -----------------------   -----------------------   ------------   ------------   ------------
                                   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED   PERIOD ENDED   PERIOD ENDED
                                   DEC. 31/96   DEC. 31/95   DEC. 31/96   DEC. 31/95    DEC. 31/96     DEC. 31/96     DEC. 31/96
                                   ----------   ----------   ----------   ----------   ------------   ------------   ------------
FROM OPERATIONS
Net investment income............  $  248,736   $   59,169   $  239,201   $   19,281    $  449,782     $   26,181     $    8,790
Net realized gain (loss).........      38,857        9,897       69,350        6,582        16,420         (2,175)        21,325
Net unrealized (depreciation)
 appreciation of investments
 during the year.................     350,788      103,183      (21,043)      97,489       (46,898)       495,686        364,883
                                   ----------   ----------   ----------   ----------    ----------     ----------     ----------
Net increase in net assets
 derived from operations.........     638,381      172,249      287,508      123,352       419,304        519,692        394,998
                                   ----------   ----------   ----------   ----------    ----------     ----------     ----------
FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
 Transfer of net premiums........   4,320,339    1,353,292    2,541,885      812,122     5,327,031      4,931,946      3,266,118
 Transfer on death...............          --           --           --           --            --             --             --
 Transfer of terminations........    (555,702)    (180,239)    (354,050)    (131,282)     (136,828)      (260,549)      (147,201)
 Transfer of policy loans........     (31,389)      (2,743)     (25,816)      (3,509)           --        (65,890)       (36,263)
 Net interfund transfers.........   2,632,184      863,795    1,682,204      622,581       876,961      3,345,171      2,150,892
                                   ----------   ----------   ----------   ----------    ----------     ----------     ----------
                                    6,365,432    2,034,105    3,844,223    1,299,912     6,067,164      7,950,678      5,233,546
                                   ----------   ----------   ----------   ----------    ----------     ----------     ----------
Net increase in net assets.......   7,003,813    2,206,354    4,131,731    1,423,264     6,486,468      8,470,370      5,628,544
NET ASSETS
Beginning of year................   2,534,368      328,014    1,667,757      244,493            --             --             --
                                   ----------   ----------   ----------   ----------    ----------     ----------     ----------
End of year......................  $9,538,181   $2,534,368   $5,799,488   $1,667,757    $6,486,468     $8,470,370     $5,628,544
                                   ==========   ==========   ==========   ==========    ==========     ==========     ==========

                                                     *U.S.       *CONSERVATIVE   *MODERATE     *AGGRESSIVE
                                   *GROWTH AND     GOVERNMENT       ASSET          ASSET          ASSET
                                      INCOME       SECURITIES     ALLOCATION     ALLOCATION     ALLOCATION
                                   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT       TOTAL
                                   ------------   ------------   ------------   ------------   ------------   -----------
                                   PERIOD ENDED   PERIOD ENDED   PERIOD ENDED   PERIOD ENDED   PERIOD ENDED   YEAR ENDED
                                    DEC. 31/96     DEC. 31/96     DEC. 31/96     DEC. 31/96     DEC. 31/96    DEC. 31/96
                                   ------------   ------------   ------------   ------------   ------------   -----------
FROM OPERATIONS
Net investment income............   $    1,952     $   26,995      $  8,660       $  2,105       $ 11,072     $22,590,083
Net realized gain (loss).........        5,162         (8,854)       (1,064)          (185)        (3,223)      1,480,090
Net unrealized (depreciation)
 appreciation of investments
 during the year.................      405,558         38,928         6,566         23,967         43,313      (7,388,363)
                                    ----------     ----------      --------       --------       --------     ------------
Net increase in net assets
 derived from operations.........      412,672         57,069        14,162         25,887         51,162      16,681,810
                                    ----------     ----------      --------       --------       --------     ------------
FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
 Transfer of net premiums........    2,527,210        757,201       143,807        348,167        387,073     100,180,503
 Transfer on death...............           --             --            --             --             --              --
 Transfer of terminations........      (98,012)       (35,748)      (33,413)       (25,611)       (58,999)    (16,030,382)
 Transfer of policy loans........      (13,676)       (30,576)           --             --             --      (1,411,288)
 Net interfund transfers.........    2,756,146        929,361       246,043        183,575        434,224         463,377
                                    ----------     ----------      --------       --------       --------     ------------
                                     5,171,668      1,620,238       356,437        506,131        762,298      83,202,210
                                    ----------     ----------      --------       --------       --------     ------------
Net increase in net assets.......    5,584,340      1,677,307       370,599        532,018        813,460      99,884,020
NET ASSETS
Beginning of year................           --             --            --             --             --     110,902,123
                                    ----------     ----------      --------       --------       --------     ------------
End of year......................   $5,584,340     $1,677,307      $370,599       $532,018       $813,460     $210,786,143
                                    ==========     ==========      ========       ========       ========     ============


                                   YEAR ENDED
                                   DEC. 31/95
                                   -----------
FROM OPERATIONS
Net investment income............  $ 1,693,796
Net realized gain (loss).........      352,258
Net unrealized (depreciation)
 appreciation of investments
 during the year.................   13,443,319
                                   ------------
Net increase in net assets
 derived from operations.........   15,489,373
                                   ------------
FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
 Transfer of net premiums........   56,893,884
 Transfer on death...............     (202,957)
 Transfer of terminations........  (10,749,848)
 Transfer of policy loans........   (1,356,542)
 Net interfund transfers.........      444,357
                                   ------------
                                    45,028,894
                                   ------------
Net increase in net assets.......   60,518,267
NET ASSETS
Beginning of year................   50,383,856
                                   ------------
End of year......................  $110,902,123
                                   ============

* Reflects the period from commencement of operations February 14, 1996 through December 31, 1996.


See accompanying notes.

                           SEPARATE ACCOUNT THREE OF
              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996

1.  ORGANIZATION

Separate Account Three of The Manufacturers Life Insurance Company of America (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended. The Separate Account is comprised of investment sub-accounts available for allocation of net premiums under single premium variable life and variable universal life insurance policies (the "Policies") issued by The Manufacturers Life Insurance Company of America ("Manufacturers Life of America"). The Separate Account was established by Manufacturers Life of America, a life insurance company organized in 1983 under Michigan law. Manufacturers Life of America is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife Financial"), a Canadian mutual life insurance company. On January 1, 1996, Manulife Financial merged with North American Life Assurance Company and as a result, acquired control of the NASL Series Trust. The Equity Index Fund, Equity, Value Equity, Growth and Income, U.S. Government Securities, Conservative Asset Allocation, Moderate Asset Allocation, and Aggressive Asset Allocation Trusts were added to the Separate Account on February 14, 1996 as investment options for variable universal life policy holders of Manufacturers Life of America.

Effective December 31, 1996, Manulife Series Fund, Inc. was merged into the NASL Series Trust. As a result, the following sub-accounts of the Separate Account were renamed to correspond with the fund names of the NASL Series Trust.

          MANULIFE SERIES FUND, INC.                        NASL SERIES TRUST
                 SUB-ACCOUNTS                                  SUB-ACCOUNTS
--------------------------------------------------------------------------------------------
         Emerging Growth Equity Fund                      Emerging Growth Trust
              Common Stock Fund                         Quantitative Equity Trust
         Real Estate Securities Fund                   Real Estate Securities Trust
             Balanced Assets Fund                             Balanced Trust
           Capital Growth Bond Fund                     Capital Growth Bond Trust
              Money Market Fund                             Money Market Trust
              International Fund                        International Stock Trust
      Pacific Rim Emerging Markets Fund             Pacific Rim Emerging Markets Trust
              Equity Index Fund                             Equity Index Trust

All references hereinafter to NASL Series Trust would have been to Manulife Series Fund, Inc. prior to December 31, 1996.

The assets of the Separate Accounts are the property of Manufacturers Life of America. The portion of the Separate Account's assets applicable to the Policies will not be charged with liabilities arising out of any other business Manufacturers Life of America may conduct.

The net assets many not be less than the amount required under state insurance law to provide for death (without regard to the minimum death benefit guarantee) and other Policy benefits.

Additional assets are held in Manufacturers Life of America's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of its financial statements:

                           SEPARATE ACCOUNT THREE OF
              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                      FINANCIAL STATEMENTS -- (CONTINUED)

a. Valuation of Investments -- Investments are made among the sixteen Trusts of NASL Series Trust and are valued at the reported net asset values of these Trusts. Transactions are recorded on the trade date. Net investment income and net realized gains on investments in NASL Series Trust are reinvested.

b. Realized gains and losses on the sale of investments are computed on the first-in, first-out basis.

c.   Dividend income is recorded on the ex-dividend date.

d. Federal Income Taxes -- Manufacturers Life of America, the Separate Account's sponsor, is taxed as a "life insurance company" under the Internal Revenue Code. Under these provisions of the Code, the operations of the Separate Account form part of the sponsor's total operations and are not taxed separately.

     The current year's operations of the Separate Account are not expected to affect the sponsor's tax liabilities and, accordingly, no charges were made against the Separate Account for federal, state and local taxes. However, in the future, should the sponsor incur significant tax liabilities related to the Separate Account's operations, it intends to make a charge or establish a provision within the Separate Account for such taxes.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  PREMIUM DEDUCTIONS

Manufacturers Life of America deducts certain charges for state, local, and federal taxes from the gross premium before placing the remaining net premiums in the sub-accounts.

4.  PURCHASES AND SALES OF NASL SERIES TRUST SHARES

Purchases and sales of the shares of common stock of NASL Series Trust for the year ended December 31, 1996 were $135,942,906 and $28,281,133, respectively, and for the year ended December 31, 1995 were $58,905,751 and $13,953,509, respectively.

5.  RELATED PARTY TRANSACTIONS

ManEquity, Inc., a registered broker-dealer and indirect wholly-owned subsidiary of Manulife Financial, acts as the principal underwriter of the Policies pursuant to a Distribution Agreement with Manufacturers Life of America. Registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. Registered representatives are compensated on a commission basis.

Manufacturers Life of America has a formal service agreement with its affiliate, Manulife Financial, which can be terminated by either party upon two months notice. Under this Agreement, Manufacturers Life of America pay for legal, actuarial, investment and certain other administrative services.

                       CONSOLIDATED FINANCIAL STATEMENTS


                        THE MANUFACTURERS LIFE INSURANCE
                               COMPANY OF AMERICA

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                      WITH REPORT OF INDEPENDENT AUDITORS

                         REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
  THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company of America as of December 31, 1996 and 1995, and the related consolidated statements of income, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company of America at December 31, 1996 and 1995, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 1996 the Company adopted certain accounting changes to conform with generally accepted accounting principles for mutual life insurance enterprises, and retroactively restated the 1995 and 1994 financial statements for the change.

                                                                            LOGO
                                                               ERNST & YOUNG LLP
Philadelphia, Pennsylvania
March 21, 1997

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                          CONSOLIDATED BALANCE SHEETS

                                                                         AS AT DECEMBER 31
                                                                       ----------------------
                                                                         1996          1995
                                                                       ---------     --------
                                                                           ($ THOUSANDS)
ASSETS
INVESTMENTS:
Securities available-for-sale, at fair value: (note 4)
  Fixed maturity (amortized cost: 1996 $50,456; 1995 $62,757)......    $  51,708     $ 66,968
  Equity (cost: 1996 $19,450; 1995 $22,441)........................       21,572       23,345
Mortgage loans.....................................................          645        7,314
Policy loans.......................................................        9,822        6,955
Cash and short-term investments....................................       17,493       17,881
                                                                       ----------    --------
Total Investments..................................................    $ 101,240     $122,463
                                                                       ==========    ========
Guaranteed annuity contracts (note 5)..............................      171,691      155,335
Deferred acquisition costs (note 6)................................      102,610       78,829
Income taxes recoverable...........................................       10,549        5,156
Deferred income taxes (note 7).....................................        1,041        1,616
Other assets.......................................................        7,378       11,010
Separate account assets............................................      668,094      480,405
                                                                       ----------    --------
TOTAL ASSETS.......................................................    $1,062,603    $854,814
                                                                       ==========    ========
LIABILITIES, CAPITAL AND SURPLUS
LIABILITIES:
Policyholder Liabilities and accruals..............................    $  91,915     $ 86,129
Bonds payable (note 8).............................................      158,760      158,890
Surplus note (note 9)..............................................        8,500        8,500
Due to affiliates..................................................       11,122          463
Other liabilities..................................................        7,582        9,907
Separate account liabilities.......................................      668,094      480,405
                                                                       ----------    --------
TOTAL LIABILITIES..................................................    $ 945,973     $744,294
                                                                       ==========    ========
CAPITAL AND SURPLUS:
Common shares (note 10)............................................        4,502        4,502
Preferred shares (note 10).........................................       10,500       10,500
Contributed surplus................................................       98,569       83,569
Retained earnings..................................................        1,726       10,133
Net unrealized gain on securities available-for-sale (note 4)......        1,333        1,816
                                                                       ----------    --------
TOTAL CAPITAL AND SURPLUS..........................................      116,630      110,520
                                                                       ==========    ========
TOTAL LIABILITIES, CAPITAL AND SURPLUS.............................    $1,062,603    $854,814
                                                                       ==========    ========

The accompanying notes are an integral part of these consolidated financial statements.

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                       CONSOLIDATED STATEMENTS OF INCOME

                                                              FOR THE YEARS ENDED DECEMBER 31
                                                             ----------------------------------
                                                               1996         1995         1994
                                                             --------     --------     --------
                                                                       ($ THOUSANDS)
REVENUE:
Premiums.................................................    $ 12,898     $ 15,293     $ 27,578
Fee income...............................................      40,434       24,986       18,259
Net investment income (note 4)...........................      19,651       18,729       17,691
Realized investment gains (losses).......................        (119)       3,084       (3,567)
Other....................................................         668           82          361
                                                             --------     --------     --------
TOTAL REVENUE............................................      73,532       62,174       60,322
                                                             ========     ========     ========
BENEFITS AND EXPENSES:
Policyholder benefits and claims.........................      14,473       16,905       28,768
Operating costs and expenses.............................      34,581       30,728       16,395
Commissions..............................................      10,431        5,859        8,923
Amortization of deferred acquisition costs (note 6)            13,240        5,351        3,289
Interest expense.........................................      12,251       12,251       12,251
Policyholder dividends...................................         872        1,886          965
                                                             --------     --------     --------
TOTAL BENEFITS AND EXPENSES..............................      85,848       72,980       70,591
                                                             --------     --------     --------
LOSS BEFORE INCOME TAXES.................................     (12,316)     (10,806)     (10,269)
                                                             --------     --------     --------
INCOME TAX BENEFIT (note 7)..............................       3,909        3,960        3,543
                                                             --------     --------     --------
NET LOSS.................................................    $ (8,407)    $ (6,846)    $ (6,726)
                                                             --------     --------     --------

The accompanying notes are an integral part of these consolidated financial statements.

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

           CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                                                           FOR THE YEARS ENDED DECEMBER 31
                                       -----------------------------------------------------------------------
                                                                               NET UNREALIZED
                                                                               GAINS (LOSSES)         TOTAL
                                       CAPITAL    CONTRIBUTED    RETAINED      ON SECURITIES         CAPITAL
                                        STOCK       SURPLUS      EARNINGS    AVAILABLE-FOR-SALE    AND SURPLUS
                                       -------    -----------    --------    ------------------    -----------
                                                                    ($ THOUSANDS)
1996
Balance, January 1...................  $15,002      $83,569      $ 10,133         $  1,816          $ 110,520
Net loss during the year.............                              (8,407)                             (8,407)
Change in unrealized gain(loss),
  net of taxes (note 4)..............                                                 (483)              (483)
Issuance of shares (note 10).........                15,000                                            15,000
                                       -------      -------      --------          -------          ---------
BALANCE, DECEMBER 31 (NOTE 10).......  $15,002      $98,569      $  1,726         $  1,333          $ 116,630
                                       =======      =======      ========          =======          =========
1995
Balance, January 1...................  $15,002      $70,999      $ 16,979         $ (1,141)         $ 101,839
Net loss during the year.............                              (6,846)                             (6,846)
Change in unrealized gain(loss),
  net of taxes (note 4)..............                                                2,957              2,957
Issuance of shares (note 10).........                12,570                                            12,570
                                       -------      -------      --------          -------          ---------
BALANCE, DECEMBER 31.................  $15,002      $83,569      $ 10,133         $  1,816          $ 110,520
                                       =======      =======      ========          =======          =========
1994
Balance, January 1...................  $35,002      $30,999      $  7,396         $ (1,592)         $  71,805
Cumulative effect of accounting
  change (note 2)....................                              16,309            1,353             17,662
Net loss during the year.............                              (6,726)                             (6,726)
Change in unrealized gain(loss),
  net of taxes.......................                                                 (902)              (902)
Capital restructuring of preferred
  shares.............................  (20,000)      20,000                                                 0
Issuance of shares (note 10).........                20,000                                            20,000
                                       -------      -------      --------          -------          ---------
BALANCE, DECEMBER 31.................  $15,002      $70,999      $ 16,979         $ (1,141)         $ 101,839
                                       =======      =======      ========          =======          =========

The accompanying notes are an integral part of these consolidated financial statements.

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                              FOR THE YEARS ENDED DECEMBER 31
                                                            -----------------------------------
                                                              1996          1995         1994
                                                            ---------     --------     --------
                                                                       ($ THOUSANDS)
OPERATING ACTIVITIES:
Net Loss................................................    $  (8,407)    $ (6,846)    $ (6,726)
Adjustments to reconcile net loss to net cash used in
  operating activities:
  Additions to Policy liabilities.......................        3,287        7,329       27,338
  Deferred acquisition costs............................      (36,024)     (28,147)     (31,125)
  Amortization of deferred acquisition costs............       13,240        5,351        3,289
  Realized gain (losses) on investments.................          119       (3,084)       3,567
  Decreases (additions) to deferred income taxes........          473        1,168       (4,001)
  Other.................................................        6,844       (5,336)      17,673
                                                            ---------     --------     --------
Net cash provided by (used in) operating activities.....      (20,468)     (29,565)      10,015
                                                            =========     ========     ========
INVESTING ACTIVITIES:
Fixed maturity securities sold..........................      120,234       67,507       43,176
Fixed maturity securities purchased.....................     (108,401)     (76,402)     (72,819)
Equities sold...........................................       25,505        6,500       30,011
Equities purchased......................................      (22,203)      (1,726)     (18,245)
Mortgages purchased.....................................           --           --           --
Mortgages sold/principal repayments.....................        6,669       77,086       22,656
Policy loans advanced, net..............................       (2,867)      (2,461)      (1,471)
Guaranteed annuity contracts............................      (16,356)     (79,710)     (36,236)
                                                            ---------     --------     --------
Cash provided by (used in) investing activities.........        2,581       (9,206)     (32,928)
                                                            =========     ========     ========
FINANCING ACTIVITIES:
Receipts from variable life and annuity policies
  credited to policyholder account balances.............        5,493        9,017       10,533
Withdrawals of policyholder account balances on variable
  life and annuity policies.............................       (2,994)      (3,173)      (1,284)
Issuance of shares......................................       15,000       12,570       20,000
Issuance of surplus notes...............................           --        8,500           --
                                                            ---------     --------     --------
Cash provided by financing activities...................       17,499       26,914       29,249
                                                            =========     ========     ========
CASH AND SHORT-TERM INVESTMENTS:
Increase (decrease) during the year.....................         (388)     (11,857)       6,336
Balance, beginning of year..............................       17,881       29,738       23,402
                                                            ---------     --------     --------
BALANCE, END OF YEAR....................................    $  17,493     $ 17,881     $ 29,738
                                                            =========     ========     ========

The accompanying notes are an integral part of these consolidated financial statements.

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1996
                           (In Thousands of Dollars)

1.  ORGANIZATION

The Manufacturers Life Insurance Company of America ("ManAmerica" or the "Company") is a wholly-owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA" or the "Parent"), which is in turn a wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife Financial"), a Canadian-based mutual life insurance company. The Company markets variable annuity and variable life products in the United States and traditional insurance products in Taiwan.

2.  BASIS OF PRESENTATION

A)  ADOPTION OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

The accompanying consolidated financial statements of The Manufacturers Life Insurance Company of America and its wholly-owned subsidiaries have been prepared in accordance with generally accepted accounting principles ("GAAP").

Prior to 1996, the Company prepared its financial statements in conformity with statutory accounting practices prescribed or permitted by the Insurance Department of the State of Michigan which practices were considered GAAP for mutual life insurance companies and their wholly-owned direct and indirect subsidiaries. Financial Accounting Standard Board Interpretation 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" ("FIN 40") as amended, which is effective for 1996 annual financial statements and thereafter, no longer permits statutory based financial statements to be described as being prepared in conformity with GAAP. Accordingly, the Company has adopted GAAP including Statement of Financial Accounting Standards 120 ("FAS 120"), "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Contracts", which addresses the accounting for long-duration insurance and reinsurance contracts, including all participating business.

Pursuant to the requirements of FIN 40 and FAS 120, the effect of the changes in accounting have been applied retroactively and the previously issued 1995 and 1994 financial statements have been restated for the change. The effect of the changes applicable to years prior to January 1, 1994 has been presented as a restatement of surplus as of that date. As a result, surplus at January 1, 1994 increased by $17,662 net of applicable deferred taxes.

The adoption had the effect of increasing net income for 1996, 1995 and 1994 by approximately $7,554, $6,859 and $12,934, respectively.

B)  REORGANIZATION

On December 20, 1995, Manulife Reinsurance Corporation (U.S.A) ("MRC") transferred to the Company all of the common and preferred shares of Manufacturers Advisor Corporation ("MAC"), an investment fund management company.

On December 31, 1996, ManUSA transferred to the Company all of the common and preferred shares of Manulife Holding Corporation ("Holdco"), an investment holding company. Holdco has primarily two wholly-owned subsidiaries, ManEquity Inc., a registered broker/dealer, and the Manufacturers Life Mortgage Securities Corporation ("MLMSC"), an issuer of mortgage-backed US Dollar bonds. The Company then transferred all the common and preferred shares of MAC to Holdco for two shares of $1 common stock of Holdco.

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

These transfers have been accounted for using the pooling-of-interests method of accounting. Under this method, the assets, liabilities, capital and surplus, revenues and expenses of each separate entity are combined retroactively at their historical carrying values to form the financial statements of the Company for all periods presented to give effect to the reorganization as if the structure in place at December 31, 1996 had been in place as of the earliest period presented in these consolidated financial statements. The accounts of all subsidiary companies are therefore combined and all significant inter-company balances and transactions are eliminated on combination. In addition, the capital and surplus of the Company has been restated retroactively to January 1, 1994 to reflect the capital structure in place at December 31, 1996.

The revenues and net income reported by the separate entities and the combined amounts presented in the accompanying consolidated financial statements are as follows:

                                                                FOR THE YEARS ENDED DECEMBER 31
                                                                -------------------------------
                                                                 1996        1995        1994
                                                                -------     -------     -------
                                                                         ($ THOUSANDS)
REVENUE:
ManAmerica..................................................    $54,404     $45,655     $44,432
Holdco......................................................     15,543      13,828      14,087
MAC.........................................................      3,585       2,691       1,803
                                                                -------     -------     -------
TOTAL REVENUE...............................................    $73,532     $62,174     $60,322
                                                                =======     =======     =======
NET INCOME (LOSS):
ManAmerica..................................................    $(8,676)    $(7,402)    $(7,221)
Holdco......................................................       (670)        (10)        257
MAC.........................................................        939         566         238
                                                                -------     -------     -------
TOTAL NET LOSS..............................................    $(8,407)    $(6,846)    $(6,726)
                                                                =======     =======     =======

3.  SIGNIFICANT ACCOUNTING POLICIES

A)  PREPARATION OF FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

B)  INVESTMENTS

The Company classifies all of its fixed maturity and equity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific identification method. Changes in the fair value of securities available-for-sale are reflected directly in surplus after adjustments for deferred taxes and DAC. Discounts and premiums on investments are amortized using the effective interest method.

Mortgage loans are reported at amortized cost, net of a provision for losses. The provision for losses is established for mortgage loans which are considered to be impaired when the Company has determined that it is probable that all amounts due under contractual terms will not be collected. Impaired loans are reported at the lower of unpaid principal or fair value of the underlying collateral.

Policy loans are reported at aggregate unpaid balances which approximate fair value.

Short-term investments include investments with maturities of less than one year at the date of acquisition.

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

C)  DEFERRED ACQUISITION COSTS (DAC)

Commissions and other expenses which vary with and are primarily related to the production of new business are deferred to the extent recoverable and included as an asset. DAC associated with variable annuity and variable life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional life insurance policies is charged to expense over the premium paying period of the related policies. DAC is adjusted for the impact on estimated future gross profits assuming the unrealized gains or losses on securities had been realized at year-end. The impact of any such adjustments is included in net unrealized gains (losses) in Capital and Surplus. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, it is immediately expensed.

D)  POLICYHOLDER LIABILITIES

For variable annuity and variable life contracts reserves equal the policyholder account value. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges and administrative expenses charged to the policyholders. Policy charges which compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC.

Policyholder liabilities for traditional life insurance policies sold in Taiwan are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expense and interest rate yields that were established in the year of issue.

E)  SEPARATE ACCOUNTS

Separate account assets and liabilities represent funds that are separately administered, principally for variable annuity and variable life contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements.

F)  REVENUE RECOGNITION

Fee income from variable annuity and variable life insurance policies consists of policy charges for the cost of insurance, expenses and surrender charges that have been assessed against the policy account balances. Policy charges that are designed to compensate the company for future services are deferred and recognized in income over the period benefited, using the same assumptions used to amortize DAC. Premiums on long-duration life insurance contracts are recognized as revenue when due. Investment income is recorded when due.

G)  EXPENSES

Expenses for variable annuity and variable life insurance policies include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances.

H)  REINSURANCE

The Company is routinely involved in reinsurance transactions in order to minimize exposure to large risks. Life reinsurance is accomplished through various plans including yearly renewable term, co-insurance and modified co-insurance. Reinsurance premiums and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA claims are reported net of reinsured amounts. Amounts paid with respect to ceded reinsurance contracts are reported as reinsurance receivables in other assets.

I)  FOREIGN EXCHANGE

The Company's Taiwanese branch balance sheet and statement of income are translated at the current exchange and average exchange rates for the year respectively. Translation adjustments for foreign currency transactions that affect cash flows are reported in earnings.

J)  INCOME TAX

Income taxes have been provided for in accordance with Statement of Financial Accounting Standards 109 ("FAS 109") "Accounting for Income Taxes." The Company joins ManUSA, MRC and Manulife Reinsurance Limited ("MRL") in filing a U.S. consolidated income tax return as a life insurance group under provisions of the Internal Revenue Code. In accordance with an income tax sharing agreement, the Company's income tax provision (or benefit) is computed as if the Company filed a separate income tax return. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable to the Company, provided the consolidated group utilizes such benefits currently. Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Income taxes recoverable represents amounts due from ManUSA in connection with the consolidated return.

4.  INVESTMENTS AND INVESTMENT INCOME

A)  FIXED MATURITY AND EQUITY SECURITIES

At December 31, 1996, all fixed maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:

                                                                          AS AT DECEMBER 31,
                                         ------------------------------------------------------------------------------------
                                                                     GROSS                 GROSS
                                           AMORTIZED COST       UNREALIZED GAINS     UNREALIZED LOSSES         FAIR VALUE
                                         ------------------    ------------------    ------------------    ------------------
                                          1996       1995       1996       1995       1996       1995       1996       1995
                                         -------    -------    -------    -------    -------    -------    -------    -------
                                                                            ($ THOUSANDS)
FIXED MATURITY SECURITIES:
U.S. government.......................   $ 9,219    $15,145    $   386    $   690    $   (98)   $   (98)   $ 9,507    $15,737
Foreign governments...................     9,227      6,071        221        219         (8)        --      9,440      6,290
Corporate.............................    32,010     32,018        981      3,147       (230)       (13)    32,761     35,152
Mortgage backed.......................        --      9,523         --        272         --         (6)        --      9,789
                                         -------    -------    -------    -------    -------    -------    -------    -------
Total fixed maturity securities.......   $50,456    $62,757    $ 1,588    $ 4,328    $  (336)   $  (117)   $51,708    $66,968
Equity securities.....................   $19,450    $22,441    $ 2,134    $   923    $   (12)   $   (19)   $21,572    $23,345
                                         =======    =======    =======    =======    =======    =======    =======    =======

Proceeds from sales of fixed maturity securities during 1996 were $120,234 (1995 $67,507; 1994 $43,176). Gross gains of $1,858 and gross losses of $1,837 were realized on those sales (1995 $2,630 and $218; 1994 $168 and $1,007 respectively).

Proceeds from sale of equity securities during 1996 were $26,584 (1995 $6,500; 1994 $30,011). Gross gains of $NIL and gross losses of $140 were realized on those sales (1995 $785 and $113; 1994 $48 and $2,776 respectively).

The contractual maturities of fixed maturity securities at December 31, 1996 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

                                                                       AMORTIZED COST    FAIR VALUE
                                                                       --------------    ----------
                                                                              ($ THOUSANDS)
Fixed maturity securities, including mortgage-backed securities
One year or less....................................................      $  3,315        $  3,367
Greater than 1; up to 5 years.......................................         2,568           2,658
Greater than 5; up to 10 years......................................        19,539          19,959
Due after 10 years..................................................        24,993          25,724
                                                                           -------         -------
TOTAL FIXED MATURITY SECURITIES.....................................      $ 50,415        $ 51,708
                                                                           =======         =======

UNREALIZED GAINS (LOSSES) ON SECURITIES AVAILABLE-FOR-SALE

Net unrealized gains (losses) on fixed maturity and equity securities included in capital and surplus were as follows:

                                                                            AS AT DECEMBER 31
                                                                           -------------------
                                                                            1996        1995
                                                                           -------     -------
                                                                              ($ THOUSANDS)
Gross unrealized gains.................................................    $ 3,722     $ 5,251
Gross unrealized losses................................................       (348)       (136)
DAC and other fair value adjustments...................................     (1,321)     (2,317)
Deferred income taxes..................................................       (720)       (982)
                                                                           -------     -------
NET UNREALIZED GAINS (LOSSES) ON SECURITIES AVAILABLE-FOR-SALE.........    $ 1,333     $ 1,816
                                                                           =======     =======

B)  INVESTMENT INCOME

Income by type of investment was as follows:

                                                                FOR THE YEARS ENDED DECEMBER 31
                                                                -------------------------------
                                                                 1996        1995        1994
                                                                -------     -------     -------
                                                                         ($ THOUSANDS)
Fixed maturity securities...................................    $ 4,447     $ 4,430     $ 1,712
Mortgage loans..............................................        278       3,076       8,844
Equity securities...........................................        671         646       1,245
Guaranteed annuity contracts................................     13,196       9,691       5,040
Other investments...........................................      1,419       1,235         957
                                                                -------     -------     -------
Gross investment income.....................................     20,011      19,078      17,798
                                                                -------     -------     -------
Investment expenses.........................................        360         349         107
                                                                -------     -------     -------
NET INVESTMENT INCOME.......................................    $19,651     $18,729     $17,691
                                                                =======     =======     =======

5.  GUARANTEED ANNUITY CONTRACTS

The Company's wholly-owned subsidiary, MLMSC, invests amounts received as repayments of mortgage loans in annuities issued by ManUSA. These annuities are collateral for the 8 1/4% mortgage-backed bonds payable disclosed in note 8 below.

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

6.  DEFERRED ACQUISITION COSTS

The components of the change in DAC were as follows:

                                                              FOR THE YEARS ENDED DECEMBER 31
                                                             ----------------------------------
                                                               1996         1995         1994
                                                             --------     --------     --------
                                                                       ($ THOUSANDS)
Balance at January 1.....................................    $ 78,829     $ 60,124     $ 30,887
Capitalization...........................................      36,024       28,147       31,125
Accretion of interest....................................       6,344        4,992        3,351
Amortization.............................................     (19,159)     (10,852)      (6,295)
Effect of net unrealized gains (losses) on securities
  available for sale.....................................         996       (4,091)       1,401
Other....................................................        (424)         509         (345)
                                                             --------     --------     --------
BALANCE AT DECEMBER 31...................................    $102,610     $ 78,829     $ 60,124
                                                             ========     ========     ========

7.  INCOME TAXES

Components of income tax benefit were as follows:

                                                              FOR THE YEARS ENDED DECEMBER 31
                                                             ----------------------------------
                                                               1996         1995         1994
                                                             --------     --------     --------
                                                                       ($ THOUSANDS)
Current expense (benefit)................................    $ (4,686)    $ (5,128)    $    458
Deferred expense (benefit)...............................         777        1,168       (4,001)
                                                             --------     --------     --------
TOTAL BENEFIT............................................    $ (3,909)    $ (3,960)    $ (3,543)
                                                             ========     ========     ========

The Company's deferred income tax asset, which results from tax effecting the differences between financial statement values and tax values of assets and liabilities at each balance sheet date, relates to the following:

                                                                            AS AT DECEMBER 31
                                                                           -------------------
                                                                            1996        1995
                                                                           -------     -------
                                                                              ($ THOUSANDS)
Deferred tax assets:
  Differences in computing policy reserves.............................    $28,508     $22,503
  Policyholder dividends payable.......................................        283         411
  Other deferred tax assets............................................         --         402
  Net operating loss carryforwards.....................................         --       1,061
                                                                           -------     -------
DEFERRED TAX ASSETS....................................................     28,791      24,377
Deferred tax liabilities:
  Deferred acquisition costs...........................................     25,522      19,398
  Investments..........................................................        928       1,737
  Other deferred tax liabilities.......................................      1,300       1,626
                                                                           -------     -------
Gross deferred tax liabilities.........................................     27,750      22,761
                                                                           =======     =======
NET DEFERRED TAX ASSETS................................................    $ 1,041     $ 1,616
                                                                           =======     =======

The Company and its US insurance affiliates have available capital loss carryforwards of $83,500 which will expire in 1999.

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

8.  BONDS PAYABLE

Bonds payable represent 8 1/4% Mortgage-backed US Dollar Bonds due March 1, 1997 which are collateralized by annuities disclosed in note 5 above. The bonds were repaid on March 1, 1997.

9.  SURPLUS NOTE

The Company has an outstanding surplus debenture in the amount of $8,500 plus interest at 6.7% issued on December 31, 1995 to ManUSA which matures on December 31, 2005. Payments of principal and interest cannot be made without prior approval of the Insurance Commissioner of the State of Michigan and the Company's Board of Directors, and to the extent the Company has sufficient unassigned surplus on a statutory basis available for such payment.

10.  CAPITAL AND SURPLUS

The Company has two classes of capital stock, as follows:

                                                                        AS AT DECEMBER 31
                                                                    -------------------------
                                                                       1996           1995
                                                                    ----------     ----------
                                                                    ($ THOUSANDS)
AUTHORIZED:
5,000,000 Common shares, Par value $1.00
5,000,000 Preferred shares, Par value $100.00
ISSUED AND OUTSTANDING:
4,501,860 Common shares.........................................    $4,501,860     $4,501,859
105,000 Preferred shares........................................    10,500,000     10,500,000
                                                                    -----------    -----------
TOTAL...........................................................    $15,001,860    $15,001,859
                                                                    ===========    ===========

During the year, the Company issued one common share to its Parent Company in return for a capital contribution of $15,000.

During 1995, the Company issued two common shares to its Parent Company in return for a capital contribution of $12,570.

During 1994, the Company issued one common share to its Parent Company in return for a capital contribution of $20,000.

The Company is subject to statutory limitations on the payment of dividends to its Parent. Under Michigan Insurance Law, the payment of dividends to shareholders is restricted to the surplus earnings of the Company, unless prior approval is obtained from the Michigan Insurance Bureau.

The aggregate statutory capital and surplus of the Company at December 31, 1996 was $76,202 (1995 $56,298). The aggregate statutory net loss of the Company for the year ended 1996 was $15,961 (1995 $13,705; 1994 $19,660). State regulatory authorities prescribe statutory accounting practices that differ in certain respects from generally accepted accounting principles followed by stock life insurance companies. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances and reserve calculation assumptions.

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

11.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and the estimated fair values of certain of the Company's financial instruments at December 31, 1996 were as follows:

                                                                       CARRYING VALUE    FAIR VALUE
                                                                       --------------    ----------
                                                                       ($ THOUSANDS)
ASSETS:
Fixed maturity and equity securities................................      $ 73,280        $  73,280
Mortgage loans......................................................           645              645
Policy loans........................................................         9,822            9,822
Guaranteed annuity contract.........................................       171,691          171,691
LIABILITIES:
Bond payable........................................................       158,760          158,760
Surplus note........................................................         8,500            8,266

The following methods and assumptions were used to estimate the fair values of the above financial instruments:

FIXED MATURITY AND EQUITY SECURITIES: Fair values of fixed maturity and equity securities were based on quoted market prices, where available. Fair values were estimated using values obtained from independent pricing services.

MORTGAGE LOANS: Fair value of mortgage loans was estimated using discounted cash flows using contractual maturities and discount rates that were based on U.S. Treasury rates for similar maturity ranges, adjusted for risk, based on property type.

POLICY LOANS:  Carrying values approximate fair values.

GUARANTEED ANNUITY CONTRACT:  Carrying values approximate fair values.

BOND PAYABLE:  Carrying values approximate fair values.

SURPLUS NOTE: Fair value was estimated using current interest rates that were based on U.S. Treasuries for similar maturity ranges.

12.  RELATED PARTY TRANSACTIONS

The Company has a formal service agreement with Manulife Financial which can be terminated by either party upon two months' notice. Under the Agreement, the Company will pay direct operating expenses incurred each year by Manulife Financial on its behalf. Services provided under the agreement include legal, actuarial, investment, data processing and certain other administrative services. Costs incurred under this agreement were $26,982, $23,210 and $21,326 in 1996, 1995 and 1994 respectively. In addition, there were $6,934, $5,052 and $7,795 of agents bonuses allocated to the Company during 1996, 1995 and 1994, respectively, which are included in commissions.

The Company has several reinsurance agreements with affiliated companies which may be terminated upon the specified notice by either party. These agreements are summarized as follows:

(a) The Company assumes two blocks of insurance from ManUSA under coinsurance treaties. The Company's risk is limited to $100,000 of initial face amount per claim plus a pro-rata share of any increase in face amount.

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

(b) The Company cedes the risk in excess of $25,000 per life to MRC under the terms of an automatic reinsurance agreement

(c) The Company cedes a substantial portion of its risk on its Flexible Premium Variable Life policies to MRC under the terms of a stop loss reinsurance agreement.

Selected amounts relating to the above treaties reflected in the financial statements are as follows:

                                                                FOR THE YEARS ENDED DECEMBER 31
                                                                -------------------------------
                                                                 1996        1995        1994
                                                                -------     -------     -------
                                                                         ($ THOUSANDS)
Life and annuity premiums assumed...........................    $   676     $ 5,959     $25,386
Policy reserves assumed.....................................     44,497      47,386      47,673
Policy reserves ceded.......................................        304       3,838       3,806

The Company markets variable life insurance and variable annuity products through Separate Accounts which use NASL Series Trust as its investment vehicle. The NASL Series Trust is an entity sponsored by an affiliated company, North American Security Life Insurance Company.

13.  REINSURANCE

In the normal course of business, the Company assumes and cedes reinsurance as a party to several reinsurance treaties with major unrelated insurance companies. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations.

The effects of reinsurance on premiums were as follows:

                                                                  FOR THE YEARS ENDED DECEMBER
                                                                               31
                                                                  -----------------------------
                                                                   1996        1995       1994
                                                                  -------     ------     ------
                                                                          ($ THOUSANDS)
Direct premiums...............................................    $12,998     $9,809     $2,380
Reinsurance assumed...........................................         --         --         --
Reinsurance ceded.............................................        776        475        188
                                                                  -------     ------     ------
TOTAL PREMIUMS................................................    $12,222     $9,334     $2,192
                                                                  =======     ======     ======

Reinsurance recoveries on ceded reinsurance contracts were $357, $170 and $57 during 1996, 1995 and 1994 respectively.

14.  FOREIGN OPERATIONS

The Company markets traditional life insurance products in Taiwan through its Taiwanese Branch. The carrying amount of net assets located in Taiwan as at December 31, 1996 and 1995 was $15,080 and $1,125 respectively.

The income (loss) before taxes related to the Taiwan and U.S. business was as follows:

                                                               FOR THE YEARS ENDED DECEMBER 31
                                                               --------------------------------
                                                                 1996        1995        1994
                                                               --------     -------     -------
                                                                        ($ THOUSANDS)
Taiwan.....................................................    $(17,530)    $(9,332)    $(3,763)
U.S........................................................       9,123       2,486      (2,963)
                                                                -------      ------      ------
TOTAL......................................................    $ (8,407)    $(6,846)    $(6,726)
                                                                =======      ======      ======

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

15.  CONTINGENCIES

The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

APPENDIX A

SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Guaranteed Interest Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on lives insured of given ages would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.


The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by NASL Series Trust are deducted from the gross return. The illustrations reflect an average of those Portfolios' current expenses, which is approximately 0.938% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -0.933%, 5.011% and 10.955%.



The tables assume that no premiums have been allocated to the Guaranteed Interest Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.


There are two tables shown for each combination of age and death benefit option for a Policy issued to a male non-smoker and female non-smoker, one based on current cost of insurance charges assessed by the Company and the other based on the maximum cost of insurance charges based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables. Current cost of insurance charges are not guaranteed and may be changed. Upon request, Manufacturers Life of America will furnish a comparable illustration based on the proposed lives insured's issue ages, sex (unless unisex rates are required by law, or are requested) and risk classes, any additional ratings and the death benefit option, face amount and planned premium requested. Illustrations for smokers would show less favorable results than the illustrations shown below.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include cash surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Fund for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

The Policies have been offered to the public only since September 1, 1994. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                  MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                   FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                  $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                         $7,500 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                                0% Hypothetical                         6% Hypothetical                   12% Hypothetical
                            Gross Investment Return                 Gross Investment Return            Gross Investment Return
                      -----------------------------------     -----------------------------------     -------------------------
End of   Accumulated   Policy        Cash                      Policy        Cash                       Policy          Cash
Policy    Premiums     Value       Surrender      Death        Value       Surrender      Death         Value        Surrender
Year(1)      (2)        (3)        Value(3,5)    Benefit        (3)        Value(3,5)    Benefit         (3)         Value(3,5)
    1     $   7,875   $  6,564(4)  $  2,407 (4)  $500,000(4)  $  6,968(4)  $  2,811 (4)  $500,000(4)  $    7,372(4)  $    3,216(4)
    2        16,144     12,978        8,080       500,000       14,189        9,292       500,000         15,449         10,551
    3        24,826     19,248       14,130       500,000       21,678       16,559       500,000         24,303         19,185
    4        33,942     25,371       20,253       500,000       29,438       24,320       500,000         34,008         28,890
    5        43,514     31,342       26,224       500,000       37,476       32,358       500,000         44,643         39,525
    6        53,565     37,158       32,040       500,000       45,796       40,678       500,000         56,298         51,180
    7        64,118     42,812       38,206       500,000       54,404       49,798       500,000         69,067         64,461
    8        75,199     48,300       44,206       500,000       63,304       59,210       500,000         83,059         78,965
    9        86,834     53,615       50,033       500,000       72,501       68,918       500,000         98,392         94,809
   10        99,051     58,749       55,678       500,000       81,996       78,925       500,000        115,195        112,124
   15       169,931     85,718       85,718       500,000      140,593      140,593       500,000        237,022        237,022
   20       260,394    107,429      107,429       500,000      212,340      212,340       500,000        441,788        441,788
   25       375,851    117,223      117,223       500,000      297,612      297,612       500,000        784,453        784,453
   30       523,206     99,364       99,364       500,000      400,095      400,095       500,000      1,352,282      1,352,282


End of
Policy     Death
Year(1)   Benefit
         <C
    1    $  500,000(4)
    2       500,000
    3       500,000
    4       500,000
    5       500,000
    6       500,000
    7       500,000
    8       500,000
    9       500,000
   10       500,000
   15       500,000
   20       512,474
   25       839,364
   30     1,419,896


---------------

(1) All values shown are as of the end of the Policy Year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the Policy Anniversary, (b) no Policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.

(2) Assumes net interest of 5% compounded annually.


(3) NASL Financial Services, Inc. has voluntarily agreed to waive fees payable to it and/or to reimburse expenses for a period of one year from January 1, 1997 to the extent necessary to prevent the total of advisory fees and expenses for the Common Stock Trust, Real Estate Securities Trust and Capital Growth Bond Trust for such period from exceeding .50% of average net assets. The investment management fees and expenses used to calculate the policy values do not reflect this waiver. If this waiver were reflected in the calculations, Policy Values and Cash Surrender Values would be slightly higher.


(4) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Guaranteed Death Benefit will keep the Policy in force until the Policy Anniversary on which the lives insured are average Attained Age 100 years old.

(5) Cash Surrender Value for first two years reflects sales charge limitations imposed by the S.E.C.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF NASL SERIES TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                  MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                   FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                  $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                         $7,500 ANNUAL PLANNED PREMIUM
                          ASSUMING GUARANTEED CHARGES

                                     0% Hypothetical                         6% Hypothetical                  12% Hypothetical
                                 Gross Investment Return                 Gross Investment Return           Gross Investment Return
                            ----------------------------------     -----------------------------------     -----------------------
End of      Accumulated                   Cash                                    Cash                                     Cash
Policy       Premiums       Policy      Surrender      Death        Policy      Surrender      Death        Policy       Surrender
Year(1)         (2)          Value      Value(4)      Benefit       Value       Value(4)      Benefit        Value         Value
    1        $   7,875      $ 6,564(3)   $ 2,407(3)   $500,000(3)  $  6,968(3)  $  2,811 (3)  $500,000(3)  $   7,372(3)  $  3,216(3)
    2           16,144       12,978        8,080       500,000       14,189        9,291       500,000        15,448       10,551
    3           24,826       19,236       14,118       500,000       21,665       16,547       500,000        24,290       19,172
    4           33,942       25,333       20,215       500,000       29,398       24,280       500,000        33,966       28,848
    5           43,514       31,258       26,140       500,000       37,387       32,269       500,000        44,550       39,432
    6           53,565       37,004       31,886       500,000       45,631       40,513       500,000        56,121       51,003
    7           64,118       42,557       37,951       500,000       54,128       49,521       500,000        68,768       64,161
    8           75,199       47,906       43,811       500,000       62,872       58,777       500,000        82,587       78,492
    9           86,834       53,035       49,453       500,000       71,859       68,276       500,000        97,685       94,102
   10           99,051       57,927       54,856       500,000       81,080       78,010       500,000       114,179      111,108
   15          169,931       78,626       78,626       500,000      131,085      131,085       500,000       223,779      223,779
   20          260,394       88,600       88,600       500,000      185,194      185,194       500,000       399,676      399,676
   25          375,851       74,051       74,051       500,000      235,745      235,745       500,000       686,710      686,710
   30          523,206        3,255(5)     3,255(5)          0(5)   270,655      270,655       500,000     1,145,089    1,145,089


End of
Policy     Death
Year(1)   Benefit
    1    $ 500,000(3)
    2      500,000
    3      500,000
    4      500,000
    5      500,000
    6      500,000
    7      500,000
    8      500,000
    9      500,000
   10      500,000
   15      500,000
   20      500,000
   25      734,779
   30    1,202,343


---------------

(1) All values shown are as of the end of the Policy Year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the Policy Anniversary, (b) no Policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.

(2) Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Guaranteed Death Benefit will keep the Policy in force until the Policy Anniversary on which the lives insured are average Attained Age 100 years old.

(4) Cash Surrender Value for first two years reflects sales charge limitations imposed by the S.E.C.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF NASL SERIES TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                  MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                   FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                  $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                         $8,200 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES


                               0% Hypothetical                     6% Hypothetical                     12% Hypothetical
                           Gross Investment Return             Gross Investment Return              Gross Investment Return
                      ----------------------------------  ----------------------------------  -----------------------------------
End of   Accumulated                Cash                                Cash                                 Cash
Policy    Premiums    Policy      Surrender      Death    Policy      Surrender      Death     Policy      Surrender      Death
Year(1)      (2)       Value      Value(3)      Benefit    Value      Value(3)      Benefit    Value       Value(3)      Benefit
    1    $  8,610     $ 7,227(4)   $ 2,767(4)   $507,227(4) $ 7,671(4)  $ 3,211(4)  $507,671(4) $  8,115(4) $  3,655 (4) $508,115(4)
    2      17,651      14,291        9,173       514,291   15,623       10,505       515,623    17,007       11,889       517,007
    3      27,143      21,198       16,080       521,198   23,870       18,752       523,870    26,756       21,638       526,756
    4      37,110      27,944       22,826       527,944   32,417       27,299       532,417    37,442       32,324       537,442
    5      47,576      34,522       29,404       534,522   41,268       36,150       541,268    49,149       44,031       549,149
    6      58,564      40,928       35,809       540,928   50,427       45,309       550,427    61,972       56,854       561,972
    7      70,103      47,153       42,547       547,153   59,896       55,290       559,896    76,012       71,406       576,012
    8      82,218      53,191       49,097       553,191   69,678       65,584       569,678    91,380       87,286       591,380
    9      94,939      59,032       55,449       559,032   79,772       76,189       579,772   108,196      104,614       608,196
   10     108,296      64,664       61,593       564,664   90,175       87,104       590,175   126,590      123,520       626,590
   15     185,791      93,873       93,873       593,873  153,585      153,585       653,585   258,402      258,402       758,402
   20     284,698     115,942      115,942       615,942  227,582      227,582       727,582   471,159      471,159       971,159
   25     410,930     122,216      122,216       622,216  304,694      304,694       804,694   807,281      807,281      1,307,281
   30     572,038      93,300       93,300       593,300  362,701      362,701       862,701  1,323,060    1,323,060     1,823,060


---------------

(1) All values shown are as of the end of the Policy Year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the Policy Anniversary, (b) no Policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.

(2) Assumes net interest of 5% compounded annually.


(3) NASL Financial Services, Inc. has voluntarily agreed to waive fees payable to it and/or to reimburse expenses for a period of one year from January 1, 1997 to the extent necessary to prevent the total of advisory fees and expenses for the Common Stock Trust, Real Estate Securities Trust and Capital Growth Bond Trust for such period from exceeding .50% of average net assets. The investment management fees and expenses used to calculate the policy values do not reflect this waiver. If this waiver were reflected in the calculations, Policy Values and Cash Surrender Values would be slightly higher.


(4) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Guaranteed Death Benefit will keep the Policy in force until the Policy Anniversary on which the lives insured are average Attained Age 85 years old.

(5) Cash Surrender Value for first two years reflects sales charge limitations imposed by the S.E.C.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF NASL SERIES TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                  MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                   FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                  $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                         $8,200 ANNUAL PLANNED PREMIUM
                          ASSUMING GUARANTEED CHARGES


                               0% Hypothetical                    6% Hypothetical                   12% Hypothetical
                           Gross Investment Return            Gross Investment Return           Gross Investment Return
                      ----------------------------------  -------------------------------  ----------------------------------
End of  Accumulated                 Cash                                Cash                             Cash
Policy    Premiums    Policy      Surrender      Death    Policy      Surrender   Death    Policy      Surrender      Death
Year(1)     (2)        Value      Value(4)      Benefit    Value      Value(4)   Benefit    Value      Value(3)      Benefit
    1   $    8,610    $ 7,227(3)   $ 2,767(3)   $507,227(3) $ 7,671(3) $  3,211 (3) $507,671(3) $ 8,115(3)  $ 3,655(3) $508,115(3)
    2       17,651     14,291        9,173       514,291   15,622       10,504    515,622   17,007       11,889       517,007
    3       27,143     21,186       16,068       521,186   23,857       18,739    523,857   26,743       21,625       526,743
    4       37,110     27,903       22,785       527,903   32,374       27,256    532,374   37,397       32,279       537,397
    5       47,576     34,433       29,315       534,433   41,173       36,055    541,173   49,048       43,930       549,048
    6       58,564     40,763       35,645       540,763   50,248       45,130    550,248   61,778       56,660       561,778
    7       70,103     46,878       42,271       546,878   59,593       54,987    559,593   75,678       71,072       575,678
    8       82,218     52,761       48,667       552,761   69,197       65,103    569,197   90,843       86,748       590,843
    9       94,939     58,394       54,812       558,394   79,049       75,466    579,049  107,376      103,793       607,376
   10      108,296     63,753       60,682       563,753   89,129       86,058    589,129  125,385      122,314       625,385
   15      185,791     85,931       85,931       585,931  142,656      142,656    642,656  242,729      242,729       742,729
   20      284,698     94,623       94,623       594,623  195,089      195,089    695,089  417,266      417,266       917,266
   25      410,930     74,087       74,087       574,087  226,876      226,876    726,876  662,114      662,114      1,162,114
   30      572,038          0(5)         0(5)          0(5) 199,227    199,227    699,227  981,465      981,465      1,481,465


---------------

(1) All values shown are as of the end of the Policy Year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the Policy Anniversary, (b) no Policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.

(2) Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test or the Fund Value Test has been and continues to be met, the Guaranteed Death Benefit will keep the Policy in force until the Policy Anniversary on which the lives insured are average Attained Age 85 years old.

(4) Cash Surrender Value for first two years reflects sales charge limitations imposed by the S.E.C.

(5) In the absence of additional premium payments, the policy will lapse.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF NASL SERIES TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX B

DEFINITIONS

The following terms have the following meanings when used in this Prospectus:

ADDITIONAL RATING -- an addition to the cost of insurance rate for lives insured who do not meet at least the underwriting requirements of the standard risk class.

AGE -- at a specific date means, for each of the lives insured, the age on the nearest birthday. If no specific date is mentioned, age means the age on the birthday nearest to the Policy Anniversary.

ATTAINED AGE -- Issue Age plus duration the policy has been in force since the Policy Date.

BUSINESS DAY -- any day that the New York Stock Exchange is open for trading and trading is not restricted. The net asset value of the underlying shares of a sub-account of the Separate Account will be determined as of the end of each Business Day. A Business Day is deemed to end at 4:00 p.m. Eastern Time.

CASH SURRENDER VALUE -- the Policy Value less the deferred sales charge, the deferred underwriting charge and any outstanding monthly deductions due.

DEATH BENEFIT GUARANTEE -- Manufacturers Life of America guarantees that the Policy will not go into default even if a combination of Policy loans, adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a Policy Month.

DEATH BENEFIT GUARANTEE CUMULATIVE PREMIUM TEST -- a test that, if satisfied to youngest Attained Age 100 for death benefit Option 1 Policies, and youngest Attained Age 85 for death benefit Option 2 Policies, will maintain the Death Benefit Guarantee. To satisfy the Death Benefit Guarantee Cumulative Premium Test, the sum of premiums paid, less withdrawals, and less Policy loans must equal or exceed the sum of Death Benefit Guarantee Premiums since issue as at the beginning of each Policy Month.

DEATH BENEFIT GUARANTEE PREMIUM -- a measure of premium used in determining compliance with the Death Benefit Guarantee Cumulative Premium Test. The Death Benefit Guarantee Premium as an annual amount is established by the Company based on the individual life insured's Issue Age, sex (unless unisex rates are required by law or are requested), risk class, death benefit option, supplementary benefits and additional ratings.

EFFECTIVE DATE -- the date that Manufacturers Life of America becomes obligated under the Policy and when the first monthly deductions are taken. It is the later of the date the underwriters approve issuance of the Policy, or the date at least the Initial Premium is received at the Service Office.

FUND VALUE TEST -- a test which, if satisfied in applicable Policy Years, will maintain the Death Benefit Guarantee. To satisfy the Fund Value Test the Gross Single Premium at the beginning of any applicable Policy Month must not be greater than the Net Policy Value.

GROSS SINGLE PREMIUM -- the amount of premium, based on each life insured's Attained Age, the duration of the coverage, sex (unless unisex rates are required by law or are requested), and risk class, needed to endow the Policy at the age the Death Benefit Guarantee terminates, assuming 4% interest and current charges.

GUARANTEED INTEREST ACCOUNT -- that part of the Policy Value which reflects the value the policyowner has in the general account of Manufacturers Life of America.

GUIDELINE ANNUAL PREMIUM (GAP) -- an amount defined by S.E.C. regulation. It is used to determine maximum sales charges that may be deducted under the Policy.

INITIAL PREMIUM -- at least 1/12 of the Target Premium.

INVESTMENT ACCOUNT -- that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

ISSUE AGE -- the Age nearest birthday, at Policy Date, as shown in the Policy. If there is an Additional Rate based on age, the Issue Age will be adjusted to reflect the underwriting class.

LOAN ACCOUNT -- that part of the Policy Value which reflects the value the policyowner has transferred from the Guaranteed Interest Account or the Investment Accounts as collateral for a Policy loan.

MODIFIED POLICY DEBT -- as of any date, the Policy Debt plus the amount of interest to be charged to the next Policy Anniversary, all discounted from the next Policy Anniversary to such date at an annual rate of 4%.

MONTHLY DEATH BENEFIT GUARANTEE PREMIUM -- 1/12 of the Death Benefit Guarantee Premium.

MONTHLY NO LAPSE GUARANTEE PREMIUM -- 1/12 of the No Lapse Guarantee Premium.

NET CASH SURRENDER VALUE -- the Cash Surrender Value less the Policy Debt.

NET POLICY VALUE -- the Policy Value less the value in the Loan Account.

NET PREMIUM -- amount of premium allocated to the Investment Accounts and/or the Guaranteed Interest Account. It equals gross premiums less the deductions for premium charge and state, local and federal taxes.

NO LAPSE GUARANTEE -- Manufacturers Life of America guarantees that the Policy will not go into default even if a combination of Policy loans, adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a Policy Month.

The No Lapse Guarantee requires a lower cumulative premium than the Death Benefit Guarantee, and in return guarantees a shorter number of years that the Policy will stay in force if the No Lapse Guarantee Cumulative Premium Test is met.

NO LAPSE GUARANTEE CUMULATIVE PREMIUM TEST -- a test that, if satisfied in the No Lapse Guarantee Period, will maintain the No Lapse Guarantee. To satisfy the No Lapse Guarantee Cumulative Premium Test, the sum of premiums paid, less withdrawals, and less Policy loans must equal or exceed the sum of No Lapse Guarantee Premiums since issue as at the beginning of each Policy Month.

NO LAPSE GUARANTEE PERIOD -- is the first 10 Policy Years for lives insured with an average Issue Age up to and including age 70. For lives insured with an average Issue Age of 71 and older, the No Lapse Guarantee Period decreases by one year for each year the average Issue Age exceeds 70, until age 77. After age 77 the No Lapse Guarantee Period is fixed at three years.

The No Lapse Guarantee is available only to lives insured whose average Issue Age is 85 or less.

NO LAPSE GUARANTEE PREMIUM -- is equal to Target Premium, and is a measure of premium used in determining compliance with the No Lapse Guarantee Premium Test.

PLANNED PREMIUM -- the premium the policyowner plans to pay periodically. Subject to certain requirements of law, the Planned Premium may be changed at any time.

POLICY DATE -- the date from which Policy Years, Policy Months and Policy Anniversaries are determined. Monthly deductions are due on the Policy Date.

POLICY DEBT -- as of any date, the aggregate amount of Policy loans, including borrowed interest, less any loan repayments.

POLICY VALUE -- the sum of the values in the Loan Account, the Guaranteed Interest Account and the Investment Accounts.

SERVICE OFFICE -- the office designated to service the Policies, which is shown on the cover page of this prospectus.

SURRENDER CHARGE PERIOD -- the period (usually 15 years) following the Policy Date or any increase in face amount during which surrender charges may be assessed if the Policy is surrendered or lapsed, the face amount is decreased or a partial withdrawal takes place. There are two surrender charges under the Policy: a Deferred Underwriting Charge and a Deferred Sales Charge.

TARGET PREMIUM (TP) -- premium amount used to determine the maximum sales charge and deferred sales charge under a Policy and to determine the level of compensation the agent shall receive. The Target Premium for the initial face amount is set forth in the Policy.

This premium is based on each individual life insured's Issue Age, sex (unless unisex rates are required by law or are requested), risk class, death benefit option, supplementary benefits and additional ratings. The policyowner will be advised of the Target Premium for any increase in face amount.

WITHDRAWAL TIER AMOUNT -- of any date is the net Cash Surrender Value at the previous anniversary, multiplied by 10%.

                                      LOGO

                                    PART II

                           PART II. OTHER INFORMATION

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940



The Manufacturers Life Insurance Company of America hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.



                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:


The facing sheet;
Cross-Reference Sheet;
The Prospectus, consisting of 83 pages;
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940
The signatures;
Written consents of the following persons:
     Jones & Blouch L.L.P.
     Ernst & Young LLP
     John R. Ostler

The following exhibits are filed as part of this Registration Statement:


1. Copies of all exhibits required by paragraph A of the instructions as to exhibits in Form N-8B-2 are set forth below under designations based on such instructions:


A(1) Resolutions of Board of Directors of The Manufacturers Life Insurance Company of America establishing Separate Account Three. Incorporated by reference to Exhibit A(1) to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of America on April 4, 1994 (File No. 33-77256).

A(3)(a)(i)    Distribution Agreement between The Manufacturers Life Insurance
              Company of America and ManEquity, Inc. Incorporated by reference to Exhibit A(3)(a)(i) to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of America on
              April 4, 1994 (File No. 33-77256).

A(3)(a)(ii)   Amendment to Distribution Agreement (re Variable Life).
              Incorporated by reference to Exhibit A(3)(a)(ii) to the Registration Statement on Form S-6 filed by The Manufacturers Life
              Insurance Company of America on April 4, 1994 (File No. 33-77256).

A(3)(a)(iii)  Amendment to Distribution Agreement (re redomestication).
              Incorporated by reference to Exhibit A(3)(a)(iii) to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of America on April 4, 1994 (File No. 33-77256).

A(3)(b)(i)    Specimen Agreement between ManEquity, Inc. and registered
              representatives. Incorporated by reference to Exhibit A(3)(b)(i) to the Registration Statement on Form S-6 filed by The
              Manufacturers Life Insurance Company of America on April 4, 1994
              (File No. 33-77256).

A(3)(b)(ii)   Specimen Agreement between ManEquity, Inc. and dealers.
              Incorporated by reference to Exhibit A(3)(b)(ii) to the Registration Statement on Form S-6 filed by The Manufacturers Life
              Insurance Company of America on April 4, 1994 (File No. 33-77256).

A(3)(c) Schedule of Sales Commissions. Incorporated by reference to Exhibit A(3)(c) to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of America on April 4, 1994 (File No. 33-77256).

A(5)(a) Specimen Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(5)(a) to the Pre- Effective Amendment No. 1 to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of America on August 12, 1994 (File No. 33-77256).



A(5)(a)(i)    Endorsement to Policy.**

A(6)(a) Restated Articles of Redomestication of The Manufacturers Life Insurance Company of America. Incorporated by reference to Exhibit
              (3)(a)(i) to Post-Effective Amendment No. 6 to the Registration Statement on Form S-1 filed by The Manufacturers Life Insurance Company of America on December 9, 1996 (file No. 33-57020)**.

A(6)(b) By-Laws of The Manufacturers Life Insurance Company of America. Incorporated by reference to Exhibit (3)(b)(i) to Post-Effective Amendment No. 6 to the Registration Statement on Form S-1 filed by The Manufacturers Life Insurance Company of America on December 9, 1996 (file No. 33-57020)**.

A(8)(a)       Service Agreement between The Manufacturers Life Insurance
              Company of America and The Manufacturers Life Insurance Company. (Amended and Restated as of July 1, 1993). Incorporated by reference to Exhibit A(8)(a) to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of America on April 4, 1994 (File No. 33-77256).

A(8)(b)       Specimen Stoploss Reinsurance Agreement between The
              Manufacturers Life Insurance Company of America and The Manufacturers Life Insurance Company. Incorporated by reference to Exhibit A(8)(b) to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of America on April 4, 1994 (File No. 33-77256).

A(8)(c) Service Agreement between The Manufacturers Life Insurance Company and ManEquity. Incorporated by reference to Exhibit A(8)(c) to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of America on April 4, 1994 (File No. 33-77256).

A(10) Specimen Application for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10) to Post Effective Amendment No. 3 to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of America on April 26, 1996 (File No. 33-77256).**


A(10)(a) Specimen Application Supplement for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10)(a) to Post Effective Amendment No. 5 to the Registration Statement on Form S-6 filed by the Manufacturers Life Insurance Company of America on December 23, 1996 (File No. 33-77256).**


2.            See Exhibit 1.A(5)(a).


3. Opinion and consent of James D. Gallagher, Esq., General Counsel of The Manufacturers Life Insurance Company of America. Incorporated by reference to Exhibit 3 to Post Effective Amendment No. 5 to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of America on December 23, 1996 (File No. 33-77256).**


4. No financial statements are omitted from the prospectus pursuant to instruction 1(b) or (c) of Part I.

5.            Not applicable.


6. Opinion and consent of John R. Ostler, Vice-President, Treasurer and Chief Actuary of The Manufacturers Life Insurance Company of America.**

7.            Specimen notice of withdrawal right ("free look" notice).
              Incorporated by reference to Exhibit 7 to Pre-effective Amendment No. 1 to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of America on August 12, 1994 (File No. 33-77256).

8(a). Specimen notice of right of surrender while sales charge limitation applies (initial purchase). Incorporated by reference to Exhibit 8(a) to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of America on August 12, 1994 (File No. 33-77256).

8(b).         Specimen notice of cancellation right (face amount increase).
              Incorporated by reference to Exhibit 8(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of America on August 12, 1994 (File No. 33-77256).

8(c). Specimen notice of right of surrender while sales charge limitation applies (default). Incorporated by reference to Exhibit 8(c) to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of America on August 12, 1994 (File No. 33-77256).

9. Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of America on November 1, 1996 (File no. 33-77256)**

10.           Consent of Ernst & Young LLP.**

11.           Consent of Jones & Blouch L.L.P.**


12. Power of Attorney. Incorporated by reference to Exhibit 12 to Post Effective Amendment No. 10 to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of America on February 28, 1997 (File No. 33-52310)**

27.           Financial Data Schedules.**




** Filed electronically

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 the registrant, SEPARATE ACCOUNT THREE OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA, and the depositor, THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA, certify that the registrant meets all of the requirements for effectiveness of this amended registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amendment to the registration statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of the depositor to be hereunto affixed and attested, all in the City of Toronto, Province of Ontario, Canada, on the 28th day of April, 1997.


                                           SEPARATE ACCOUNT THREE OF THE
                                           MANUFACTURERS LIFE INSURANCE
                                           COMPANY OF AMERICA
                                           -----------------------------
                                                (Registrant)
                                           By: THE MANUFACTURERS LIFE
                                           INSURANCE COMPANY OF AMERICA
                                           -----------------------------
                                                (Depositor)
                                           By: /s/ Donald A. Guloien
                                           -----------------------------
                                           DONALD A. GULOIEN
                                           President

                                           THE MANUFACTURERS LIFE INSURANCE
                                           COMPANY OF AMERICA

                                           By: /s/ Donald A. Guloien
                                           -----------------------------
                                           DONALD A. GULOIEN
                                           President


[SEAL]

Attest
/s/ James D. Gallagher
-----------------------------
JAMES D. GALLAGHER
Secretary

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of l933, this amended registration statement has been signed by the following persons in the capacities indicated on this 28th day of April 1997.


  Signature                     Title                           Date
 -----------                   -------                         ------

             *             Chairman and Director
  ----------------------                                  ----------------
  JOHN D. RICHARDSON

             *             President and Director
  ----------------------   (Principal Executive Officer)  ----------------
  DONALD A. GULOIEN

             *
  ----------------------   Director                       ----------------
  SANDRA M. COTTER


  /s/ James D. Gallagher   Director
  ----------------------                                  ----------------
  JAMES D. GALLAGHER

             *             Director
  ----------------------                                  ----------------
  BRUCE GORDON

             *             Director
  -----------------------                                 ----------------
  JOSEPH J. PIETROSKI

             *
  ----------------------   Director                       ----------------
  THEODORE KILKUSKIE, JR.


             *             Vice President, Finance
  ----------------------   (Principal Financial           ----------------
  DOUGLAS H. MYERS          and Accounting Officer)


 */s/ James D. Gallagher
  ----------------------                                  ----------------
  JAMES D. GALLAGHER
  Pursuant to Power of Attorney



                                 EXHIBITS INDEX


Exhibit No.      Description                     Sequentially Numbered Page
-----------      -----------                     --------------------------
27.              Financial Data Schedules.

99.A(1)          Resolutions of Board of         Incorporated by reference
                 Directors of The                to Exhibit A(1) to the
                 Manufacturers Life Insurance    Registration Statement on
                 Company of America              Form S-6 filed by The
                 establishing Separate Account   Manufacturers Life
                 Three.                          Insurance Company of
                                                 America on April 4,
                                                 1994(File No. 33-77256).

99.A(3)(a)(i)    Distribution Agreement          Incorporated by reference
                 between The Manufacturers       to Exhibit A(3)(a)(i) to
                 Life Insurance Company of       the Registration
                 America and ManEquity, Inc.     Statement on Form S-6
                                                 filed by The
                                                 Manufacturers Life
                                                 Insurance Company of
                                                 America on April 4, 1994
                                                 (File No. 33-77256).

99.A(3)(a)(ii)   Amendment to Distribution       Incorporated by reference
                 Agreement (re Variable Life).   to Exhibit A(3)(a)(ii) to
                                                 the Registration
                                                 Statement on Form S-6
                                                 filed by The
                                                 Manufacturers Life
                                                 Insurance Company of
                                                 America on April 4, 1994
                                                 (File No. 33-77256).

99.A(3)(a)(iii)  Amendment to Distribution       Incorporated by reference
                 Agreement (re                   to Exhibit A(3)(a)(iii)
                 redomestication).               to the Registration
                                                 Statement on Form S-6
                                                 filed by The
                                                 Manufacturers Life
                                                 Insurance Company of
                                                 America on April 4, 1994
                                                 (File No. 33-77256).

99.A(3)(b)(i)    Specimen agreement between      Incorporated by reference
                 ManEquity, Inc. and             to Exhibit A(3)(b)(i) to
                 registered representatives      the Registration State
                                                 ment on Form S-6 filed by
                                                 The Manufacturers Life
                                                 Insurance Company of
                                                 America on April 4, 1994
                                                 (File No. 33-77256).

99.A(3)(b)(ii)   Specimen agreement between      Incorporated by reference
                 ManEquity, Inc. and dealers.    to Exhibit A(3)(b)(ii) to
                                                 the Registration
                                                 Statement on Form S-6
                                                 filed by The
                                                 Manufacturers Life
                                                 Insurance Company of
                                                 America on April 4, 1994
                                                 (File No. 33-77256).

99.A(3)(c)       Schedule of Sales Commissions.  Incorporated by reference
                                                 to Exhibit A(3)(c) to the
                                                 Registration Statement on
                                                 Form S-6 filed by The
                                                 Manufacturers Life
                                                 Insurance Company of
                                                 America on April 4, 1994
                                                 (File No. 33-77256).

99.A(5)(a)       Specimen Flexible               Incorporated by
                 Premium Variable                reference to Exhibit
                 Life Insurance                  A(5)(a) to Pre-
                 Policy                          Effective Amendment
                                                 No.1 to the
                                                 Registration
                                                 Statement on Form S-6
                                                 filed by The
                                                 Manufacturers Life
                                                 Insurance Company of
                                                 America on August 12, 1994
                                                 (File No. 33-77256).


99.A(5)(a)(i)    Endorsement to Policy **

99.A(6)(a)       Restated Articles of            Incorporated by
                 Redomestication                 reference to Exhibit
                 The Manufacturers               3(a)(i) to the Post
                 Life Insurance                  Effective Amendment
                 Company of America.**           No. 6 to the
                                                 Registration
                                                 Statement on Form S-1
                                                 filed by The
                                                 Manufacturers Life
                                                 Insurance Company of
                                                 America on December 9, 1996
                                                 (File No. 33-57020).

99.A(6)(b)       By-Laws of The                  Incorporated by
                 Manufacturers Life              reference to Exhibit
                 Insurance Company               3(b)(i) to the Post
                 of America.**                   Effective Amendment
                                                 No. 6 to the
                                                 Registration
                                                 Statement on Form S-1
                                                 filed by The
                                                 Manufacturers Life
                                                 Insurance Company of
                                                 America on December 9, 1996
                                                 (File No. 33-57020).


99.A(8)(a)       Service Agreement               Incorporated by
                 between The                     reference to Exhibit
                 Manufacturers Life              A(8)(a) to the
                 Insurance Company               Registration
                 of America and The              Statement on Form S-6
                 Manufacturers Life              filed by The
                 Insurance Company               Manufacturers Life
                 (Amended and                    Insurance Company of
                 Restated as of                  America on April 4, 1994
                 July 1, 1993).                  (File No. 33-77256).

99.A(8)(b)       Specimen Stoploss               Incorporated by
                 Reinsurance                     reference to Exhibit
                 Agreement between               A(8)(b) to the
                 The Manufacturers               Registration
                 Life Insurance                  Statement on Form S-6
                 Company of America              filed by The
                 and The                         Manufacturers Life
                 Manufacturers Life              Insurance Company of
                 Insurance Company.              America on April 4, 1994
                                                 (File No. 33-77256).

99.A(8)(c)       Service Agreement               Incorporated by
                 between The                     reference to Exhibit
                 Manufacturers Life              A(8)(c) to the
                 Insurance Company               Registration
                 and ManEquity.                  Statement on Form S-6
                                                 filed by The
                                                 Manufacturers Life
                                                 Insurance Company of
                                                 America on April 4, 1994
                                                 (File No. 33-77256).

99.A(10)         Specimen                        Incorporated by
                 Application for                 reference to Exhibit
                 Flexible Premium                A(10) to the
                 Variable Life                   Post-Effective
                 Insurance Policy.**             Amendment No. 3 to
                                                 the Registration
                                                 Statement on Form S-6
                                                 filed By The
                                                 Manufacturers Life
                                                 Insurance Company of
                                                 America on April 26, 1996
                                                 (File No. 33-77256).

** Filed Electronically.


99.A(10)(a)      Specimen Application           Incorporated by
                 Supplement for Flexible        reference to
                 Premium Variable Life          Exhibit A(10)(a) to
                 Insurance Policy.**            Post-Effective
                                                Amendment No. 5 to
                                                the Registration Statement
                                                on Form S-6 filed
                                                by The Manufacturers
                                                Life Insurance Company
                                                of America on
                                                December 23, 1996
                                                (File No. 33-77256)


99.2.            See Exhibit 1A(5)(a).


99.3.            Opinion and consent             Incorporated by
                 of James D.                     reference to
                 Gallagher, Esq.,                Exhibit 3 to the
                 General Counsel of              Post-Effective
                 The Manufacturers               Amendment No. 5 to
                 Life Insurance                  the Registration
                 Company of America.             Statement on Form
                                                 S-6 filed By The
                                                 Manufacturers Life
                                                 Insurance Company
                                                 of America on
                                                 December  23, 1996
                                                 (File No. 33-77256).


99.4.            No financial statements
                 are omitted from the
                 prospectus pursuant
                 to instruction 1(b)
                 or (c) of Part I.

99.5.            Not applicable.

99.6.            Opinion and consent
                 of John R. Ostler,
                 Vice-President,
                 Treasurer and Chief
                 Actuary of The
                 Manufacturers Life
                 Insurance Company of
                 America.**

99.7.            Specimen notice of              Incorporated by
                 withdrawal right                reference to
                 ("free look"                    Exhibit 7 to
                 notice).                        Pre-Effective
                                                 Amendment No.1 to
                                                 the Registration
                                                 Statement on Form
                                                 S-6 filed by The
                                                 Manufacturers Life
                                                 Insurance Company
                                                 of America on
                                                 August 12, 1994
                                                 (File No. 33-77256).

99.8(a).         Specimen notice of              Incorporated by
                 right of surrender              reference to
                 while sales charge              Exhibit 8(a) to
                 limitation                      Pre- Effective
                 applies(initial                 Amendment No.1 to
                 purchase).                      the Registration
                                                 Statement on Form
                                                 S-6 filed by The
                                                 Manufacturers Life
                                                 Insurance Company
                                                 of America on
                                                 August 12, 1994
                                                 (File No. 33-77256).

99.8(b).         Specimen notice of              Incorporated by
                 cancellation right              reference to
                 (face amount                    Exhibit 8(b) to
                 increase).                      Pre-Effective
                                                 Amendment No.1 to
                                                 the Registration
                                                 Statement on Form
                                                 S-6 filed by The
                                                 Manufacturers Life
                                                 Insurance Company
                                                 of America on
                                                 August 12, 1994
                                                 (File No. 33-77256).

99.8(c).         Specimen notice of              Incorporated by
                 right of surrender              reference Exhibit
                 while sales charge              8(c) to Pre-
                 limitation                      Effective Amendment
                 applies(default).               No.1 to the
                                                 Registration
                                                 Statement on Form
                                                 S-6 filed by The
                                                 Manufacturers Life
                                                 Insurance Company
                                                 of America on
                                                 August 12, 1994
                                                 (File No. 33-77256).

** Filed electronically

99.9.            Memorandum Regarding Issuance,       Incorporated by
                 Face Amount Increase, Redemption     reference to
                 and Transfer Procedures for the      Exhibit 9 to
                 Policies.**                          Post-Effective
                                                      Amendment No. 4 to
                                                      the Registration
                                                      Statement on Form
                                                      S-6 filed by The
                                                      Manufacturers Life
                                                      Insurance Company
                                                      of America on
                                                      November 1, 1996
                                                      (File No. 33-77256)


99.24            Power of Attorney**                  Incorporated by reference
                                                      to Exhibit 12 to Post
                                                      Effective Amendment No. 10
                                                      to the Registration
                                                      Statement on Form S-6
                                                      filed by The Manufacturers
                                                      Life Insurance Company
                                                      of America on
                                                      February 28, 1997
                                                      (File No. 33-52310)


99.C1            Consent of Ernst & Young LLP.**

99.C6            Consent of Jones & Blouch
                 L.L.P. **




** Filed electronically